AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 4, 2003

                       SECURITIES ACT FILE NO. 333-______
                    INVESTMENT COMPANY ACT FILE NO. 811-21269
=====================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------
                                    FORM N-2

                          REGISTRATION STATEMENT UNDER
                         THE SECURITIES ACT OF 1933 [X]
                       PRE-EFFECTIVE AMENDMENT NO. __ [ ]
                       POST-EFFECTIVE AMENDMENT NO. __ [ ]
                                     AND/OR
                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940 [ ]
                               AMENDMENT NO. 4 [X]
                        (Check Appropriate Box or Boxes)
                                ----------------


                         EVERGREEN INCOME ADVANTAGE FUND
               (Exact Name of Registrant As Specified in Charter )

                               200 BERKELEY STREET
                              BOSTON, MA 02116-5034
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (617) 210-3200
                                ----------------
                          THE CORPORATION TRUST COMPANY
                               1209 ORANGE STREET
                              WILMINGTON, DE 19801
                     (Name and Address of Agent for Service)
                                ----------------
                                 With copies to:

                                DAVID C. MAHAFFEY
                            SULLIVAN & WORCESTER LLP
                               1666 K STREET, N.W.
                             WASHINGTON, D.C. 20006
                                ----------------





     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

     As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the offering is [ ]

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

=====================================================================


     TITLE OF SECURITIES             AMOUNT BEING                 PROPOSED                    PROPOSED                  AMOUNT OF
       BEING REGISTERED               REGISTERED           MAXIMUM OFFERING PRICE              MAXIMUM                REGISTRATION
                                                               PER SHARE (1)                  AGGREGATE                    FEE
                                                                                         OFFERING PRICE (1)

  Preferred Shares ($25,000
   liquidation value)     .           400 shares                  $25,000                    $10,000,000               $809.00(2)


=====================================================================

     (1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457.

     (2) Transmitted prior to the filing date to the designated lockbox of the Securities and Exchange Commission.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

     Information to be included in Part B is set forth in Part B to this Registration Statement.

     Information to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                              Subject to Completion
                        Preliminary Prospectus dated 2003


PROSPECTUS                                                      [EVERGREEN LOGO]
----------

                                               $

                         Evergreen Income Advantage Fund

                          Auction Rate Preferred Shares
                                                              Shares, Series [ ]
                                                              Shares, Series [ ]
                    Liquidation Preference $25,000 Per Share


         Evergreen Income Advantage Fund (the "Fund") is offering Series [ ] Auction Rate Preferred Shares and Series [ ] Auction Rate Preferred Shares. The shares are referred to in this prospectus as "Preferred Shares." The Fund is a newly organized, diversified, closed-end management investment company. The Preferred Shares are subject to mandatory redemption in certain circumstances. Any series of Preferred Shares may be redeemed, in whole or in part, at the option of the Fund at any time, subject to certain conditions. Dividends on the Preferred Shares will be cumulative from the date the shares are first issued.

         Investment Objective. The Fund's investment objective is to seek a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its investment objective.

         Portfolio Contents. Under normal market conditions, the Fund invests at least 80% of its total assets in below investment grade (high yield) debt securities, loans and preferred stocks. These securities are rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Services ("S&P") or are unrated securities of comparable quality as determined by the Fund's investment adviser. Because the Fund's investments will be concentrated in high yield securities, the Fund will be subject to the risks of such securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. There can be no assurance that the Fund will achieve its investment objective.

     Investment Adviser. Evergreen Investment Management Company, LLC (the "Advisor") is the Fund's investment adviser. See "Management of the Fund."

         Investing in Preferred Shares involves risks that are described in the "Risk Factors" section beginning on page of this prospectus. The minimum purchase amount of the Preferred Shares is $25,000.
                              ---------------------

                                                          Per Share        Total

         Public offering price.........................   $25,000           $
         Sales load....................................      $              $
         Proceeds to the Fund (1)......................      $              $


(1) Not including offering expenses payable by the Fund estimated to be $ , or $ per share.

         The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the Preferred Shares are first issued.

         Neither the Securities and Exchange Commission (the "Commission") nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         The underwriters are offering the Preferred Shares subject to various conditions. The Preferred Shares will be ready for delivery, in book-entry form only, through the facilities of The Depository Trust Company on or about , 2003.
                              ---------------------


                              ---------------------

                           The date of this prospectusis      , 2003.

         (Continued from cover page.)

         You should read the prospectus, which contains important information about the Fund, before deciding whether to invest in the Preferred Shares and retain it for future reference. A Statement of Additional Information, dated , 2003, containing additional information about the Fund, has been filed with the Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page of this prospectus, by calling 1-800-730-6001 or by writing to the Fund. You can review and copy documents the Fund has filed at the Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

         The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

         The Fund is offering shares of Series [ ] Preferred Shares and shares of Series [ ] Preferred Shares. The Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The Preferred Shares also have priority over the Fund's common shares as to distribution of assets as described in this prospectus. It is a condition of closing this offering that the Preferred Shares be assigned a rating of Aaa by Moody's and AAA by Fitch Ratings ("Fitch").

         The dividend rate for the initial dividend rate period will be % for Series [ ] and % for Series [ ]. The initial rate period for Series [ ] is from the date of issuance through , 2003. The initial rate period for Series [ ] is from the date of issuance through , 2003. For subsequent rate periods, Preferred Shares will pay dividends based on a rate set at auction, usually held every seven days in the case of Series [ ] Preferred Shares and every 28 days in the case of Series [ ] Preferred Shares. Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell Preferred Shares based on the results of an auction; and (2) purchases and sales will be settled on the next business day after the auction.

         The Preferred Shares are redeemable, in whole or in part, at the option of the Fund on the second business day prior to any date dividends are paid on the Preferred Shares, and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated but unpaid dividends to the date of redemption, plus a premium in certain circumstances.

         The Preferred Shares will not be listed on an exchange. You may only buy or sell Preferred Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

                                TABLE OF CONTENTS

                                                                            Page
Prospectus Summary............................................................6
------------------
Financial Highlights (Unaudited).............................................23
--------------------------------
The Fund.....................................................................23
--------
Use Of Proceeds..............................................................24
---------------
Capitalization (Unaudited)...................................................24
--------------------------
Portfolio Composition........................................................25
---------------------
Investment Objectives And Principal Investment Strategies....................25
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Risk Factors.................................................................33
------------
Management Of The Fund.......................................................41
----------------------
Description Of Preferred Shares..............................................43
-------------------------------
The Auction..................................................................52
-----------
U.S. Federal Income Tax Matters..............................................56
-------------------------------
Net Asset Value..............................................................59
---------------
Description Of Shares........................................................60
---------------------
Certain Provisions Of The Agreement And Declaration Of Trust And By-Laws.....61
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Underwriting.................................................................64
------------
Custodian, Transfer Agent, Dividend Disbursing Agent And Registrar...........65
------------------------------------------------------------------
Validity Of Shares...........................................................65
------------------
Table Of Contents For Statement Of Additional Information....................66
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         You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date of this prospectus, and the Fund's business, financial condition, results of operations and prospects may have changed since that date. If a material change occurs in the Fund's business, financial condition, results of operations or prospects during the period when a prospectus is required to be delivered when effecting transactions in the Preferred Shares, the Fund will be required under the Federal securities laws to amend its prospectus to reflect such change and an updated prospectus will be delivered by those persons required to deliver a prospectus.

                               PROSPECTUS SUMMARY

         This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's Preferred Shares, especially the information set forth under the heading "Risk Factors." You should read the more detailed information contained in this prospectus, the Statement of Additional Information and the Fund's Statement of Preferences of Auction Rate Preferred Shares (the "Statement") attached as Appendix B to the Statement of Additional Information. Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in the Statement.



The  Fund.....................              Evergreen  Income  Advantage Fund
                                            (the "Fund") is a recently
                                            organized, diversified, closed-end
                                            management  investment  company.
                                            The  Fund commenced  investment
                                            operations  on February 28, 2003
                                            and closed an initial  public
                                            offering  of  60,000,000 common
                                            shares of beneficial interest. As of
                                                , 2003, the Fund had common
                                            shares  outstanding and net assets
                                            of $  . The  Fund's  principal
                                            offices  are  located  at 200
                                            Berkeley Street, Boston,
                                            Massachusetts 02116-5034, and its
                                            telephone number is 1-800-343-2898.

The Offering...................             The Fund
                                            is offering    shares of Series [ ]
                                            Preferred Shares and shares of
                                            Series [ ] Preferred Shares, each at
                                            a purchase price of $25,000 per
                                            share plus dividends, if any, that
                                            have accumulated from the date the
                                            Fund first issued the Preferred
                                            Shares. The Preferred Shares are
                                            being offered through a group of
                                            underwriters led by (the
                                            "Underwriters").

                                            The Preferred Shares entitle their
                                            holders to receive cash dividends at
                                            an annual rate that may vary for the
                                            successive dividend periods for the
                                            Preferred Shares. In general, except
                                            as described under "Dividends and
                                            Rate Periods" below and "Description
                                            of Preferred Shares -- Dividends and
                                            Rate Periods," the dividend period
                                            for the Preferred Shares will be
                                            seven days, in the case of Series [
                                            ] Preferred Shares, and 28 days, in
                                            the case of Series [ ] Preferred
                                            Shares. The auction agent will
                                            determine the dividend rate for a
                                            particular period by an auction
                                            conducted on the business day
                                            immediately prior to the start of
                                            that rate period. See "The Auction."

                                            The Preferred Shares are not listed
                                            on an exchange. Instead, investors
                                            may buy or sell Preferred Shares in
                                            an auction by submitting orders to
                                            broker-dealers that have entered
                                            into an agreement with the auction
                                            agent and the Fund. Generally,
                                            investors in the Preferred Shares
                                            will not receive certificates
                                            representing ownership of their
                                            shares. The securities depository
                                            (The Depository Trust Company or any
                                            successor) or its nominee for the
                                            account of the investor's
                                            broker-dealer will maintain record
                                            ownership of Preferred Shares in
                                            book-entry form. An investor's
                                            broker-dealer, in turn, will
                                            maintain records of that investor's
                                            beneficial ownership of the
                                            Preferred Shares.

                                            An investor should consider whether
                                            to invest in a particular series
                                            based on the series' rate of return,
                                            the investor's time horizon for
                                            investment, and the investor's
                                            liquidity preference. Investors can
                                            choose between two tranches. The
                                            Series [ ] has a seven-day dividend
                                            period. The Series [ ] has a 28-day
                                            dividend period. The Series [ ], or
                                            28-day tranche, may be suited for
                                            investors with a longer investment
                                            horizon.

Investment Objective..........              The Fund's
                                            investment objective is to seek a
                                            high level of current income. The
                                            Fund may, as a secondary objective,
                                            also seek capital appreciation to
                                            the extent consistent with its
                                            investment objective. There can be
                                            no assurance that the Fund will
                                            achieve its investment objective.

Investment   Policies..............         Under  normal   market
                                            conditions,  the Fund invests at
                                            least 80% of its total assets in
                                            below  investment  grade (high
                                            yield)  debt securities, loans   and
                                            preferred   stocks.   These
                                            securities  are rated Ba or lower by
                                            Moody's  or BB or lower by S&P or
                                            are unrated  securities  of
                                            comparable quality as determined by
                                            the Advisor.  Debt  securities
                                            rated below investment  grade are
                                            commonly  referred to as "junk
                                            bonds" and are  considered
                                            speculative  with respect to the
                                            issuer's  capacity to pay  interest
                                            and repay principal. They involve
                                            greater risk of loss, are subject
                                            to  greater  price  volatility  and
                                            are  less liquid,   especially
                                            during   periods   of   economic
                                            uncertainty   or  change,   than
                                            higher   rated  debt securities.
                                            The  Fund's  investments  in  high
                                            yield securities   may  have  fixed
                                            or  variable   principal payments
                                            and all types of interest  rate and
                                            dividend payment  and  reset  terms,
                                            including   fixed  rate,  adjustable
                                            rate,  zero coupon,  contingent,
                                            deferred, payment in kind and
                                            auction  rate  features.  The Fund
                                            targets securities with a minimum
                                            rating of single B at the  time of
                                            purchase  and  attempts  to
                                            maintain  an average  portfolio
                                            quality  of B to  BB.  The  Advisor
                                            anticipates  that  no  more  than
                                            10%  of  the  Fund's portfolio  will
                                            be  comprised  of  securities  that
                                            are rated CCC or lower. The Fund
                                            invests  primarily in high  yield
                                            securities with a broad range of
                                            maturities.  The Advisor
                                            anticipates  that,  assuming  the
                                            issuance of preferred   shares,
                                            including    Preferred   Shares,
                                            representing approximately 331/3% of
                                            the Fund's capital immediately after
                                            their issuance,  the average
                                            duration of the Fund's  securities
                                            will be 4.50 to 4.70  years,
                                            although  there is no guarantee that
                                            this range will be obtained.
                                            The Fund currently does not intend
                                            to invest in  the  securities  of
                                            foreign   issuers, including
                                            emerging markets securities.

                                            Leverage. In addition to the
                                            issuance of Preferred Shares, which
                                            will represent approximately 33 1/3
                                            % of the Fund's capital immediately
                                            after their issuance, the Fund may
                                            also borrow money from banks or
                                            other financial institutions or
                                            issue debt securities. The Fund will
                                            not issue additional preferred
                                            shares or borrow money if,
                                            immediately after such issuance or
                                            borrowing, total leverage for the
                                            Fund exceeds 38% of the Fund's total
                                            assets immediately after such
                                            issuance or borrowing. The Fund may
                                            also borrow through repurchase
                                            agreements (up to 20% of its total
                                            assets).

                                            Convertible Securities. The Fund's
                                            investments in fixed income
                                            securities may include bonds and
                                            preferred stocks that are
                                            convertible into the equity
                                            securities of the issuer. The Fund
                                            will not invest more than 20% of its
                                            total assets in convertible
                                            instruments. Depending upon the
                                            relationship of the conversion price
                                            to the market value of the
                                            underlying securities, convertible
                                            securities may trade more like
                                            equity securities than debt
                                            instruments.

                                            Corporate Loans. The Fund may invest
                                            a portion of its total assets in
                                            loan participations and other direct
                                            claims against a corporate borrower.
                                            The corporate loans in which the
                                            Fund invests primarily consist of
                                            direct obligations of a borrower.
                                            The Fund may invest in a corporate
                                            loan at origination as a co-lender
                                            or by acquiring in the secondary
                                            market participations in,
                                            assignments of or novations of a
                                            corporate loan. By purchasing a
                                            participation, the Fund acquires
                                            some or all of the interest of a
                                            bank or other lending institution in
                                            a loan to a corporate borrower.

                                            Asset-Backed Securities. The Fund
                                            may invest in asset-backed
                                            securities but will not invest in
                                            mortgage-backed securities.
                                            Asset-backed securities represent
                                            participations in and are secured by
                                            and payable from assets such as
                                            installment sales or loan contracts,
                                            leases, credit card receivables and
                                            other categories of receivables.

                                            Real Estate Investment Trusts
                                            (REITs). REITs are companies that
                                            invest primarily in real estate or
                                            real estate related loans. Interests
                                            in REITs are significantly affected
                                            by the market for real estate and
                                            are dependent upon management's
                                            skills and on cash flows.

                                            Derivatives. The Fund may invest up
                                            to 10% of its total assets in
                                            futures and options on securities,
                                            indices and other derivatives. In
                                            addition, the Fund may enter into
                                            interest rate swap transactions with
                                            respect to the total amount the Fund
                                            is leveraged in order to hedge
                                            against adverse changes in interest
                                            rates affecting dividends payable on
                                            any preferred shares or interest
                                            payable on borrowings constituting
                                            leverage. In connection with any
                                            such swap transaction, the Fund will
                                            segregate liquid securities in the
                                            amount of its obligations under the
                                            transaction. A derivative is a
                                            security or instrument whose value
                                            is determined by reference to the
                                            value or the change in value of one
                                            or more securities, currencies,
                                            indices or other financial
                                            instruments. The Fund does not use
                                            derivatives as a primary investment
                                            technique and generally does not
                                            anticipate using derivatives for
                                            non-hedging purposes. In the event
                                            the Advisor uses derivatives for
                                            non-hedging purposes, no more than
                                            3% of the Fund's total assets will
                                            be committed to initial margin for
                                            derivatives for such purposes. The
                                            Fund may use derivatives for a
                                            variety of purposes, including:

                                            o As a hedge against adverse changes
                                              in securities market prices or
                                              interest rates; and

                                            o As a substitute for purchasing or
                                              selling securities.

                                            Due to current illiquidity in the
                                            high yield debt markets, investments
                                            that, in the judgment of the
                                            Advisor, are appropriate investments
                                            for the Fund may not be immediately
                                            available. Therefore, the Fund
                                            expects that there will be an
                                            initial investment period of up to
                                            two months following the completion
                                            of the Preferred Shares offering
                                            before it is fully invested in
                                            accordance with its investment
                                            objective and policies. Pending such
                                            investment, the Fund anticipates
                                            that all or a portion of the
                                            proceeds will be invested in U.S.
                                            government securities or high grade,
                                            short-term money market instruments.

Risks...........................            Before investing in the Preferred
                                            Shares you should consider certain
                                            risks carefully.

                                            Risks of Investing in the Preferred
                                            Shares. The primary risks of
                                            investing in the
                                            Preferred Shares are:

                                            o    The Fund will not be permitted
                                                 to declare dividends or other
                                                 distributions with respect to
                                                 your Preferred Shares unless
                                                 the Fund meets certain asset
                                                 coverage requirements;

                                            o    If an auction fails you may not
                                                 be able to sell some or all of
                                                 your shares;

                                            o    Because of the nature of the
                                                 market for Preferred Shares,
                                                 you may receive less than the
                                                 price you paid for your shares
                                                 if you sell them outside of the
                                                 auction, especially when market
                                                 interest rates are rising;

                                            o    A rating agency could downgrade
                                                 the rating assigned to the
                                                 Preferred Shares, which could
                                                 affect liquidity;

                                            o    The Fund may be forced to
                                                 redeem Preferred Shares to meet
                                                 regulatory or rating agency
                                                 requirements or may voluntarily
                                                 redeem your shares in certain
                                                 circumstances;

                                            o    In certain circumstances, the
                                                 Fund may not earn sufficient
                                                 income from its investments to
                                                 pay dividends on the Preferred
                                                 Shares; and

                                            o    If interest rates rise, the
                                                 value of the Fund's investment
                                                 portfolio will decline,
                                                 reducing the asset coverage for
                                                 the Preferred Shares.

                                            Leverage Risk. The Fund's leveraged
                                            capital structure creates special
                                            risks not associated with
                                            unleveraged funds having similar
                                            investment objectives and policies.
                                            These include the possibility of
                                            higher volatility of the net asset
                                            value of the Fund and the Preferred
                                            Shares' asset coverage.

                                            Interest Rate Risk. The Preferred
                                            Shares pay dividends based on
                                            shorter-term interest rates. The
                                            Fund invests the proceeds from the
                                            issuance of the Preferred Shares
                                            principally in intermediate- and
                                            longer-term, typically fixed rate
                                            bonds. The interest rates on
                                            intermediate- and longer-term bonds
                                            are typically, although not always,
                                            higher than shorter-term interest
                                            rates. Both shorter-term and
                                            intermediate-to-longer-term interest
                                            rates may fluctuate. If shorter-term
                                            interest rates rise, dividend rates
                                            on the Preferred Shares may rise so
                                            that the amount of dividends to be
                                            paid to holders of Preferred Shares
                                            exceeds the income from the
                                            intermediate- and longer-term bonds
                                            and other investments purchased by
                                            the Fund with the proceeds from the
                                            sale of the Preferred Shares.
                                            Because income from the Fund's
                                            entire investment portfolio (not
                                            just the portion of the portfolio
                                            purchased with the proceeds of the
                                            Preferred Shares offering) is
                                            available to pay dividends on the
                                            Preferred Shares, however, dividend
                                            rates on the Preferred Shares would
                                            need to exceed the rate of return on
                                            the Fund's investment portfolio by a
                                            wide margin before the Fund's
                                            ability to pay dividends on the
                                            Preferred Shares would be
                                            jeopardized. If intermediate- to
                                            longer-term interest rates rise,
                                            this could negatively impact the
                                            value of the Fund's investment
                                            portfolio, reducing the amount of
                                            assets serving as asset coverage for
                                            the Preferred Shares.

                                            Auction Risk. The dividend rate for
                                            the Preferred Shares normally is set
                                            through an auction process. In the
                                            auction, holders of Preferred Shares
                                            may indicate the dividend rate at
                                            which they would be willing to hold
                                            or sell their Preferred Shares or
                                            purchase additional Preferred
                                            Shares. The auction also provides
                                            liquidity for the sale of Preferred
                                            Shares. An auction fails if there
                                            are more Preferred Shares offered
                                            for sale than there are buyers. You
                                            may not be able to sell your
                                            Preferred Shares at an auction if
                                            the auction fails. Also, if you
                                            place hold orders (orders to retain
                                            shares) at an auction only at a
                                            specified dividend rate, and that
                                            rate exceeds the rate set at the
                                            auction, you will not retain your
                                            shares. Additionally, if you buy
                                            shares or elect to retain shares
                                            without specifying a dividend rate
                                            below which you would not wish to
                                            buy or continue to hold those
                                            shares, you could receive a lower
                                            rate of return on your shares than
                                            the market rate. Finally, the
                                            dividend period for the Preferred
                                            Shares may be changed by the Fund,
                                            subject to certain conditions with
                                            notice to the holders of Preferred
                                            Shares, which could also affect the
                                            liquidity of your investment.

                                            Secondary Market Risk. If you try to
                                            sell your Preferred Shares between
                                            auctions you may not be able to sell
                                            any or all of your shares or you may
                                            not be able to sell them for $25,000
                                            per share or $25,000 per share plus
                                            accumulated dividends. If the Fund
                                            has designated a special rate
                                            period, changes in interest rates
                                            could affect the price you would
                                            receive if you sold your shares in
                                            the secondary market.

                                            You may transfer shares outside of
                                            auctions only to or through a
                                            broker-dealer that has entered into
                                            an agreement with the auction agent
                                            and the Fund or other person as the
                                            Fund permits.

                                            Ratings and Asset Coverage Risk.
                                            While it is expected that Moody's
                                            will assign a rating of Aaa to the
                                            Preferred Shares and Fitch will
                                            assign a rating of AAA to the
                                            Preferred Shares, such ratings do
                                            not eliminate or necessarily
                                            mitigate the risks of investing in
                                            Preferred Shares.

                                            Restrictions on Dividends and Other
                                            Distributions. Restrictions imposed
                                            on the declaration and payment of
                                            dividends or other distributions to
                                            the holders of the Fund's common
                                            shares and Preferred Shares, both by
                                            the 1940 Act and by requirements
                                            imposed by rating agencies, might
                                            impair the Fund's ability to
                                            maintain its qualification as a
                                            regulated investment company for
                                            federal income tax purposes.

                                            General Risks of Investing in the
                                            Fund.

                                            Credit Risk. Credit risk refers to
                                            an issuer's ability to make payments
                                            of principal and interest when they
                                            are due. Because the Fund will own
                                            securities with low credit quality,
                                            it will be subject to a high level
                                            of credit risk. The credit quality
                                            of such securities is considered
                                            speculative by rating agencies with
                                            respect to the issuer's ability to
                                            pay interest or principal. The
                                            prices of lower grade securities are
                                            more sensitive to negative corporate
                                            developments, such as a decline in
                                            profits, or adverse economic
                                            conditions, such as a recession,
                                            than are the prices of higher grade
                                            securities. Securities that have
                                            longer maturities or that do not
                                            make regular interest payments also
                                            fluctuate more in price in response
                                            to negative corporate or economic
                                            news. Therefore, lower grade
                                            securities may experience high
                                            default rates, which could mean that
                                            the Fund may lose some of its
                                            investments in such securities,
                                            which would adversely affect the
                                            Fund's net asset value and ability
                                            to make distributions. The effects
                                            of this default risk are
                                            significantly greater for the
                                            holders of lower grade securities
                                            because these securities often are
                                            unsecured and subordinated to the
                                            payment rights of other creditors of
                                            the issuer.

                                            High Yield Debt Securities.
                                            Investment in high yield securities
                                            involves substantial risk of loss.
                                            Below investment grade debt
                                            securities or comparable unrated
                                            securities are commonly referred to
                                            as "junk bonds" and are considered
                                            predominantly speculative with
                                            respect to the issuer's ability to
                                            pay interest and principal and are
                                            susceptible to default or decline in
                                            market value due to adverse economic
                                            and business developments. The
                                            market values for high yield
                                            securities tend to be very volatile,
                                            and these securities are less liquid
                                            than investment grade debt
                                            securities. For these reasons, your
                                            investment in the Fund is subject to
                                            the following specific risks:

                                            o  Increased price sensitivity to
                                               changing interest rates and to a
                                               deteriorating economic
                                               environment;

                                            o  Greater risk of loss due to
                                               default or declining credit
                                               quality;

                                            o  Adverse company specific events
                                               are more likely to render the
                                               issuer unable to make interest
                                               and/or principal payments; and

                                            o  If a negative perception of the
                                               high yield market develops, the
                                               price and liquidity of high yield
                                               securities may be depressed. This
                                               negative perception could last
                                               for a significant period of time.

                                            o  Adverse changes in economic
                                               conditions are more likely to
                                               lead to a weakened capacity of a
                                               high yield issuer to make
                                               principal payments and interest
                                               payments than an investment grade
                                               issuer. The principal amount of
                                               high yield securities outstanding
                                               has proliferated in the past
                                               decade as an increasing number of
                                               issuers have used high yield
                                               securities for corporate
                                               financing. An economic downturn
                                               could severely affect the ability
                                               of highly leveraged issuers to
                                               service their debt obligations or
                                               to repay their obligations upon
                                               maturity.

                                            o  The secondary market for high
                                               yield securities may not be as
                                               liquid as the secondary market
                                               for more highly rated securities,
                                               a factor which may have an
                                               adverse effect on the Fund's
                                               ability to dispose of a
                                               particular security. There are
                                               fewer dealers in the market for
                                               high yield securities than for
                                               investment grade obligations. The
                                               prices quoted by different
                                               dealers may vary significantly
                                               and the spread between the bid
                                               and asked price is generally much
                                               larger than for higher quality
                                               instruments. Under adverse market
                                               or economic conditions, the
                                               secondary market for high yield
                                               securities could contract
                                               further, independent of any
                                               specific adverse changes in the
                                               condition of a particular issuer,
                                               and these instruments may become
                                               illiquid. As a result, the Fund
                                               could find it more difficult to
                                               sell these securities or may be
                                               able to sell the securities only
                                               at prices lower than if such
                                               securities were widely traded.
                                               Prices realized upon the sale of
                                               such lower rated or unrated
                                               securities, under these
                                               circumstances, may be less than
                                               the prices used in calculating
                                               the Fund's net asset value.

                                            In addition to the risks discussed
                                            above, debt securities, including
                                            high yield securities, are subject
                                            to certain risks, including:

                                            Reinvestment Risk. Reinvestment risk
                                            is the risk that income from the
                                            Fund's bond portfolio will decline
                                            if and when the Fund invests the
                                            proceeds from matured, traded or
                                            called bonds at market interest
                                            rates that are below the portfolio's
                                            current earnings rate.

                                            Prepayment Risk. During periods of
                                            declining interest rates, the issuer
                                            of a security may exercise its
                                            option to prepay principal earlier
                                            than scheduled, forcing the Fund to
                                            reinvest in lower yielding
                                            securities. This is known as call or
                                            prepayment risk. High yield
                                            securities frequently have call
                                            features that allow the issuer to
                                            repurchase the security prior to its
                                            stated maturity. An issuer may
                                            redeem a high yield obligation if
                                            the issuer can refinance the debt at
                                            a lower cost due to declining
                                            interest rates or an improvement in
                                            the credit standing of the issuer.

                                            Management Risk. The Fund is subject
                                            to management risk because it is an
                                            actively managed investment
                                            portfolio. The Advisor's judgment
                                            about the attractiveness, relative
                                            value or potential appreciation of a
                                            particular sector, security or
                                            investment strategy may prove to be
                                            incorrect.

                                            Convertible Securities. Convertible
                                            securities generally offer lower
                                            interest or dividend yields than
                                            non-convertible securities of
                                            similar quality. As with all fixed
                                            income securities, the market values
                                            of convertible securities tend to
                                            decline as interest rates increase
                                            and, conversely, to increase as
                                            interest rates decline. However,
                                            when the market price of the common
                                            stock underlying a convertible
                                            security exceeds the conversion
                                            price, the convertible security
                                            tends to reflect the market price of
                                            the underlying common stock. As the
                                            market price of the underlying
                                            common stock declines, the
                                            convertible security tends to trade
                                            increasingly on a yield basis and
                                            thus may not decline in price to the
                                            same extent as the underlying common
                                            stock. Convertible securities rank
                                            senior to common stocks in an
                                            issuer's capital structure and
                                            consequently entail less risk than
                                            the issuer's common stock.

                                            Corporate Loans. The Fund may
                                            acquire interests in loans made by
                                            banks or other financial
                                            institutions to corporate issuers or
                                            participation interests in such
                                            loans. By purchasing a participation
                                            interest in a loan, the Fund
                                            acquires some or all of the interest
                                            of a bank or other lending
                                            institution in a loan to a corporate
                                            or government borrower. The
                                            participations typically will result
                                            in the Fund having a contractual
                                            relationship only with the lender,
                                            not the borrower. The Fund will have
                                            the right to receive payments of
                                            principal, interest and any fees to
                                            which it is entitled only from the
                                            lender selling the participation and
                                            only upon receipt by the lender of
                                            the payments from the borrower. If
                                            the Fund only acquires a
                                            participation in the loan made by a
                                            third party, the Fund may not be
                                            able to control the exercise of any
                                            remedies that the lender would have
                                            under the corporate loan. Such third
                                            party participation arrangements are
                                            designed to give corporate loan
                                            investors preferential treatment
                                            over high yield investors in the
                                            event of a deterioration in the
                                            credit quality of the issuer. Even
                                            when these arrangements exist,
                                            however, there can be no assurance
                                            that the principal and interest owed
                                            on the corporate loan will be repaid
                                            in full. Corporate loans generally
                                            bear interest at rates set at a
                                            margin above a generally recognized
                                            base lending rate that may fluctuate
                                            on a day-to-day basis, in the case
                                            of the prime rate of a U.S. bank.
                                            Consequently, the value of corporate
                                            loans held by the Fund may be
                                            expected to fluctuate significantly
                                            less than the value of other fixed
                                            rate high yield instruments as a
                                            result of changes in the interest
                                            rate environment. On the other hand,
                                            the secondary dealer market for
                                            certain corporate loans may not be
                                            as well developed as the secondary
                                            dealer market for high yield bonds
                                            and, therefore, presents increased
                                            market risk relating to liquidity
                                            and pricing concerns.

                                            Derivatives. Even a small investment
                                            in derivatives can have a
                                            significant impact on the Fund's
                                            exposure to interest rates or
                                            currency exchange rates. If changes
                                            in a derivative's value do not
                                            correspond to changes in the value
                                            of the Fund's other investments, the
                                            Fund may not fully benefit from or
                                            could lose money on the derivative
                                            position. In addition, some
                                            derivatives involve risk of loss if
                                            the person who issued the derivative
                                            defaults on its obligation. Certain
                                            derivatives may be less liquid and
                                            more difficult to value.

                                            Counterparty Risk. The Fund will be
                                            subject to credit risk with respect
                                            to the counterparties to the
                                            derivatives contracts purchased by
                                            the Fund. If a counterparty becomes
                                            bankrupt or otherwise fails to
                                            perform its obligations under a
                                            derivative contract due to financial
                                            difficulties, the Fund may
                                            experience significant delays in
                                            obtaining any recovery under the
                                            derivative contract in a bankruptcy
                                            or other reorganization proceeding.
                                            The Fund may obtain only a limited
                                            recovery or may obtain no recovery
                                            in such circumstances.

                                            Tax Risk. The Bush Administration
                                            has announced a proposal to
                                            eliminate the federal income tax on
                                            dividends of income previously taxed
                                            at the corporate level. The
                                            elimination of the double taxation
                                            of corporate distributions may
                                            reduce the value of, and thus the
                                            return on, previously issued debt
                                            obligations and similar securities
                                            which are part of the Fund's
                                            investment portfolio. This change
                                            could reduce the Fund's net asset
                                            value, asset coverage and
                                            distributions made by the Fund.

                                            Market Disruption. The terrorist
                                            attacks in the United States on
                                            September 11, 2001 had a disruptive
                                            effect on the securities markets.
                                            The Fund cannot predict the effects
                                            of similar events in the future on
                                            the U.S. economy. High yield
                                            securities tend to be more volatile
                                            than higher rated fixed income
                                            securities so that these events and
                                            any actions resulting from them may
                                            have a greater impact on the prices
                                            and volatility of high yield debt
                                            instruments than on higher rated
                                            fixed income securities.

                                            Inflation Risk. Inflation risk is
                                            the risk that the value of assets or
                                            income from the Fund's investments
                                            will be worth less in the future as
                                            inflation decreases the value of
                                            money. As inflation increases, the
                                            real, or inflation-adjusted, value
                                            of the common shares and
                                            distributions can decline and the
                                            dividend payments on the Fund's
                                            preferred shares or interest
                                            payments on Fund borrowings, if any,
                                            may increase.

                                            Liquidity risk. The Fund does not
                                            intend to purchase illiquid
                                            securities, which are securities
                                            that cannot be disposed of within
                                            seven days in the ordinary course of
                                            business at approximately the value
                                            at which the Fund has valued the
                                            securities. However, the Fund is not
                                            required to sell or dispose of any
                                            debt security that becomes illiquid
                                            subsequent to its purchase. Illiquid
                                            securities may be subject to wide
                                            fluctuations in market value. The
                                            Fund may be subject to significant
                                            delays in disposing of illiquid
                                            securities. Accordingly, the Fund
                                            may be forced to sell these
                                            securities at less than fair market
                                            value or may not be able to sell
                                            them when the Advisor believes that
                                            it is desirable to do so. Illiquid
                                            securities also may entail
                                            registration expenses and other
                                            transaction costs that are higher
                                            than those for liquid securities.

                                            Anti-takeover Provisions. The Fund's
                                            Declaration of Trust and By-laws
                                            include provisions that could limit
                                            the ability of other entities or
                                            persons to acquire control of the
                                            Fund or to change the composition of
                                            its Board of Trustees. Such
                                            provisions could discourage a third
                                            party from seeking to obtain control
                                            of the Fund. These provisions
                                            include staggered terms of office
                                            for the Trustees, advance notice
                                            requirements for shareholder
                                            proposals, and super-majority voting
                                            requirements for open-ending the
                                            Fund or a merger, liquidation, asset
                                            sale or similar transactions.

Investment Adviser.............             The Advisor is
                                            responsible on a day-to-day basis
                                            for investment of the Fund's
                                            portfolio in accordance with its
                                            investment objective and policies.
                                            The Advisor makes all investment
                                            decisions for the Fund and places
                                            purchase and sale orders for the
                                            Fund's portfolio securities.

                                            The Advisor has been managing mutual
                                            funds and private accounts since
                                            1932 and managed over $113 billion
                                            in assets for 115 of the Evergreen
                                            Funds as of December 31, 2002.

                                            The Fund pays the Advisor an annual
                                            fee for its investment advisory
                                            services equal to 0.60% of the
                                            Fund's average daily Total Assets.
                                            This fee is payable monthly. "Total
                                            Assets" means the net assets of the
                                            Fund (plus borrowings or other
                                            leverage for investment purposes to
                                            the extent excluded in calculating
                                            net assets).

                                            Day-to-day management of the Fund's
                                            portfolio is the responsibility of a
                                            team of portfolio management
                                            professionals from the Advisor's
                                            High Yield Bond team, which includes
                                            specialized industry analysts
                                            responsible for various sectors. The
                                            team is led by Prescott Crocker,
                                            CFA, who has more than 25 years of
                                            fixed income investment experience.
                                            Mr. Crocker is a managing director
                                            and senior portfolio manager with
                                            the Advisor. Among the portfolios
                                            the team manages is the open-end
                                            Evergreen High Yield Bond Fund.
                                            Together the team manages almost
                                            $2.4 billion in high yield
                                            securities as of December 31, 2002.

Trading Market...............               The Preferred Shares will not be
                                            listed on an exchange.  Instead, you
                                            may buy or sell Preferred  Shares at
                                            an auction  that  normally is held
                                            every  seven  days in the case of
                                            Series [ ]  Preferred Shares,  and
                                            every 28 days in the  case of
                                            Series [ ]Preferred   Shares,   by
                                            submitting   orders to a
                                            broker-dealer  that has entered into
                                            an agreement  with the auction agent
                                            and the Fund (a "Broker-Dealer"), or
                                            to a  broker-dealer  that has
                                            entered  into a separate agreement
                                            with a  Broker-Dealer.  In  addition
                                            to the auctions,  Broker-Dealers and
                                            other  broker-dealers may maintain
                                            a secondary trading market in
                                            Preferred Shares outside of
                                            auctions,  but may discontinue this
                                            activity at any time.  There is no
                                            assurance  that a  secondary  market
                                            will provide  shareholders  with
                                            liquidity.  You may  transfer
                                            shares  outside of  auctions  only
                                            to or through a  Broker-Dealer  or a
                                            broker-dealer  that has entered into
                                            a separate agreement with a
                                            Broker-Dealer.

Dividends and Rate  Periods....             The table  below  shows the
                                            dividend  rates,  the  dividend
                                            payment  dates and the number of
                                            days for the  initial  rate  periods
                                            on each series of Preferred  Shares
                                            offered in this prospectus.  For
                                            subsequent  rate periods,  each
                                            series of Preferred Shares  will
                                            pay  dividends  based  on a  rate
                                            set at auctions, normally held every
                                            seven days in the case of the
                                            Series [ ]  Preferred  Shares and
                                            every 28 days in the case of the
                                            Series [ ]  Preferred  Shares.
                                            In most instances,  dividends are
                                            payable on the first business day
                                            following the end of the rate
                                            period.  The rate set at auction
                                            will not exceed the applicable
                                            maximum rate. See  "Description of
                                            Preferred  Shares -- Dividends and
                                            Rate Periods."  Dividends on the
                                            Preferred  Shares will be cumulative
                                            from the date the shares are first
                                            issued and will be paid out of
                                            legally available funds.



                                                                Dividend                         Number
                                                                Payment                          of Days
                                                                Date for      Subsequent         of
                                            Date of             Initial       Dividend           Initial
                         Initial Dividend   Accumulation at     Rate Period   Payment     Day    Rate
                         Rate               Initial Rate                                         Period
  Series [   ]                                                                Every 7 Days
  Series [   ]                                                                Every 28 Days


                                            The Fund may, subject to certain
                                            conditions, designate special rate
                                            periods of more than seven days in
                                            the case of the Series [ ] Preferred
                                            Shares and more than 28 days in the
                                            case of the Series [ ] Preferred
                                            Shares. A requested special rate
                                            period will not be effective unless
                                            sufficient clearing bids were made
                                            in the auction immediately preceding
                                            the special rate period. In
                                            addition, full cumulative dividends,
                                            any amounts due with respect to
                                            mandatory redemptions and any
                                            additional dividends payable prior
                                            to such date must be paid in full.
                                            The Fund must also have received
                                            confirmation from Moody's and Fitch
                                            or any substitute rating agency that
                                            the proposed special rate period
                                            will not adversely affect such
                                            rating agency's then-current rating
                                            on the Preferred Shares, and the
                                            lead Broker-Dealer designated by the
                                            Fund must not have objected to
                                            declaration of a special rate
                                            period. The dividend payment date
                                            for special rate periods will be set
                                            out in the notice designating a
                                            special rate period. See
                                            "Description of Preferred Shares --
                                            Dividends and Rate Periods --
                                            Designation of Special Rate Periods"
                                            and "The Auction."

Ratings.............................       It  is  expected  that each series of
                                           Preferred  Shares will receive a
                                           rating of Aaa from Moody's and AAA
                                           from Fitch.  These  ratings are an
                                           assessment of the capacity and
                                           willingness of an issuer to pay
                                           preferred stock obligations.
                                           The ratings are  not a
                                           recommendation  to  purchase,  hold
                                           or sell those shares inasmuch as the
                                           rating does not comment as to  market
                                           price  or  suitability   for  a
                                           particular investor.   The   ratings
                                           also  do  not  address  the
                                           likelihood  that an owner of
                                           Preferred  Shares will be able to
                                           sell such  shares in an auction  or
                                           otherwise. The ratings are based on
                                           information  obtained from the
                                           Fund and other  sources.  The ratings
                                           may be changed, suspended or
                                           withdrawn   in  the  rating agencies'
                                           discretion   as  a  result  of
                                           changes   in,  or  the unavailability
                                           of, such information.
                                           See "Description of Preferred  Shares
                                           -- Rating  Agency  Guidelines  and
                                           Asset Coverage."

Redemption.....................            The  Fund  is  required  to
                                           redeem  Preferred  Shares if the Fund
                                           does not meet an asset coverage
                                           ratio  required by the  Investment
                                           Company Act of 1940 and the rules and
                                           regulations  thereunder,  as amended
                                           (the  "1940  Act"), or correct a
                                           failure  to meet a rating agency
                                           guideline  in  a  timely   manner.
                                           The  Fund  may voluntarily  redeem
                                           Preferred  Shares,  in whole or in
                                           part, under  certain  conditions.
                                           See  "Description  of Preferred
                                           Shares -- Redemption" and
                                           "Description of Preferred  Shares
                                           -- Rating Agency Guidelines and Asset
                                           Coverage."

Asset Maintenance.............             Under the Statement, which
                                           establishes and fixes the rights and
                                           preferences of the shares
                                           of each series of Preferred Shares,
                                           the Fund must maintain:

                                            o asset coverage of the Preferred
                                              Shares as required by the rating
                                              agency or agencies rating the
                                              Preferred Shares;

                                            o  asset coverage of at least 200%
                                               with respect to senior securities
                                               that are stock, including the
                                               Preferred Shares. In the event
                                               that the Fund does not maintain
                                               or cure these coverage tests,
                                               some or all of the Preferred
                                               Shares will be subject to
                                               mandatory redemption. See
                                               "Description of Preferred Shares
                                               -- Redemption."

                                            Based on the composition of the
                                            Fund's portfolio as of , 2003, the
                                            asset coverage of the Preferred
                                            Shares as measured pursuant to the
                                            1940 Act would be approximately % if
                                            the Fund were to issue Preferred
                                            Shares offered representing
                                            approximately % of the Fund's Total
                                            Assets.

Liquidation                                 Preference......... The liquidation
                                            preference for shares of each series
                                            of Preferred Shares will be $25,000
                                            per share plus accumulated but
                                            unpaid dividends, if any, whether or
                                            not earned or declared. See
                                            "Description of Preferred Shares --
                                            Liquidation."

Voting Rights.....................          The holders of preferred shares,
                                            including the Preferred Shares,
                                            voting as a separate class,  have
                                            the right to elect at least two
                                            Trustees of the Fund at all times.
                                            Such holders also have the right to
                                            elect a  majority  of the  Trustees
                                            in the event  that two years'
                                            dividends on the preferred shares
                                            are unpaid.  In each case, the
                                            remaining  Trustees will be elected
                                            by holders of common shares and
                                            preferred shares, including the
                                            Preferred Shares, voting together as
                                            a single class.  The holders of
                                            preferred shares,  including  the
                                            Preferred  Shares,  will  vote as a
                                            separate class or classes on certain
                                            other matters  required under the
                                            Statement,  the 1940 Act and
                                            Delaware  law.  See "Description  of
                                            Preferred  Shares -- Voting
                                            Rights,"  and "Certain  Provisions
                                            in the Agreement  and  Declaration
                                            of Trust."

Federal Income Taxation.......              The Fund intends to take the
                                            position that under  present law the
                                            Preferred  Shares will constitute
                                            stock of the Fund.  Distributions
                                            with respect to the Preferred Shares
                                            (other than distributions in
                                            redemption of the  Preferred  Shares
                                            that are treated as exchanges of
                                            stock under Section  302(b) of the
                                            Internal  Revenue Code of 1986, as
                                            amended (the "Code")) will
                                            constitute  dividends to the extent
                                            of the Fund's current or accumulated
                                            earnings and profits as calculated
                                            for U.S.  federal income tax
                                            purposes. Such dividends  generally
                                            will be taxable as ordinary income
                                            to shareholders.  Distributions of
                                            net capital gain that are designated
                                            by the Fund as capital gain
                                            dividends  will be treated as
                                            long-term  capital  gains  without
                                            regard to the length of time the
                                            shareholder has held shares of the
                                            Fund.

Custodian, Auction Agent,                   State Street Bank and Trust Company
Transfer Agent, Dividend                    serves as the Fund's custodian.
Paying Agent and Registrar....              _____________ serves as auction
                                            agent, transfer agent, dividend
                                            paying
                                            agent, redemption agent and
                                            registrar for the Preferred Shares.

                        FINANCIAL HIGHLIGHTS (Unaudited)

         Information contained in the table below shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on __________, 2003 through ________, 2003. Since the Fund was recently organized and commenced investment operations on _________, 2003, the table covers approximately [one month] of operations, [during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in high yield debt securities that meet the Fund's investment objective and policies.] Accordingly, the information presented may not provide a meaningful picture of the Fund's future operating performance.

                  [Financials to be inserted by Amendment.]



         The information above represents the unaudited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's common shares.



                                    THE FUND

         The Fund is a recently organized, diversified, closed-end management investment company. The Fund was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002, and has registered under the 1940 Act. On February 28, 2003, the Fund issued an aggregate of 60,000,000 common shares of beneficial interest, no par value, pursuant to an initial public offering. The Fund issued common shares on , 2003 and common shares on , 2003 pursuant to an over-allotment provision. The Fund's common shares are traded on the American Stock Exchange under the symbol "EAD". The Fund's principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, and its telephone number is 1-800-343-2898.

         The following provides information about the Fund's outstanding shares as of , 2003.

                                                              Amount held by the Fund
                                                                 or for its Account
Title of Class                     Amount Authorized                                          Amount Outstanding
--------------                            ----------                                          ------------------
Common Shares                           Unlimited                        0
Preferred Shares                                                         0                            0
Series [   ] Preferred Shares           Unlimited                        0                            0
Series [   ] Preferred Shares           Unlimited                        0                            0


                                 USE OF PROCEEDS

     The net proceeds of this offering will be approximately $ after payment of the estimated offering costs.

         The Fund will invest the net proceeds of the offering in accordance with its investment objective and policies as stated below. However, due to current illiquidity in the high yield debt markets, investments that, in the judgment of the Advisor, are appropriate investments for the Fund may not be immediately available. Therefore, the Fund expects that there will be an initial investment period of up to two months following the completion of the Preferred Shares offering before it is invested in accordance with its investment objective and policies. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high grade, short-term money market instruments. See "Investment Objective and Principal Investment Strategies."



                           CAPITALIZATION (Unaudited)

         The following table sets forth the capitalization of the Fund as of , 2003, and as adjusted to give effect to the issuance of the Preferred Shares offered hereby assuming the Fund issues Preferred Shares representing approximately 33 1/3% of the Fund's total assets.

                                                                                        Actual           As Adjusted


         Preferred Shares, $25,000 stated
         value per share, at liquidation value; unlimited shares
         authorized (no shares issued; ____ shares issued, as adjusted).....      $   -            $
                                                                                                   =========

         Shareholder's Equity:

         Common shares, no par value per share; unlimited shares authorized,
         ______ shares outstanding(1).............................

         Paid-in surplus

         Balance of undistributed net investment income.....................

         Accumulated net realized gain/loss from investment
         transactions................................................................

         Net unrealized appreciation/depreciation of investments...........



         Net assets attributable to common shares.............................  $--               $
                                                                                =========         ========

---------------

1) None of these outstanding shares are held by or for the account of the Fund.




                              PORTFOLIO COMPOSITION

         As of ____________, 2003, approximately _____% of the market value of the Fund's portfolio was invested in high yield debt securities and approximately ___% of the market value of the Fund's portfolio was invested in short-term investment grade debt securities. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of _______, 2003, based on the highest rating assigned each investment.

Credit Rating                                                                 Value (000)                Percent
-------------                                                                 -----------                -------
Aaa/AAA....................................................                                                         $--         --%
Aa/AA........................................................
A/A............................................................
Baa/BBB.....................................................
Ba/BB........................................................
B/B...........................................................
Caa/CCC....................................................
Unrated+....................................................
Short-Term.................................................                                                     _______      ______


TOTAL.....................................................                                                        _______    ______


         + Refers to securities that have not been rated by Moody's or S&P. See "Investment Objectives and Principal Investment Strategies -- Principal Investment Strategies."





            INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

         Investment Objective

         The Fund's investment objective is to seek a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its investment objective. The Fund's investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Fund makes no assurance that it will realize its objective.

         Principal Investment Strategies

         Under normal market conditions, the Fund invests at least 80% of its total assets in below investment grade debt securities, loans and preferred stocks. This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days prior written notice of any change as required by the rules under the 1940 Act. The Fund currently does not intend to invest in the securities of foreign issuers, including emerging markets securities.

         Leverage. In addition to the issuance of Preferred Shares, which will represent approximately 33 1/3% of the Fund's capital immediately after their issuance, the Fund may also borrow money from banks or other financial institutions or issue debt securities. The Fund will not issue additional preferred shares or borrow money if, immediately after such issuance or borrowing, total leverage for the Fund exceeds 38% of the Fund's total assets immediately after such issuance or borrowing. The Fund may also borrow through repurchase agreements (up to 20% of its total assets).

         High Yield Securities. The high yield securities in which the Fund invests are rated Ba or lower by Moody's or BB or lower by S&P or are unrated but determined by the Advisor to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. An investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See "Risk Factors." For purposes of the Fund's credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating chosen by the portfolio managers as most representative of the security's credit quality. The Fund's high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund targets securities with a minimum rating of single B at the time of purchase and attempts to maintain an average portfolio quality of B to BB. The Fund invests in high yield securities with a broad range of maturities. The Advisor anticipates that no more than 10% of the Fund's portfolio will be comprised of securities that are rated CCC or lower. The Advisor anticipates that, assuming the issuance of Preferred Shares representing approximately 331/3% of the Fund's capital immediately after their issuance, the average duration of the Fund's securities will be 4.50 to 4.70 years, although there is no guarantee that this range will be obtained.

         Convertible and Other Securities. The Fund's investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. The Fund will not invest more than 20% of its total assets in convertible securities. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments. Consistent with its objective and other investment policies, the Fund may also invest a portion of its assets in equity securities, including common stocks, depositary receipts, warrants, rights and other equity interests.

         Corporate Loans. The Fund may invest a portion of its assets in loan participations and other direct claims against a corporate borrower. The Fund considers corporate loans to be high yield debt instruments if the issuer has outstanding debt securities rated below investment grade or has no rated securities, and includes corporate loans in determining whether at least 80% of its total assets are invested in high yield debt instruments. The corporate loans in which the Fund invests primarily consist of direct obligations of a borrower. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Commission.

         As in the case of other high yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (Ba or lower by Moody's or BB or lower by S&P), or may be unrated investments considered by the Advisor to be of comparable quality. As in the case of other high yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.

         Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed income securities.

         Structured Securities. The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators ("Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the Fund's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.

         Asset-Backed Securities. The Fund may invest in asset-backed securities but will not invest in mortgage-backed securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

         The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or Fund providing the credit support or enhancement.

         REITs. REITs primarily invest in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

         U.S. Government Securities. U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (1) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (2) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (3) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, they may be regarded as illiquid (i.e., the Fund cannot easily resell them within seven days at current value).

         Zero Coupon Securities. The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

         Investments in Equity Securities. Consistent with its investment objective, the Fund may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

         Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. Notwithstanding the foregoing, as a result of an exemptive order received from the Commission, the Fund may invest cash balances in shares of other money market funds advised by the Fund's Advisor or its affiliates in amounts up to 25% of the Fund's total assets.

         The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

         Defensive and Temporary Investments. When changing economic conditions and other factors cause the yield difference between lower rated and higher rated securities to narrow, the Fund may purchase higher rated debt instruments if the Advisor believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield. In addition, under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed income securities deemed by the Advisor to be consistent with a defensive posture, or may hold cash. The yield on such securities may be lower than the yield on lower rated fixed income securities.

         Derivatives. The Fund may, but is not required to, use various derivatives described below to earn income, facilitate portfolio management and mitigate risks. Such derivatives are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Advisor seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.

         The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "derivatives." The Fund generally seeks to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may invest up to 10% of its total assets in futures and options on securities, indices and other derivatives. In addition, the Fund may enter into interest rate swap transactions with respect to the total amount the Fund is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction. The Fund generally does not anticipate using derivatives for non-hedging purposes, but in the event the Advisor uses derivatives for non-hedging purposes, no more than 3% of the Fund's total assets will be committed to initial margin for derivatives for such purposes.

         Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use derivatives depends on the Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

         A more complete discussion of derivatives and their risks is contained in the Statement of Additional Information.

         Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. Under the direction of the Board of Trustees, the Advisor reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

         Lending of Portfolio Securities. The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Advisor to be creditworthy under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of any increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

         As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Fund's total assets.

         Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.

         Due to current illiquidity in the high yield debt markets, investments that, in the judgment of the Advisor, are appropriate investments for the Fund may not be immediately available. Therefore, the Fund expects that there will be an initial investment period of up to two months following the completion of the Preferred Shares offering before it is fully invested in accordance with its investment objective and policies. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high grade, short-term money market instruments.



The Advisor's Investment Approach

         The Fund is managed following a rigorous investment process that emphasizes both quality and value. The research-driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. The Advisor considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the Fund's investment objective. In assessing the appropriate maturity and duration for the Fund's portfolio and the credit quality parameters and weighting objectives for each sector and industry of the Fund's portfolio, the Advisor considers a variety of factors that are expected to influence the economic environment and the dynamics of the high yield market. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity markets, commodities prices, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Advisor determines the preferable portfolio characteristics, the Advisor conducts further evaluation to determine capacity and inventory levels in each targeted industry. The Advisor also identifies any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry. The Advisor selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Advisor also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.

         The Advisor's analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company's leverage versus industry norms and current and anticipated results of operations. While the Advisor considers as one factor in its credit analysis the ratings assigned by the rating services, the Advisor performs its own independent credit analysis of issuers and, consequently, the Fund may invest, without limit, in unrated securities. As a result, the Fund's ability to achieve its investment objective may depend to a greater extent on the Advisor's own credit analysis than investment companies which invest in higher rated securities.

         In making these portfolio decisions, the Advisor relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. The portfolio management team applies a strict sell discipline, which is as important as purchase criteria in determining a portfolio holding's performance. The portfolio management team routinely meets to review profitability outlooks and discuss any deteriorating business fundamentals, and also considers changes in equity valuations and market perceptions before selling securities. The Fund may continue to hold securities that are downgraded after the Fund purchases them and will sell such securities only if, in the Advisor's judgment, it is advantageous to sell such securities. The Advisor anticipates that the Fund's portfolio will be comprised of approximately 100 different securities. The Advisor also monitors the size of each portfolio holding and anticipates limiting the purchase position of each security to up to 2% of the Fund's total assets and anticipates selling existing holdings when they exceed 2% of the Fund's portfolio holdings, as the Advisor deems appropriate. Further, no more than 25% of the portfolio can be in a single industry or sector (excluding government or agency issues). The Advisor anticipates having no fewer than 20 portfolio holdings that account for greater than 25% of the Fund's portfolio.

                                  RISK FACTORS

         Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

Risks of Investment in Preferred Shares

         Leverage Risk. The Fund uses financial leverage for investment purposes by issuing Preferred Shares. It is currently anticipated that, taking into account the Preferred Shares being offered in this prospectus, the initial amount of leverage will represent approximately 33 1/3% of the Fund's total assets.

         The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Fund and the Preferred Shares' asset coverage. The Fund does not intend to issue additional preferred shares or borrow money if, immediately after such issuance or borrowing, total leverage for the Fund exceeds 38% of the Fund's total assets immediately after such issuance or borrowing.

         Because the fee paid to the Advisor will be calculated on the basis of the Fund's Total Assets (which equals the aggregate net asset value of the common shares plus the liquidation preference of the Preferred Shares), the fee will be higher when leverage is utilized, giving the Advisor an incentive to utilize leverage.

         Interest Rate Risk. The Preferred Shares pay dividends based on shorter-term interest rates. The Fund invests the proceeds from the issuance of the Preferred Shares principally in intermediate- and longer-term, typically fixed rate bonds. The interest rates on intermediate- and longer-term bonds are typically, although not always, higher than shorter-term interest rates. Both shorter-term and intermediate- to longer-term interest rates may fluctuate. If shorter-term interest rates rise, dividend rates on the Preferred Shares may rise so that the amount of dividends to be paid to holders of Preferred Shares exceeds the income from the intermediate- and longer-term bonds and other investments purchased by the Fund with the proceeds from the sale of Preferred Shares. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay dividends on the Preferred Shares, however, dividend rates on the Preferred Shares would need to exceed the rate of return on the Fund's investment portfolio by a wide margin before the Fund's ability to pay dividends on the Preferred Shares would be jeopardized. If intermediate- to longer-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the Preferred Shares.

         Auction Risk. The dividend rate for the Preferred Shares normally is set through an auction process. In the auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares or purchase additional Preferred Shares. The auction also provides liquidity for the sale of Preferred Shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers. You may not be able to sell your Preferred Shares at an auction if the auction fails. Also, if you place hold orders (orders to retain Preferred Shares) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Additionally, if you buy shares or elect to retain shares without specifying a dividend rate below which you would not wish to buy or continue to hold those shares, you could receive a lower rate of return on your shares than the market rate. Finally, the dividend period for the Preferred Shares may be changed by the Fund, subject to certain conditions with notice to the holders of Preferred Shares, which could also effect the liquidation of your investment. See "Description of Preferred Shares" and "The Auction -- Auction Procedures."

         Secondary Market Risk. If you try to sell your Preferred Shares between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special rate period (a rate period of more than seven days in the case of Series [ ] Preferred Shares, and more than 28 days in the case of Series [ ] Preferred Shares), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. You may transfer shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the Fund's auction agent, , and the Fund or such other person as the Fund permits. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a broker-dealer that has entered into a broker-dealer agreement with the auction agent, that person will not be able to submit bids at auctions with respect to the Preferred Shares. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. The Preferred Shares will not be listed on a stock exchange or the Nasdaq stock market. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.

         Ratings and Asset Coverage Risk. While it is expected that Moody's will assign a rating of Aaa to the Preferred Shares and Fitch will assign a rating of AAA to the Preferred Shares, such ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. Moody's or Fitch could downgrade its rating of the Preferred Shares or withdraw its rating of the Preferred Shares at any time, which may make your shares less liquid at an auction or in the secondary market. If Moody's or Fitch downgrades the Preferred Shares, the Fund may alter its portfolio or redeem Preferred Shares in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. If the Fund fails to satisfy the asset coverage ratios discussed under "Description of Preferred Shares -- Rating Agency Guidelines and Asset Coverage," the Fund will be required to redeem a sufficient number of Preferred Shares in order to return to compliance with the asset coverage ratios. The Fund may be required to redeem Preferred Shares at a time when it is not advantageous for the Fund to make such redemption or to liquidate portfolio securities in order to have available cash for such redemption. The Fund may voluntarily redeem Preferred Shares under certain circumstances in order to meet asset maintenance tests. While a sale of substantially all the assets of the Fund or the merger of the Fund into another entity would require the approval of the holders of the Preferred Shares voting as a separate class as discussed under "Description of the Preferred Shares -- Voting Rights," a sale of substantially all the assets of the Fund or the merger of the Fund with or into another entity would not be treated as a liquidation of the Fund nor require that the Fund redeem the Preferred Shares, in whole or in part, provided that the Fund continued to comply with the asset coverage ratios discussed under "Description of Preferred Shares -- Rating Agency Guidelines and Asset Coverage." See "Description of Preferred Shares -- Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Fund must meet.

         Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common shares and Preferred Shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund may redeem Preferred Shares to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Internal Revenue Code, there can be no assurance that such redemptions can be effected in time to meet the requirements of the Internal Revenue Code. See "U.S. Federal Income Tax Matters."



General Risks of Investing in the Fund

         Limited Operating History. The Fund is a recently organized closed-end management investment company that commenced operations in February 2003.

         Credit Risk. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Because the Fund will own securities with low credit quality, it will be subject to a high level of credit risk. The credit quality of such securities is considered speculative by rating agencies with respect to the issuer's ability to pay interest or principal. The prices of lower grade securities are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than are the prices of higher grade securities. Securities that have longer maturities or that do not make regular interest payments also fluctuate more in price in response to negative corporate or economic news. Therefore, lower grade securities may experience high default rates, which could mean that the Fund may lose some of its investments in such securities, which would adversely affect the Fund's net asset value and ability to make distributions. The effects of this default risk are significantly greater for the holders of lower grade securities because these securities often are unsecured and subordinated to the payment rights of other creditors of the issuer.

         High Yield Debt Securities. Investment in high yield securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

         o Increased price sensitivity to changing interest rates and to a deteriorating economic environment;

         o Greater risk of loss due to default or declining credit quality;

         o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

         o If a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

         Debt securities rated below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. See the Statement of Additional Information for a description of Moody's and S&P's ratings.

         Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the national economy enters into a deeper recessionary phase during 2003 or interest rates rise sharply, the number of defaults by high yield issuers is likely to increase. Similarly, down-turns in profitability in specific industries could adversely affect the ability of high yield issuers in those industries to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

         The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid.

         As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

         Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

         If the Fund invests in high yield securities that are rated C or below, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. Distressed securities frequently do not produce income while they are outstanding. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment in these securities.

         Reinvestment risk. Reinvestment risk is the risk that income from the Fund's bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the common shares' market price or their overall return.

         Interest Rate and Other Risks. Fixed income securities, including high yield securities, are subject to certain common risks, including:

         o If interest rates go up, the value of debt securities in the Fund's portfolio generally will decline. This is known as interest rate risk;

         o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

         o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk;

         o The Advisor's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect. This is known as management risk; and

         o The Fund will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. This is known as counterparty risk.

         The Fund's use of leverage will increase interest rate risk. See "Risk Factors -- Risks of Investment in Preferred Shares."

         Convertible Securities. The Fund may invest up to 20% of its total assets in convertible securities. Convertible fixed income securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock.

         Corporate Loans. The Fund may acquire interests in loans made by banks or other financial institutions to corporate issuers or participation interests in such loans. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.

         Unlike most other high yield securities, corporate loan obligations are frequently secured by security interests in the assets of the borrower and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the corporate loan. Such third party participations are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loan will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.

         Asset-Backed Securities and Structured Securities. To the extent the Fund invests significantly in asset-backed securities, its exposure to prepayment risk and to extension risk (the risk that slower than expected principal payments with respect to such securities may lock in a below market interest rate and increase the security's duration) may be greater than if it invested in other fixed income securities.

         The Fund may invest in mortgage derivatives and structured securities. Because these securities have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

         REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs with underlying assets that are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources and their securities may trade less frequently and in a more limited volume than securities of larger companies.

         Derivatives. Even a small investment in derivatives can have a significant impact on the Fund's exposure to interest rates. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments, the Fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

         Tax Risk. The Bush Administration has announced a proposal to eliminate the federal income tax on dividends of income previously taxed at the corporate level. The elimination of the double taxation of corporate distributions may reduce the value of, and thus the return on, previously issued debt obligations and similar securities which are part of the Fund's investment portfolio. This change could reduce the Fund's net asset value, asset coverage and distributions made by the Fund.

         Market Disruption. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy. High yield debt instruments tend to be more volatile than higher rated fixed income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield debt instruments than on higher rated fixed income securities.

         Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and the dividend payments on the Fund's Preferred Shares or interest payments on Fund borrowings, if any, may increase.

         Liquidity risk. The Fund does not intend to purchase illiquid securities, which are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. However, the Fund is not required to sell or dispose of any debt security that becomes illiquid subsequent to its purchase. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Advisor believes that it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities.

         Anti-takeover Provisions. The Fund's Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, open-ending the Fund or a merger, liquidation, asset sales and similar transactions.



                             MANAGEMENT OF THE FUND

Trustees and Officers

         The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers of the Fund, together with their principal occupations during the past five years, are listed in the Statement of Additional Information. Each of the Trustees serves as a Trustee of each of the 106 U.S. registered investment portfolios for which the Advisor serves as investment adviser.



Investment Adviser

         The Advisor will act as the Fund's investment adviser. The Advisor has been managing mutual funds and private accounts since 1932 and managed over $113 billion in assets for 115 of the Evergreen Funds as of December 31, 2002. The Advisor is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

         As the Fund's investment adviser, the Advisor provides the Fund with investment research, advice and supervision and furnishes the Fund with an investment program consistent with the Fund's investment objective and policies, subject to the supervision of the Fund's Trustees. The Advisor determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the Fund's securities transactions, and reports to the Trustees on the Fund's investments and performance.

Compensation and Expenses

         Under the management contract, the Fund will pay to the Advisor monthly, as compensation for the services rendered and expenses paid by it, an annual fee equal to 0.60% of the Fund's Total Assets. Because the fee paid to the Advisor is determined on the basis of the Fund's Total Assets, the Advisor's interest in determining whether to leverage the Fund may differ from the interests of the Fund.

         The Fund's Total Assets are determined for the purpose of calculating the management fee by taking the average of all the daily determinations of Total Assets during a given calendar month. The fees are payable for each calendar month as soon as practicable after the end of that month.

         Under the terms of its management contract with the Fund, the Advisor pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the Fund, with the exception of the following, which are to be paid by the Fund: (a) charges and expenses for bookkeeping; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, and registrar appointed by the Fund;
(d) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) fund fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Trustees; (i) compensation of those Trustees of the Fund who are not affiliated with the Advisor or the Fund (as defined under the 1940 Act (other than as Trustees)); (j) the cost of preparing and printing share certificates; and (k) the fees and other expenses of listing the Fund's shares on any national stock exchange. In addition, the Fund will pay all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.

         The Fund has also entered into an administration agreement with EIS, pursuant to which EIS provides certain administrative and accounting services. The Fund will pay EIS a monthly fee computed at an annual rate of 0.05% of the Fund's average daily total assets.

Portfolio Manager

         Day-to-day management of the Fund's portfolio is the responsibility of a team of portfolio management professionals from the Advisor's High Yield Bond team, which includes specialized industry analysts responsible for various sectors. The team is led by Prescott Crocker, CFA, who has more than 25 years of fixed income investment experience. Mr. Crocker is a managing director and senior portfolio manager with the Advisor. Among the portfolios the team manages is the open-end Evergreen High Yield Bond Fund. Together the team manages almost $2.4 billion in high yield securities as of December 31, 2002.



                         DESCRIPTION OF PREFERRED SHARES

         The following is a brief description of the material terms of the Preferred Shares. For the complete terms of the Preferred Shares, please refer to the detailed description of the Preferred Shares in the Statement (Appendix B to the Statement of Additional Information).

General

         The Fund's Agreement and Declaration of Trust authorizes the issuance of an unlimited number of preferred shares in one or more classes or series with rights as determined by the Board of Trustees without the approval of common shareholders. The Statement currently authorizes the issuance of an unlimited number of Series [ ] Preferred Shares and an unlimited number of Series [ ] Preferred Shares. All Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

         The Preferred Shares of each series will rank on parity with each other and any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Each share of Preferred Shares carries one vote on matters on which Preferred Shares can be voted. The Preferred Shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights.

Dividends and Rate Periods

         The following is a general description of dividends and rate periods for the Preferred Shares.

     Rate Periods. The initial rate period for each series of Preferred Shares is as set forth below:

         Series                                      Initial Rate Period

         Series [   ]...........................                   Days

         Series [   ]...........................                   Days

         Any subsequent rate periods of a series of Preferred Shares will generally be seven days, in the case of Series [ ] Preferred Shares, and 28 days, in the case of Series [ ] Preferred Shares. The Fund, subject to certain conditions, may change the length of subsequent rate periods by designating them as special rate periods. See "Designation of Special Rate Periods" below.

         Dividend Payment Dates. Dividends on each series of Preferred Shares will be payable, when, as and if declared by the Board of Trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, the Statement and applicable law. Dividends are scheduled to be paid for each series as follows (each, a Dividend Payment Date):

                                         Initial Dividend Payment Date          Subsequent Dividend Payment Dates
Series
Series [   ]........................                                                          Every 7 Days
Series [   ]........................                                                          Every 28 Days


         If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day or as otherwise specified in the Statement. In addition, the Fund may specify different Dividend Payment Dates for any special rate period of more than seven days in the case of Series [ ] Preferred Shares and more than 28 days in the case of Series [ ] Preferred Shares, provided that such dates shall be set forth in the notice of special rate period relating to such special rate period.

         Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the Fund in next-day funds on each Dividend Payment Date to Agent Members. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or that Broker-Dealer's designee as Agent Member.

         Calculation of Dividend Payment. The Fund computes the dividends per share payable on shares of a series of Preferred Shares by multiplying the applicable rate for shares of such series in effect by a fraction. The numerator of this fraction will normally be the number of days in the rate period and the denominator will normally be 360. This rate is then multiplied by $25,000 to arrive at dividends per share.

         Dividends on shares of each series of Preferred Shares will accumulate from the date of their original issue, which is , 2003. The initial dividend rate for the Series [ ] Preferred Shares is % and for the Series [ ] Preferred Shares is %. For each dividend payment period after the initial dividend period, the dividend rate will be the dividend rate determined at auction, except that the dividend rate that results from an auction will not be greater than the maximum applicable rate described below.

         The maximum applicable rate for any regular rate period will be the applicable percentage (set forth in the Applicable Percentage Payment Table below) of the applicable AA Composite Commercial Paper Rate. The AA Composite Commercial Paper Rate is the rate on commercial paper issued by corporations whose bonds are rated AA by S&P as made available by the Federal Reserve Bank of New York or, if such rate is not made available by the Federal Reserve Bank of New York, the arithmetical average of such rates as quoted to the auction agent by certain commercial paper dealers designated by the Fund. In the case of a special rate period, the maximum applicable rate will be specified by the Fund in the notice of the special rate period for such special dividend payment period. The applicable percentage for a series of Preferred Shares is determined on the day that a notice of a special dividend period is delivered if the notice specifies a maximum applicable rate for a special dividend period. The applicable percentage will be determined based on the lower of the credit rating or ratings assigned to the Preferred Shares by Moody's or Fitch. If Moody's or Fitch or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. In the case of a special rate period, the reference rate will be the applicable AA Composite Commercial Paper Rate (for a rate period of fewer than 184 days) or the Treasury Index Rate (for a period of 184 days or more).

                       Applicable Percentage Payment Table

                           Credit Ratings        Applicable Percentage

Moody's                     Fitch
Aa3 or higher               AA- or higher                    150%
A3 to A1                    A- to A+                         200%
Baa3 to Baa1                BBB- to BBB+                     225%
Below Baa3                  Below BBB-                       275%


         Prior to each dividend payment date, the Fund is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Fund does not intend to establish any reserves for the payment of dividends.

         Restrictions on Dividends and Other Distributions. While any of the Preferred Shares are outstanding, the Fund, except as provided below, may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares. In addition, the Fund may not call for redemption or redeem any of its common shares. However, the Fund is not confined by the above restrictions if:

o immediately after such transaction, the discounted value of the Fund's portfolio would be equal to or greater than the Preferred Shares Basic Maintenance Amount and the value of the Fund's portfolio would be equal to or greater than the 1940 Act Preferred Shares Asset Coverage (see "Rating Agency Guidelines and Asset Coverage" below);

o full cumulative dividends on each series of Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

o the Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Statement.

         The Fund generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with Preferred Shares unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of the Preferred Shares through its most recent dividend payment date. However, when the Fund has not paid dividends in full upon the shares of each series of Preferred Shares through the most recent dividend payment date or upon any other class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares bear to each other.

         Designation of Special Rate Periods. The Fund may, in certain situations, declare a special rate period. Prior to declaring a special rate period, the Fund will give notice (request for special dividend period) to the auction agent and to each Broker-Dealer. The notice will request that the next succeeding rate period for the series of Preferred Shares be a number of days specified in such notice. The requested special rate period will not be effective unless sufficient clearing bids for shares of such series were made in the auction immediately preceding such special rate period. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. The Fund must also have received confirmation from Moody's and Fitch or any substitute rating agency that the proposed special rate period will not adversely affect such rating agency's then-current rating on the Preferred Shares, and the lead Broker-Dealer designated by the Fund, initially , must not have objected to declaration of a special rate period. The Fund also must have portfolio securities with a discounted value at least equal to the Preferred Share Maintenance Amount. A notice for special rate period also will specify whether the shares of a particular series of Preferred Shares will be subject to optional redemption during such special rate period and, if so, the redemption premium, if any, required to be paid by the Fund in connection with such optional redemption.

Redemption

         Mandatory Redemption. The Fund is required to maintain (a) a discounted value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) asset coverage of at least 200% with respect to senior securities which are equity shares, including the Preferred Shares (1940 Act Preferred Shares Asset Coverage). Eligible portfolio securities for purposes of the Preferred Shares Basic Maintenance Amount will be determined from time to time by the rating agencies then rating the Preferred Shares. If the Fund fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agency that rates the Preferred Shares, the Fund must redeem all or a portion of the Preferred Shares. This mandatory redemption will take place on a date that the Board of Trustees specifies out of legally available funds, in accordance with the Agreement and Declaration of Trust, the Statement and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of Preferred Shares that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding Preferred Shares. The mandatory redemption will be limited to the number of Preferred Shares necessary, after giving effect to such redemption, in order that the discounted value of the Fund's portfolio equals or exceeds the Preferred Share Maintenance Amount, and the value of the Fund's portfolio equals or exceeds the 1940 Act Preferred Shares Asset Coverage. In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among each series of Preferred Shares and any other preferred shares of the Fund subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable. The mandatory redemption will be limited to the number of Preferred Shares and any other preferred shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

     Optional Redemption. To the extent permitted under the 1940 Act and Delaware law, the Fund at its option may, without the consent of the holders of Preferred Shares, redeem Preferred Shares having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days' and not more than 40 calendar days' prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless, after giving effect thereto, (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the Preferred Shares by reason of the redemption of the Preferred Shares on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount. Notwithstanding the foregoing, Preferred Shares may not be redeemed at the option of the Fund unless all dividends in arrears on outstanding preferred shares, including all outstanding Preferred Shares, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for Preferred Shares made on the same terms to holders of all outstanding preferred shares.



Liquidation

         If the Fund is liquidated, the holders of any series of outstanding Preferred Shares will receive the liquidation preference on such series, plus all accumulated but unpaid dividends, before any payment is made to the holders of common shares. The holders of Preferred Shares will be entitled to receive these amounts from the assets of the Fund available for distribution to its shareholders. In addition, the rights of holders of Preferred Shares to receive these amounts are subject to the rights of holders of any series or class of shares, including other series of preferred shares, ranking on a parity with the Preferred Shares with respect to the distribution of assets upon liquidation of the Fund. After the payment to the holders of Preferred Shares of the full preferential amounts as described, the holders of Preferred Shares will have no right or claim to any of the remaining assets of the Fund.

         For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the Fund does not include:

     - the sale of all or substantially all the property or business of the Fund;

     - the merger or consolidation of the Fund into or with any other business trust or corporation; or

     - the merger or consolidation of any other business trust or corporation into or with the Fund.

         In addition, none of the foregoing would result in the Fund being required to redeem any Preferred Shares if after such transaction the Fund continued to comply with the rating agency guidelines and asset coverage ratios.

Rating Agency Guidelines and Asset Coverage

         The Fund is required under guidelines of Moody's and Fitch to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and Fitch have each established separate guidelines for calculating discounted value. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of discounted value. The Moody's and Fitch guidelines also impose certain diversification requirements on the Fund's portfolio. The Moody's and Fitch guidelines do not impose any limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. The amount of ineligible assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount is the sum of (a) the aggregate liquidation preference of the Preferred Shares then outstanding, together with the aggregate liquidation preference on any other series of preferred shares, and (b) certain accrued and projected dividend and other payment obligations of the Fund.

         The Fund is also required under the 1940 Act to maintain the 1940 Act Preferred Shares Asset Coverage. The Fund's 1940 Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required 1940 Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended. Based on the composition of the portfolio of the Fund and market conditions as of , 2003, the 1940 Act Preferred Shares Asset Coverage with respect to all of the Fund's preferred shares, assuming the issuance on that date of all Preferred Shares offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $ would have been computed as follows:



         Value of Fund assets less liabilities
         not constituting senior securities                   $

         ----------------------------                =-----------      =       %

         Senior securities representing                                $
         indebtedness plus liquidation value of
         the preferred shares



         In the event the Fund does not timely cure a failure to maintain (a) a discounted value of its portfolio at least equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem Preferred Shares as described under "Redemption -- Mandatory Redemption" above.

         The Fund may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings assigned to the Preferred Shares or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event such rating agency is no longer rating the Preferred Shares or the Fund receives written confirmation from Moody's or Fitch, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the Preferred Shares.

         As recently described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the Preferred Shares is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to Moody's and Fitch by the Fund and the Advisor and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.

         The rating agency's guidelines will apply to the Preferred Shares only so long as the rating agency is rating the shares. The Fund will pay certain fees to Moody's and Fitch for rating the Preferred Shares.

Voting Rights

         Except as otherwise provided in this prospectus or as otherwise required by law, holders of Preferred Shares will have equal voting rights with holders of common shares and any other preferred shares (one vote per share) and will vote together with holders of common shares and any preferred shares as a single class.

         Holders of outstanding preferred shares, including Preferred Shares, voting as a separate class, are entitled to elect two of the Fund's Trustees. The remaining Trustees are elected by holders of common shares and preferred shares, including Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including Preferred Shares, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred shares, including Preferred Shares, is that the number of Trustees constituting the Board will be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including Preferred Shares, as described above, would constitute a majority of the Board. The holders of preferred shares, including Preferred Shares, will be entitled to elect that smallest number of additional Trustees at a special meeting of shareholders as soon as possible and at all subsequent meetings at which Trustees are to be elected. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including Preferred Shares, the special voting rights stated above will cease, and the terms of office of the additional Trustees elected by the holders of preferred shares, including Preferred Shares, will automatically terminate.

         As long as any Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of the Preferred Shares outstanding at the time (voting together as a separate class):

         (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to payment of dividends or the distribution of assets on dissolution, liquidation or winding up the affairs of the Fund, or authorize, create or issue additional shares of any series of Preferred Shares or any other preferred shares, unless, in the case of preferred shares on a parity with the Preferred Shares, the Fund obtains written confirmation from Moody's (if Moody's is then rating preferred shares), Fitch (if Fitch is then rating preferred shares) or any substitute rating agency (if any such substitute rating agency is then rating preferred shares) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the Preferred Shares and the Fund continues to comply with Section 13 of the 1940 Act, the 1940 Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the Preferred Shares is not required;

         (b) amend, alter or repeal the provisions of the Agreement and Declaration of Trust, or the Statement, by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of the Preferred Shares or holders of Preferred Shares; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount;

     (c) authorize the Fund's conversion from a closed-end to an open-end investment company;

         (d) amend the provisions of the Agreement and Declaration of Trust, which provide for the classification of the Board of Trustees of the Fund into three classes, each with a term of office of three years with only one class of Trustees standing for election in any year; or

         (e) approve any reorganization (as such term is used in the 1940 Act) adversely affecting the Preferred Shares.

         So long as any shares of the Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least 66 2/3% of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

         To the extent permitted under the 1940 Act, the Fund will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Agreement and Declaration of Trust, or the Statement, of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. Unless a higher percentage is provided for under the Agreement and Declaration of Trust, or the Statement, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. However, to the extent permitted by the Agreement and Declaration of Trust, or the Statement, no vote of holders of common shares, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above. The holders of common shares will not be entitled to vote in respect of such matters unless, in the case of the actions contemplated by (b) above, the action would adversely affect the contract rights of the holders of common shares expressly set forth in the Agreement and Declaration of Trust.

         The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in Fund to effect such redemption.



                                   THE AUCTION
General

         The Statement provides that, except as otherwise described in this prospectus, the applicable rate for the shares of each series of Preferred Shares for each rate period after the initial rate period will be the rate that results from an auction conducted as set forth in the Statement, the material terms of which are summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of a series of Preferred Shares. See the Statement included in the Statement of Additional Information for a more complete description of the auction process.

         Auction Agency Agreement. The Fund will enter into an auction agency agreement with the auction agent (currently, ) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for shares of each series of Preferred Shares, so long as the applicable rate for shares of such series of Preferred Shares is to be based on the results of an auction.

         The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than 60 days after delivery of said notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that, prior to removal, the Fund has entered into a replacement agreement with a successor auction agent.

         Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for Preferred Shares.

         The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% of the liquidation preference ($25,000 per share) of the Preferred Shares held by a Broker-Dealer's customer upon settlement in an auction.

         The Fund may request that the auction agent terminate one or more Broker-Dealer agreements at any time upon five days' notice, provided that at least one Broker-Dealer agreement is in effect after termination of the agreement.

Auction Procedures

         Prior to the submission deadline on each auction date for shares of a series of Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of such series of Preferred Shares may submit the following types of orders with respect to shares of such series of Preferred Shares to that Broker-Dealer:

         1. Hold Order -- indicating its desire to hold shares of such series without regard to the applicable rate for the next dividend period.

         2. Bid -- indicating its desire to sell shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is less than the rate or spread specified in the bid.

         3. Sell Order -- indicating its desire to sell shares of such series at $25,000 per share without regard to the applicable rate for shares of such series for the next dividend period.

         A beneficial owner may submit different types of orders to its Broker-Dealer with respect to different shares of a series of Preferred Shares then held by the beneficial owner. A beneficial owner for shares of such series that submits its bid with respect to shares of such series to its Broker-Dealer having a rate higher than the maximum applicable rate for shares of such series on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of shares of such series that fails to submit an order to its Broker-Dealer with respect to such shares will ordinarily be deemed to have submitted a hold order with respect to such shares of such series to its Broker-Dealer. However, if a beneficial owner of shares of such series fails to submit an order with respect to such shares of such series to its Broker-Dealer for an auction relating to a dividend period of more than 91 days, such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional Preferred Shares is, for purposes of such offer, a potential holder as discussed below.

         A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of a series of Preferred Shares but that wishes to purchase shares of such series or that is a beneficial owner of shares of such series that wishes to purchase additional shares of such series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder of shares of such series specifying a rate higher than the maximum rate for shares of such series on the auction date will not be accepted.

         The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They will designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any Preferred Shares held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.

         There are sufficient clearing bids for shares of a series in an auction if the number of shares of such series subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate for such series is at least equal to or exceeds the sum of the number of shares of such series subject to sell orders and the number of shares of such series subject to bids specifying rates or spreads higher than the maximum applicable rate for such series submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders of such series. If there are sufficient clearing bids for shares of a series, the applicable rate for shares of such series for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares of such series available for purchase in the auction.

         If there are not sufficient clearing bids for shares of such series, the applicable rate for the next dividend period will be the maximum rate on the auction date. However, if the Fund has declared a special rate period and there are not sufficient clearing bids, the election of a special rate period will not be effective and the applicable rate for the next rate period will be the maximum rate. If there are not sufficient clearing bids, beneficial owners of Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the applicable outstanding Preferred Shares are the subject of submitted hold orders, then the rate period following the auction will automatically be the same length as the preceding rate period and the applicable rate for the next rate period will be 80% of the reference rate.

         The auction procedures include a pro rata allocation of shares for purchase and sale which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of a series of Preferred Shares that is different than the number of shares of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

         Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same day funds.

         The auctions for Series [ ] Preferred Shares will normally be held every seven days, and each subsequent dividend period will normally begin on the following business day.

         The auctions for Series [ ] Preferred Shares will normally be held every 28 days, and each subsequent dividend period will normally begin on the following business day.

         If an Auction Date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the auction agent is not able to conduct an auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next dividend period will be the Auction Rate determined on the previous Auction Date.

         If a Dividend Payment Date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

         o the Dividend Payment Date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, can pay the dividend;

         o the affected dividend period will end on the day it otherwise would have ended; and

         o the next dividend period will begin and end on the dates on which it otherwise would have begun and ended.

         The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares of either series and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:

Current Holder A...............                  Owns 500 shares, wants to sell all     Bid order of 4.1% rate for all 500
                                                 500 shares if auction rate is less     shares
                                                 than 4.1%
Current Holder B...............                  Owns 300 shares, wants to hold         Hold order -- will take the auction
                                                                                        rate
Current Holder C...............                  Owns 200 shares, wants to sell all     Bid order of 3.9% rate for all 200
                                                 200 shares if auction rate is less     shares
                                                 than 3.9%

Current Holder D...............                  Wants to buy 200 shares                Places order to buy at or above 4.0%
Current Holder E...............                  Wants to buy 300 shares                Places order to buy at or above 3.9%
Current Holder F...............                  Wants to buy 200 shares                Places order to buy at or above 4.1%


         The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfers of Preferred Shares

         The Broker-Dealers are expected to maintain a secondary trading market in Preferred Shares outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in Preferred Shares will provide owners with liquidity of investment. The Preferred Shares will not be registered on any stock exchange or on the Nasdaq stock market.

         Investors who purchase Preferred Shares in an auction (particularly if the Fund has declared a special rate period) should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

         A beneficial owner or an existing holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only:

         o pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

         o    to a Broker-Dealer; or

         o to such other persons as may be permitted by the Fund; provided, however, that a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made will advise the auction agent of such transfer.



                         U.S. FEDERAL INCOME TAX MATTERS

         The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of Preferred Shares. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (IRS) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

         The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, which the following discussion assumes, the Fund must satisfy certain tests regarding the nature of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax.

         Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but there can be no assurance that the Fund's distributions will be sufficient to avoid this tax entirely.

         Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the Preferred Shares at any time in the future, the Fund intends to take the position that under present law the Preferred Shares will constitute stock of the Fund and distributions with respect to the Preferred Shares (other than distributions in redemption of the Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders (other than capital gain dividends, as described below) and generally will not qualify for the dividends-received deduction available to corporations under Section 243 of the Code, although if a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate shareholders may qualify for the dividends-received deduction. This view relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the Preferred Shares represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

         Dividends paid out of the Fund's current or accumulated earnings and profits are generally taxable as ordinary income except as described below. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains without regard to the length of time the shareholder has held shares of the Fund. Distributions, if any, in excess of the Fund's current and accumulated earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after that basis has been reduced to zero, will constitute a capital gain to the shareholder. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

         The IRS has taken the position that if a regulated investment company has two classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income (including ordinary income and capital gains). A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during the year to such class. Consequently, the Fund intends to designate distributions made to the common shareholders and the preferred shareholders of particular types of income in accordance with each such class's proportionate shares of such income.

         If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

         Sales and other dispositions of Preferred Shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares (including a redemption of Preferred Shares) is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Preferred Shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss.

         Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event a shareholder acquires other shares in the Fund (including those acquired pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.

         The Fund is required in certain circumstances to backup withhold on reportable payments, including dividends, capital gains distributions, and proceeds of sales or other dispositions of the Fund's shares paid to certain holders of the Fund's shares who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

         The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they generally affect the taxation of the Fund and its shareholders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to the Fund can be found in the Statement of Additional Information, which is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.



                                 NET ASSET VALUE

         The Fund calculates a net asset value for its common shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). For purposes of determining the net asset value of a common share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares is divided by the total number of common shares outstanding at such time. Expenses, including the fees payable to the Advisor, are accrued daily. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

         The Fund generally values its portfolio securities using closing market prices or readily available market quotations. The Fund may use a pricing service or a pricing matrix to value some of its assets. When closing market prices or market quotations are not available or are considered by the Advisor to be unreliable, the Fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Fund's Trustees. The Fund also may use the fair value of a security, including a non-U.S. security, when the Advisor determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the Fund could change on a day you cannot buy or sell shares of the Fund.

         Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating market value. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Repurchase agreements are valued at cost plus accrued interest.



                              DESCRIPTION OF SHARES

         The Fund is authorized to issue an unlimited number of common shares, without par value. The Fund is also authorized to issue preferred shares. The Board of Trustees is authorized to classify and reclassify any unissued shares into one or more additional classes or series of shares. The Board of Trustees may establish such series or class, including preferred shares, from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Board of Trustees, without shareholder approval, is authorized to amend the Agreement of Declaration of Trust and by-laws to reflect the terms of any such class or series, including any class of preferred shares. The Fund is also authorized to issue other securities, including debt securities.

Common Shares

         Common shares are fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund. Common shareholders are entitled to one vote for each share held.

         So long as any shares of the Fund's preferred shares, including the Preferred Shares, are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred shares have been paid and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions.

         The Fund will send unaudited reports at least semiannually and audited annual financial statements to all of its shareholders.



    CERTAIN PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST AND BY-LAWS

         The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

         The Board of Trustees is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one-third of the Board of Trustees is elected by shareholders each year.

         A Trustee may be removed from office with or without cause by a majority of Trustees if such removal is approved by a vote of the holders of at least 75% of the shares entitled to be voted on the matter.

         In addition, the Agreement and Declaration of Trust requires the favorable vote of the holders of at least 75% of the Fund's shares to approve, adopt or authorize the following:

     o a merger or consolidation or statutory share exchange of the Fund with any other corporation;

     o a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

         o a liquidation or dissolution of the Fund

unless such action has been approved, adopted or authorized by the affirmative vote of at least 75% of the total number of Trustees fixed in accordance with the by-laws, in which case the affirmative vote of a majority of the Fund's shares is required. Following any issuance of preferred shares by the Fund, it is anticipated that the approval, adoption or authorization of the foregoing also would require the favorable vote of a majority of the Fund's shares of preferred shares then entitled to be voted, voting as a separate class.

         In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Agreement and Declaration of Trust. The amendment would have to be declared advisable by the Board of Trustees prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 75% of the Fund's outstanding shares (including any preferred shares) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by 75% of the total number of Trustees fixed in accordance with the by-laws). Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on the American Stock Exchange.

         Conversion to an open-end investment company would also require changes in certain of the Fund's investment policies and restrictions, such as those relating to the borrowing of money.

         In addition, the Agreement and Declaration of Trust requires the favorable vote of a majority of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund. The 5% holder transactions subject to these special approval requirements are:

     o the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

     o the issuance of any securities of the Fund to any Principal Shareholder for cash;

         o the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period; or

         o the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

         The Agreement and Declaration of Trust and By-laws provide that the Board of Trustees has the power, to the extent the By-Laws do not reserve the right to the shareholders, to make, alter or repeal any of the By-laws, subject to the requirements of applicable law. Neither this provision of the Agreement and Declaration of Trust, nor any of the foregoing provisions thereof requiring the affirmative vote of 75% of outstanding shares of the Fund, can be amended or repealed except by the vote of such required number of shares.

         The Fund's By-laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure as specified in the by-laws of the date of the meeting. Any notice by a shareholder must be accompanied by certain information as provided in the By-laws.

                                  UNDERWRITING

         Subject to the terms and conditions of the purchase agreement dated , 2003, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Preferred Shares set forth opposite the name of such Underwriter.

                                                       Number of Shares

                  Underwriter                      Series [   ]     Series [   ]
                  -----------                      ------------     ------------




                  Total  ................................................
                  =====



         The purchase agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including without limitation the receipt by the Underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of Aaa an AAA ratings on the Preferred Shares by Moody's and Fitch, respectively, as of the time of the offering. The Underwriters are obligated to purchase all the Preferred Shares if they purchase any of the shares. In the purchase agreement, the Fund and the Advisor have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the Underwriters may be required to make for any of those liabilities.

         The Underwriters propose to initially offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Preferred Shares to certain dealers at the public offering price less a concession not in excess of $ per share. The sales load the Fund will pay of $ per share is equal to % of the initial offering price of the Preferred Shares. After the initial public offering, the Underwriters may change the public offering price and the concession. Investors must pay for any shares purchased in the initial public offering on or before , 2003.

         The Fund anticipates that the Underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions and that the Underwriters, or their affiliates, may act as counterparty in connection with the interest rate transactions described above after they have ceased to be underwriters.

         The Fund anticipates that the Underwriters or their respective affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

         The principal business address of                     is             .

         The settlement date for the purchase of the Preferred Shares will be , 2003, as agreed upon by the Underwriters, the Fund and the Advisor pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.



       CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

         The Fund's securities and cash are held under a custodian agreement with State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111. _____________________ is the auction agent, transfer agent, dividend paying agent, redemption agent and registrar for the Preferred Shares. __________________ address is _______________________. EquiServe Trust Company,
N.A. is the transfer agent, registrar, shareholder servicing agent and dividend disbursing agent for the Fund's common shares. EquiServe Trust Company, N.A.'s address is P.O. Box 43010, Providence, Rhode Island 02940-3010.



                               VALIDITY OF SHARES

         Certain legal matters in connection with the shares offered hereby are passed on for the Fund by Sullivan & Worcester LLP, Washington, D.C. Certain matters have been passed upon for the underwriters by . may rely as to certain matters of Delaware law on the opinion of Richards, Layton & Finger, P.A., Wilmington, Delaware.

            TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION



                                                                           Page
         Fund History.........................................................3

         Use of Proceeds......................................................3

         Investment Objectives and Policies...................................3

         Investment Restrictions.............................................15

         Management of the Fund..............................................18.

         Portfolio Transactions   ...........................................29

         Repurchase of Common Shares.........................................319

         Additional Information Concerning
         the Auctions for Preferred Shares...................................33

         Rating Agency Guidelines............................................34

         U.S. Federal Income Tax Matters.....................................54

         Performance-Related  and Other Information..........................61

         Experts.............................................................64

         Additional Information..............................................64.

         Financial Statements and Independent Auditors' Report...............66

         Appendix A -- Description of Ratings...............................A-1

         Appendix B -- Statement of Preferences of Auction Rate
         Preferred Shares....................................................B-1

         Appendix C -- Auction Procedures......................................

         Appendix D -- Settlement Procedures...................................

================================================================================


                                [EVERGREEN LOGO]



                                $---------------



                         Evergreen Income Advantage Fund



                          Auction Rate Preferred Shares

                               Shares, Series [ ]

                               Shares, Series [ ]



                    Liquidation Preference $25,000 Per Share



                                 --------------
                                   PROSPECTUS













                                     , 2003


================================================================================

EVERGREEN INCOME ADVANTAGE FUND

                       STATEMENT OF ADDITIONAL INFORMATION

         THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

         Evergreen Income Advantage Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The auction rate preferred shares ("Preferred Shares") are series of preferred shares of the Fund. This statement of additional information relating to the Fund's Series ___ Preferred Shares and Series __ Preferred Shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated ____, 2003. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Preferred Shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-730-6001.

         The prospectus and this Statement of Additional Information are part of the registration statement filed with the Securities and Exchange Commission (the "Commission"), Washington, D.C., which includes additional information regarding the Fund. The registration statement may be obtained from the Commission upon payment of the fee prescribed, inspected at the Commission's office at no charge or inspected on the Commission's website at http://www.sec.gov.

         Capitalized terms used but not defined in this Statement of Additional Information shall have the meanings given to such terms in the Fund's Statement of Preferences of Auction Rate Preferred Shares (the "Statement") attached as Appendix B to this Statement of Additional Information.




         TABLE OF CONTENTS

         Fund History.........................................................3

         Use of Proceeds......................................................3

         Investment Objective and Policies....................................3

         Investment Restrictions.............................................15

         Management of the Fund..............................................18

         The Advisor, Administrator and Transfer Agent.......................26

         Portfolio Transactions   ...........................................29

         Repurchase of Common Shares.........................................31

         Additional Information Concerning the Auctions for Preferred
           Shares............................................................33

         Rating Agency Guidelines............................................34

         U.S. Federal Income Tax Matters.....................................54

         Performance-Related and Other Information...........................61

         Experts.............................................................64

         Additional Information..............................................64

         Financial Statements and Independent Auditors' Report...............66

         Appendix A--Description of Ratings.................................A-1

         Appendix B--Statement of Preferences of Auction Rate Preferred
           Shares...........................................................B-1

         Appendix C--Auction Procedures.....................................C-1

         Appendix D--Settlement Procedures..................................D-1


This Statement of Additional Information is dated ____, 2003.

                                  FUND HISTORY

         The Fund is a diversified, closed-end management investment company organized as a statutory trust under the laws of Delaware on December 3, 2002 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Much of the information contained in this statement of additional information expands on subjects discussed in the prospectus. Unless otherwise defined herein, capitalized terms used in this document have the same meanings given them in the prospectus.



                                 USE OF PROCEEDS

         The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated in the prospectus as soon as practicable after the closing of this offering. However, due to current illiquidity in the high yield debt markets, investments that, in the judgment of the Advisor, are appropriate investments for the Fund may not be immediately available. Therefore, the Fund expects that there will be an initial investment period of up to two months following the completion of the Preferred Shares offering before it is invested in accordance with its investment objective and policies. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high grade, short-term money market instruments. If necessary, the Fund may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in high yield securities.



                       INVESTMENT OBJECTIVES AND POLICIES

         The prospectus presents the investment objective and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Fund's prospectus and provides additional information on the Fund's investment policies or restrictions. Capitalized terms have the meaning defined in the prospectus unless otherwise defined herein.

         Restrictions or policies stated as a maximum percentage of the Fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's restrictions and policies.

         Primary Investments

         Under normal circumstances, the Fund invests at least 80% of its total assets in below investment grade (high yield) debt securities, loans and preferred stocks.

         CORPORATE LOANS AND PARTICIPATIONS. The Fund may invest directly or through a private investment fund in corporate loans or participations in corporate loans (collectively, "corporate loans"). Corporate loans are generally subject to liquidity risks because they are traded in an over-the-counter market.

         Corporate loans, like most other debt obligations, are subject to the risk of default. While all investments involve some amount of risk, corporate loans generally involve less risk than equity instruments of the same issuer because the payment of principal of and interest on debt instruments is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders.

         Although the Fund may invest in corporate loans that will be fully collateralized with assets with a market value that, at the time of acquisition, equals or exceeds the principal amount of the corporate loan, the value of the collateral may decline below the principal amount of the corporate loan subsequent to the Fund's investment in such bank loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund will be subject to the risk that this stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the bank loan to be undercollateralized. There is no assurance that the sale of collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. Some or all of the bank loans held by the Fund may not be secured by any collateral, and such bank loans entail greater risk than secured bank loans.

         Corporate loans are also subject to the risk of default of scheduled interest or principal payments. In the event of a failure to pay scheduled interest or principal payments on corporate loans held by the Fund, the Fund could experience a reduction in its income, would experience a decline in the market value of the particular corporate loan so affected, and may experience a decline in the net asset value of its shares or the amount of its dividends. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. To the extent that the Fund's investment is in a corporate loan acquired from another lender, the Fund may be subject to certain credit risks with respect to that lender.

         The Fund may acquire corporate loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including corporate loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio corporate loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors.

         In the event of the bankruptcy, receivership, or other insolvency proceeding of a borrower, the Fund could experience delays or limitations with respect to its ability to collect the principal of and interest on the corporate loan and with respect to its ability to realize the benefits of the collateral securing the corporate loan, if any. Among the credit risks involved in such a proceeding are the avoidance of the corporate loan as a fraudulent conveyance, the restructuring of the payment obligations under the corporate loan (including, without limitation, the reduction of the principal amount, the extension of the maturity, and the reduction of the interest rate thereof), the avoidance of the pledge of collateral securing the corporate loan as a fraudulent conveyance or preferential transfer, the discharge of the obligation to repay that portion of the corporate loan that exceeds the value of the collateral, and the subordination of the Fund's rights to the rights of other creditors of the borrower under applicable law. Similar delays or limitations of the Fund's ability to collect the principal of and interest on the corporate loan and with respect to its ability to realize the benefits of the collateral securing the corporate loan may arise in the event of the bankruptcy, receivership, or other insolvency proceeding of an original lender or an agent.

         The Advisor anticipates that investment decisions on corporate loans will be based largely on the credit analysis performed by the Advisor's investment personnel and not on analysis prepared by rating agencies or other independent parties, and such analysis may be difficult to perform for many borrowers and issuers. The Advisor may also utilize information prepared and supplied by the agent or other lenders. Information about interests in corporate loans generally will not be in the public domain, and interests are often not currently rated by any nationally recognized rating service. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, borrowers are required to provide financial information to lenders, including the Fund, and information may be available from other corporate loan participants or agents that originate or administer corporate loans. There can be no assurance that the Advisor's analysis will disclose factors that may impair the value of a corporate loan. A serious deterioration in the credit quality of a borrower could cause a permanent decrease in the Fund's net asset value.

         There is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund's investments. Although a corporate loan often is not rated by any rating agency at the time the Fund purchases the corporate loan, rating agencies have become more active in rating an increasing number of corporate loans and at any given time a substantial portion of the corporate loans in the Fund's portfolio may be rated. Although the Advisor may consider such ratings when evaluating a corporate loan, it does not view such ratings as a determinative factor in its investment decisions. The lack of a rating may not necessarily imply that a corporate loan is of lesser investment quality. The Fund may invest its assets in corporate loans rated below investment grade or that are unrated but of comparable quality.

         While debt instruments generally are subject to the risk of changes in interest rates, the interest rates of corporate loans in which the Fund may invest would adjust with a specified interest rate. Thus the risk that changes in interest rates would affect the market value of such corporate loans is significantly decreased, but is not eliminated.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The Fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the Fund's obligations. See "Asset Segregation."

         PREFERRED SHARES. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed income investments.

         REAL ESTATE INVESTMENT TRUSTS ("REITS") AND ASSOCIATED RISK FACTORS. REITs are companies which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

         Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

         OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. Notwithstanding the foregoing, as a result of an exemptive order received from the Commission, the Fund may invest cash balances in shares of other money market funds advised by the Fund's Advisor or its affiliates in amounts up to 25% of the Fund's total assets.

         The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

         INTEREST RATE TRANSACTIONS

         Interest Rate Swaps, Collars, Caps and Floors. In order to hedge the value of the Fund's portfolio against interest rate fluctuations or to enhance the Fund's income, the Fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the Fund also may invest in interest rate swaps to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

         In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

         The Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

         The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

         Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Advisor to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the Fund's ability to engage in interest rate swaps.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, non-U.S. currencies and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the
CFTC) or on non-U.S. exchanges.

         Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The Fund can purchase futures contracts on a non-U.S. currency to establish the price in U.S. dollars of a security denominated in such currency that the Fund has acquired or expects to acquire.

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or non-U.S. currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts in a non-U.S. currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Advisor, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

         On other occasions, the Fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

         Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         Other Considerations. The Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which the Fund expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

         As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the Fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are in the money") would not exceed 5% of the market value of the Fund's total assets. The Fund does not use derivatives as a primary investment technique and generally does not anticipate using derivatives for non-hedging purposes. In the event the Fund uses derivatives for non-hedging purposes, no more than 3% of the Fund's total assets will be committed to initial margin for derivatives for such purposes. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

         Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options.

         While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

         Options on Securities and Securities Indices. The Fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

         Writing Call and Put Options on Securities. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the options as long as the options are outstanding, or the Fund will use the other methods described below. The Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

         A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Fund would be covered, which means that the Fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

         Call and put options written by the Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

         Writing Call and Put Options on Securities Indices. The Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

         The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

         Purchasing Call and Put Options. The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

         The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's holdings. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

         The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

         Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (OCC) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         The Fund may purchase and sell both options that are traded on U.S. and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

         Transactions by the Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisor. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

         The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Advisor's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

         In addition to the risks of imperfect correlation between the Fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Asset Segregation

         The 1940 Act requires that the Fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the Fund's portfolio. If the Fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or the Advisor will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

Downgrades in Fixed Income Debt Securities

         The Advisor does not intend to purchase illiquid or restricted securities (securities that the Fund cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale) or distressed securities (securities which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest). However, the Fund is not required to sell or dispose of any debt security that falls into either category subsequent to its purchase.

         If a security held by the Fund subsequently is categorized as illiquid or restricted, the Fund may be unable to quickly resell the security quickly or may be able to sell it only at a price below current market value or could have difficulty valuing this holding precisely. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, the Fund's ability to achieve current income may be diminished. Such securities are also subject to uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed securities will be satisfied.

The Advisor's Investment Process

         As discussed in the prospectus, the Fund is managed following a rigorous investment process that emphasizes both quality and value. The research-driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities and involves several steps as detailed below.


         Economic Overview. The Advisor's senior fixed income policy committee examines broad factors in the economic environment, such as interest rate trends, inflation rates, the performance of equity markets and commodity prices. Based on long-term forecasts, the committee provides direction regarding overall trends to the portfolio management team's decisions about portfolio composition.

         Portfolio Strategy. The portfolio management team then reviews specific dynamics affecting the high yield market. The team develops targets for the portfolio's maturity and duration, as well as strict credit quality parameters and weighting objectives for each sector and industry.

         Industry Analysis. A group of credit analysts with specific industry expertise conduct further evaluation to determine capacity and inventory levels in each targeted industry. They also identify any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry.

         Security Selection. The portfolio management team and analysts employ a strategic methodology to identify specific securities and determine their relative value in the portfolio. At the company level, their research includes research projections for sales and earnings growth, cash flow and profitability statements, liquidity levels and a company's leverage versus industry norms. They also analyze company management and business strategies and project "worst-case" scenarios for each debt issue under consideration.

         Monitoring and Review. The Fund's portfolio management team applies a strict sell discipline, which is as important as purchase criteria in determining performance. They routinely meet to review profitability outlooks and discuss any deteriorating business fundamentals, and also consider changes in equity valuations and market perceptions before selling securities.


                             INVESTMENT RESTRICTIONS

         The Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the 1940 Act. Because the Fund has issued a class of preferred shares, the investment restrictions cannot be changed without the approval of a majority of the outstanding common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately by class. Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.


1.       Diversification

         The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

         To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities.

2.       Concentration

         The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).


3.       Issuing Senior Securities

         Except as permitted under the 1940 Act, the Fund may not issue senior securities.


4.       Borrowing

         The Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund intends to limit its borrowing through reverse repurchase agreements to up to 20% of its total assets. The Fund may also borrow up to an additional 5% of its total assets from banks or others. The Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

5.       Underwriting

         The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

6.       Real Estate

         The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

7.       Commodities

         The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.       Lending

         The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

         When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

         All other investment policies of the Fund in the prospectus under the heading "Investment Objective and Principal Investment Strategies" and in this statement of additional information under the heading "Investment Objective and Policies" are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the Fund's outstanding voting shares.

         Under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

         In addition, to comply with federal tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that at the close of each quarter of each tax year, (a) no more than 25% of the value of the Fund's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses and
(b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.


                             MANAGEMENT OF THE FUND

Trustees of the Fund

         The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years.

         The Trustees are not required to contribute to the capital of the Fund or to hold shares in the Fund. A majority of the Trustees are persons who are not "interested persons" (as defined in the 1940 Act) of the Fund (collectively, the "Disinterested Trustees").

         The Fund has an Executive Committee which consists of Michael S. Scofield, K. Dun Gifford and Russell A. Salton III, M.D., each of whom is a Disinterested Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board of Trustees meetings and acts on routine matters between scheduled Board of Trustees. The Executive Committee may solicit suggestions for persons to fill vacancies on the Board of Trustees from such sources as they deem appropriate, including the Advisor. Nominations by shareholders will not be considered. The Trustees will consider such nominations at the next regularly scheduled Board of Trustees meeting.

         The Fund has an Audit Committee which consists of K. Dun Gifford (Chairperson), Charles A. Austin III, Gerald M. McDonnell, William W. Petit and Russell A. Salton III, M.D. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that they deem appropriate.

     The Fund has a Performance Committee which consists of Richard J. Shima (Chairperson), Leroy Keith, Jr., Richard K. Wagoner and David M. Richardson. The Performance Committee reviews all activities involving investment-related issues and activities of the Advisor to the Fund, reviews the performance of the other service providers to the Fund, and assesses the performance of the Fund.

         Set forth below are the Trustees of the Fund. Unless otherwise indicated, the address for each Trustee is 200 Berkeley Street, Boston, Massachusetts 02116.

Disinterested Trustees:


-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
                                                                                                   Number of           Other
        Name and                                                                                   Portfolios      Trusteeships
                            Position      Beginning                                               Overseen in      held outside
      Date of Birth           with      Year of Term     Principal Occupations for Last Five       Evergreen       of Evergreen
                              Fund       of Office*                     Years                    Funds complex     Funds complex
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
Charles A. Austin III        Trustee        2002       Investment Counselor, Anchor Capital           106              None
                                                       Advisors, Inc. (investment advice);
                                                       Former Director, Executive Vice
                                                       President and Treasurer, State Street
                                                       Research & Management Company
                                                       (investment advice); Director, The
                                                       Andover Companies (insurance); Trustee,
                                                       Arthritis Foundation of New England;
DOB: 10/23/34                                          Director, The Francis Ouimet Society;
                                                       Former Investment Counselor, Appleton
                                                       Partners, Inc. (investment advice);
                                                       Former Director, Health Development
                                                       Corp. (fitness-wellness centers);
                                                       Former Director, Mentor Income Fund,
                                                       Inc.; Former Trustee, Mentor Funds and
                                                       Cash Resource Trust.
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
K. Dun Gifford               Trustee        2002       Chairman and President, Oldways                106              None
                                                       Preservation and Exchange Trust
                                                       (education); Trustee, Treasurer and
                                                       Chairman of the Finance Committee,
                                                       Cambridge College; Former Managing
                                                       Partner, Roscommon Capital Corp.;
                                                       Former Chairman of the Board, Director,
DOB: 10/23/38                                          and Executive Vice President, The
                                                       London Harness Company (leather goods
                                                       purveyor); Former Chairman, Gifford,
                                                       Drescher & Associates (environmental
                                                       consulting); Former Director, Mentor
                                                       Income Fund, Inc.; Former Trustee,
                                                       Mentor Funds and Cash Resource Trust.
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
                                                       Partner, Stonington Partners, Inc.
                                                       (private investment firm); Trustee of
                                                       Phoenix Series Fund, Phoenix
                                                       Multi-Portfolio Fund, and The Phoenix
                                                       Big Edge Series Fund; Former Chairman                     Trustee, Phoenix
                                                       of the Board and Chief Executive                          Series Fund,
                                                       Officer, Carson Products Company                          Phoenix
Leroy Keith, Jr.             Trustee        2002       (manufacturing); Former Director of            106        Multi-Portfolio
DOB: 2/14/39                                           Phoenix Total Return Fund and Equifax,                    Fund, and The
                                                       Inc. (worldwide information                               Phoenix Big Edge
                                                       management); Former President,                            Series Fund
                                                       Morehouse College; Former Director,
                                                       Mentor Income Fund, Inc.; Former
                                                       Trustee, Mentor Funds and Cash Resource
                                                       Trust.
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
                                                       Sales Manager, SMI-STEEL - South
                                                       Carolina (steel producer); Former Sales
Gerald M. McDonnell                                    and Marketing Management, Nucor Steel
DOB: 7/14/39                 Trustee        2002       Company; Former Director, Mentor Income        106              None
                                                       Fund, Inc.; Former Trustee, Mentor
                                                       Funds and Cash Resource Trust.
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
                                                       Partner and Vice President in the law
                                                       firm of Kellam & Pettit, P.A.; Former
William Walt Pettit          Trustee        2002       Director, Mentor Income Fund, Inc.;            106              None
DOB: 8/26/55                                           Former Trustee, Mentor Funds and Cash
                                                       Resource Trust.
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
                                                       President, Richardson, Runden & Company
                                                       (new business development/consulting
                                                       company); Managing Director, Kennedy
                                                       Information, Inc. (executive
                                                       recruitment information and research
                                                       company); Trustee, 411 Technologies,
                                                       LLP (communications); Director, J&M
                                                       Cumming Paper Co. (paper
David M. Richardson                                    merchandising); Columnist, Commerce and
DOB: 9/19/41                 Trustee        2002       Industry Association of New Jersey;            106              None
                                                       Former Vice Chairman, DHR
                                                       International, Inc. (executive
                                                       recruitment); Former Senior Vice
                                                       President, Boyden International Inc.
                                                       (executive recruitment); Former
                                                       Director, Mentor Income Fund, Inc.;
                                                       Former Trustee, Mentor Funds and Cash
                                                       Resource Trust.
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
                                                       Medical Director, Healthcare Resource
                                                       Associates, Inc.; Former Medical
                                                       Director, U.S. Health Care/Aetna Health
Russell A. Salton, III MD                              Services; Former Consultant, Managed
DOB: 6/2/47                  Trustee        2002       Health Care; Former President, Primary         106              None
                                                       Physician Care; Former Director, Mentor
                                                       Income Fund, Inc.; Former Trustee,
                                                       Mentor Funds and Cash Resource Trust.
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------





-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
                                                       Attorney, Law Offices of Michael S.
Michael S. Scofield                                    Scofield; Former Director, Mentor
DOB: 2/20/43                 Trustee        2002       Income Fund, Inc.; Former Trustee,             106              None
                                                       Mentor Funds and Cash Resource Trust.
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
Richard J. Shima             Trustee        2002       Independent Consultant; Director, Trust        106              None
                                                       Company of CT; Trustee, Saint Joseph
                                                       College (CT); Director of Hartford
                                                       Hospital, Old State House Association;
                                                       Trustee, Greater Hartford YMCA; Former
                                                       Chairman, Environmental Warranty, Inc.
                                                       (insurance agency); Former Executive
                                                       Consultant, Drake Beam Morin, Inc.
                                                       (executive outplacement); Former
DOB: 8/11/39                                           Director of Enhance Financial Services,
                                                       Inc.; Former Director of CTG Resources,
                                                       Inc. (natural gas); Former Director
                                                       Middlesex Mutual Assurance Company;
                                                       Former Chairman, Board of Trustees,
                                                       Hartford Graduate Center; Former
                                                       Director, Mentor Income Fund, Inc.;
                                                       Former Trustee, Mentor Funds and Cash
                                                       Resource Trust.
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------

Interested Trustee:

------------------------ -------------- ----------- -------------------------------------------- --------------- ------------------
Richard K. Wagoner,         Trustee        2002     Current Member and Former President, North        106              None
                                                    Carolina Securities Traders Association;
                                                    Member, Financial Analysts Society; Former
                                                    Chief Investment Officer, Executive Vice
                                                    President and Head of Capital Management
CFA**                                               Group, First Union National Bank; Former
DOB: 12/12/37                                       Consultant to the Boards of Trustees of
                                                    the Evergreen Funds; Former Member, New
                                                    York Stock Exchange; Former Trustee,
                                                    Mentor Funds and Cash Resource Trust.
------------------------ -------------- ----------- -------------------------------------------- --------------- ------------------

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an "interested person" of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the Advisor.


Trustee Ownership of Evergreen Funds Shares

         Set forth below is the dollar range of the Trustees' investment in the Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2002.

------------------------------ -------------------- ------------------------
                                                    Aggregate Dollar Range
Trustees                         Dollar Range of     of Investment in Fund
                               Investment in Fund           Complex
------------------------------ -------------------- ------------------------
============================== ==================== ========================
Charles A. Austin, III*                $0           Over $100,000
============================== ==================== ========================
============================== ==================== ========================
K. Dun Gifford*                        $0           $0**
============================== ==================== ========================
============================== ==================== ========================
Leroy Keith, Jr.                       $0           $0
============================== ==================== ========================
============================== ==================== ========================
Gerald M. McDonnell*                   $0           $10,001-$50,000
============================== ==================== ========================
============================== ==================== ========================
William Walt Pettit*                   $0           $10,001-$50,000
============================== ==================== ========================
============================== ==================== ========================
David M. Richardson                    $0           $10,001-$50,000
============================== ==================== ========================
============================== ==================== ========================
Russell A. Salton, III*                $0           $0
============================== ==================== ========================
============================== ==================== ========================
Michael S. Scofield*                   $0           Over $100,000
============================== ==================== ========================
============================== ==================== ========================
Richard J. Shima                       $0           Over $100,000
============================== ==================== ========================
============================== ==================== ========================
Richard K. Wagoner                     $0           Over $100,000
============================== ==================== ========================

* In addition to the above  investment  amounts,  the Trustee has over  $100,000 indirectly invested in certain of the Evergreen funds through Deferred Compensation plans. ** In January 2003, Mr. Gifford made an investment of $10,001-$50,000 in the Evergreen Funds complex.

Officers of the Fund

         Set forth below are the officers of the Fund.

-------------------------------- ------------------------ -------------------------------------------------------------

                                   Position with Fund               Principal Occupation for Last Five Years
         Name, Address
       and Date of Birth

-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

                                 President                President and Chief Executive Officer, Evergreen Investment
William M. Ennis                                          Company and Chief Operating Officer, Capital Management
301 S. Tryon, 12th Floor                                  Group, Wachovia Bank, N.A.
Charlotte, NC 28288
DOB: 6/26/60

-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Carol Kosel                      Treasurer                Senior Vice President, Evergreen Investment Services, Inc.
200 Berkeley Street                                       and Treasurer, Vestaur Securities, Inc.; former Senior
Boston, MA 02116                                          Manager, KPMG LLP.
DOB: 12/25/63
-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

                                                          Senior Vice President and General Counsel, Evergreen
Michael H. Koonce                Secretary                Investment Services, Inc.; Senior Vice President and
200 Berkeley Street                                       Assistant General Counsel, Wachovia Corporation; former
Boston, MA 02116                                          Senior Vice President and General Counsel, Colonial
                                                          Management Associates, Inc.; former Vice President and
DOB: 4/20/60                                              Counsel, Colonial Management Associates, Inc.
-------------------------------- ------------------------ -------------------------------------------------------------


Trustees Compensation

         Listed below is the Trustee compensation estimated to be paid by the Fund individually for the period beginning February 28, 2003 and ending on December 31, 2003 and by the Fund and the nine trusts and one other limited liability company in the Evergreen fund complex for the twelve months ended December 31, 2002. As of December 31, 2002, the Fund was not operational and did not pay compensation to the Trustees. The Trustees do not receive pension or retirement benefits from the Fund.


=========================================================================================
           Trustee               Aggregate Compensation     Total Compensation from the
                                        from Fund            Evergreen Fund Complex *
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Charles A. Austin, III                   $5,000                      $125,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
K. Dun Gifford                           $5,000                      $143,500
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Leroy Keith, Jr.                         $5,000                      $125,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Gerald M. McDonnell                      $5,000                      $134,727
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
William Walt Pettit                      $5,000                      $125,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
David M. Richardson                      $5,000                      $125,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Russell A. Salton, III                   $5,000                      $144,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Michael S. Scofield                      $5,000                      $160,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Richard J. Shima                         $5,000                      $125,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Richard K. Wagoner                       $5,000                      $125,000
=========================================================================================

*Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2002. The amounts listed below will be payable in later years to the respective Trustees:

Austin                $93,750
Pettit               $125,000
Scofield             $125,000


         Election of Trustees is non-cumulative. The term of one class of Trustees expires each year commencing with the first shareholder meeting following the public offering of the Fund's common shares and no term shall continue for more than three years after the applicable election. The terms of Messrs. _________ expire at the first annual meeting, the terms of __________ expire at the second annual meeting, and the terms of _________ expire at the third annual meeting. Subsequently. Each class of Trustees will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period.

Limitation of Trustees' Liability

         The Agreement and Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office or the discharge of his functions.

         In addition, the Fund's Agreement and Declaration of Trust provides that the Fund will indemnify its Trustees and officers against liabilities and expenses in connection with the performance of their duties on behalf of the Fund to the fullest extent permitted by law, including the advancing of expenses incurred in connection therewith. Under Delaware law, the Fund is entitled to indemnify and hold harmless any Trustee or other person from and against any and all claims and demands whatsoever. Indemnification may be against judgments, penalties, fines, compromises and reasonable accountants' and counsel fees actually incurred by the Trustee or officer in connection with the proceeding.

         In the view of the staff of the Commission, an indemnification provision is consistent with the 1940 Act if it (1) precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties described in Section 17(h) and (i) of the 1940 Act ("disabling conduct") and (2) sets forth reasonable and fair means for determining whether indemnification shall be made; in the case of the Fund, "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct (including a dismissal because of insufficiency of evidence) and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion of independent legal counsel.

         The indemnification rights provided or authorized by the Agreement and Declaration of Trust or applicable law are not exclusive of any other rights to which a person seeking indemnification may be entitled. The Fund intends to obtain liability insurance at its expense for the benefit of its Trustees and officers which includes coverage for liability arising from the performance of their duties on behalf of the Fund which is not inconsistent with the indemnification provisions of the Agreement and Declaration of Trust and applicable law.



         THE ADVISOR, ADMINISTRATOR AND TRANSFER AGENT

Advisor

         Evergreen Investment Management Company, LLC (previously defined as the "Advisor"), a wholly owned subsidiary of Wachovia Bank, N.A., is the investment adviser to the Fund. Wachovia Bank, N.A., located at 201 South College Street, Charlotte, North Carolina 28288-0630, is a subsidiary of Wachovia Corporation, formerly First Union Corporation. As of December 31, 2002, the Advisor had more than $229 billion in assets under management, including over $113 billion in assets for 115 of the Evergreen Funds. The Advisor has a 70-year history of money management and is the 11th largest mutual fund company in the United States. The Advisor employs over 350 investment professionals and has more than 4 million individual and institutional clients. As of December 31, 2002, it managed $91.1 billion in fixed income assets.

         The Advisor is a Delaware limited liability company. The Advisor is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. The business address of the Advisor and its officers and Trustees is 200 Berkeley Street, Boston, Massachusetts 02116-5034. Subject to the authority of the Board of Trustees, the Advisor is responsible for overall management of the Fund's business affairs.

     Day-to-day management of the Fund's portfolio is the responsibility of a team of portfolio management professionals from the Advisor's High Yield Bond team, and with specialized industry analysts responsible for various sectors. The team has more than 120 years of combined experience and is led by Prescott Crocker, CFA, who has more than 25 years of fixed income investment experience. Mr. Crocker has been a managing director and senior portfolio manager since 1997. Prior to joining the Advisor, Mr. Crocker was President and Chief Investment Officer at Boston Security Counsellors, a subsidiary of Advest, Co., Inc. Prior to Boston Security Counsellors, he was Managing Director and Portfolio Manager at Northstar Investment Management. He received his B.A. from Harvard College and his M.B.A. from Harvard Business School.

         Other members of the High Yield Bond team include:

         Richard M. Cryan--director and senior portfolio manager with over 20 years experience, responsible for managing all institutional accounts.

         Dana Erikson, CFA--managing director and head of High Yield Research, with responsibility for the aerospace, forest products, manufacturing and metals and mining industries.

         Peter J. DeCaprio--director and senior analyst responsible for the cable, satellite, technology, telecom and financial sectors.

         Edgardo Sternberg--director and international fixed income analyst, covering developed and emerging markets.

         Alicia K. Heslop-- director and senior analyst responsible for the food, gaming, restaurant, retail and supermarket industries.

         Robert A. Rifkin, CFA--director and analyst responsible for the broadcasting, diversified media, consumer products, healthcare and lodging and leisure industries.

         Mark A. Shipley--director and analyst responsible for the auto, chemical, energy, manufacturing and utility industries.

         Katie H. Lackey--associate analyst responsible for the homebuilding and building products sector.

         John G. McManus, CFA--director and trader.

Investment Management Contract

         The Board of Trustees, including a majority of the Disinterested Trustees, has the responsibility under the 1940 Act to approve the Fund's management contract for its initial term and annually thereafter at a meeting called for the purpose of voting on such matters. The Fund's Board of Trustees, including the Disinterested Trustees, approved the management contract for an initial two-year term on December 13, 2002. In approving the management contract, the Trustees reviewed the materials provided by the Advisor and considered the following: (1) the level of the management fees and estimated expense ratio of the Fund as compared to competitive funds of a comparable size;
(2) the nature and quality of the services rendered by the Advisor to the Fund,
(3) the costs of providing services to the Fund, and (4) the anticipated profitability of the Fund to the Advisor. The management contract was also approved by the Advisor, the sole shareholder of the Fund.

         The management contract will continue in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees or by a vote of a majority of the Fund's outstanding voting securities (as provided in the 1940 Act). In either case, the terms of the management contract and continuance thereof must be approved by the vote of a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval. The management contract may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding voting securities of the Fund or by the Advisor by either party to the other. The management contract will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         Under the management contract, and subject to the supervision of the Fund's Board of Trustees, the Advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The Advisor pays for all of the expenses incurred in connection with the provision of its services.

         Pursuant to the management contract, the Adviser may enter into an agreement to retain, at its own expense, a firm or firms to provide the Fund with all of the services to be provided by the Advisor under the management contract, provided such agreement is approved as required by law.

         The management contract further provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such contract, except a loss resulting from the Advisor's willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations and duties under such contract.

         The management contract provides that the Fund shall pay to the Adviser a fee for its services which is equal to the annual rate of 0.60% of the Fund's average weekly Total Assets. The advisory fee will be payable monthly.

Administrator

         Evergreen Investment Services, Inc. ("EIS"), serves as administrator, subject to the supervision and control of the Fund's Board of Trustees. EIS provides the Fund with administrative office facilities, equipment and personnel. For these services, the Fund will pay a monthly fee at an annual rate of 0.05% of its average daily total assets.

Transfer Agent

         EquiServe Trust Company, N.A. ("EquiServe") has entered into a transfer agency and service agreement with the Fund pursuant to which, among other services, EquiServe provides certain transfer agency services to the Fund. The transfer agency and service agreement may be terminated by the Fund or EquiServe (without penalty) at any time upon not less than 60 days' prior written notice to the other party to the agreement.

Code of Ethics

         The Fund and the Advisor have each adopted a code of ethics as required under the 1940 Act. Subject to certain conditions and restrictions, these codes permit personnel subject to the codes to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The codes of the Advisor and of the Fund are on public file with, and available from, the Commission.

         The codes of ethics may be reviewed and copied at the Commission's Public Reference Room ("PRR"), in Washington, D.C. Information on the operation of the PRR may be obtained by calling the Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies are also available (subject to a duplicating fee) at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Potential Conflicts of Interest

         The Fund is managed by the Advisor, which also serves as investment adviser to other Evergreen funds and other accounts with investment objectives identical or similar to those of the Fund. Securities frequently meet the investment objectives of the Fund, the other Evergreen funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

         It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Evergreen funds or a private account managed by the Advisor seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisor decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Evergreen funds may have the same or similar investment objective and policies as the Fund, their portfolios may not necessarily consist of the same investments as the Fund or each other, and their performance results are likely to differ from those of the Fund.



                             PORTFOLIO TRANSACTIONS

         All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by the Advisor pursuant to authority contained in the Fund's management contract. Securities purchased and sold on behalf of the Fund normally will be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. The Advisor normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. The Advisor seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, the Advisor considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

         The Advisor may select broker-dealers that provide brokerage and/or research services to the Fund and/or other investment companies or other accounts managed by the Advisor. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if the Advisor determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor maintains a listing of broker-dealers who provide such services on regular basis. However, because many transactions on behalf of the Fund and other investment companies or accounts managed by the Advisor are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. The Advisor believes that no exact dollar value can be calculated for such services.

         The research received from broker-dealers may be useful to the Advisor in rendering investment management services to the Fund as well as other investment companies or other accounts managed by the Advisor, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to the Advisor in carrying out its obligations to the Fund. The receipt of such research has not reduced the Advisor's normal independent research activities; however, it enables the Advisor to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

         In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies managed by the Advisor. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund. The Evergreen funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian.

         The Board of Trustees will periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.



                           REPURCHASE OF COMMON SHARES

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of closed-end funds frequently trade at a discount to their net asset value. Common shares of closed-end investment companies like the Fund that invest predominantly in high yield securities have during some periods traded at prices higher than their net asset value (at a "premium") and during other periods traded at prices lower than their net asset value (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the common shares do trade at a discount, the Fund's Board of Trustees may from time to time engage in open market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and potential increase in the expense ratio of expenses to assets of the Fund and consequent reduction in yield. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.

         At any time when the Fund's preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless
(1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board of Trustees would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board's present policy, which may be changed by the Board of Trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the American Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code, (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the American Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or [New York] banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its common shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

         Before deciding whether to take any action if the common shares trade below net asset value, the Fund's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

         ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES

General

         Depository Trust Company ("DTC") will act as the Securities Depository with respect to the Preferred Shares. One certificate for all of the shares of each series will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of the Preferred Shares contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for the Preferred Shares. Prior to the commencement of the right of holders of the Preferred Shares to elect a majority of the Trustees, as described under "Description of Preferred Shares -- Voting Rights" in the prospectus, Cede & Co. will be the holder of record of the Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in the Preferred Shares, whether for its own account or as a nominee for another person.

Concerning the Auction Agent

    (the "Auction Agent") will act as agent for the Fund in connection with the auctions of the Preferred Shares (the "Auctions"). In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was negligent in ascertaining the pertinent facts.

         The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the Preferred Shares, the Auction Agent's registry of holders, and the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction -- Secondary Market Trading and Transfers of Preferred Shares" in the prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the business day preceding such Auction.

         The Auction Agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

Broker-Dealers

         After each Auction for Preferred Shares, the Auction Agent will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/9 of 1% in the case of any Auction immediately preceding the dividend period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the Preferred Shares placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, the Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the Auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the Auction or (iii) a valid hold order.

     The  Fund  may  request  the  Auction   Agent  to  terminate  one  or  more
Broker-Dealer agreements at any time upon five days written notice, provided that at least one Broker-Dealer agreement is in effect after such termination.

         The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account.
If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.

                            RATING AGENCY GUIDELINES

         The descriptions of Fitch's and Moody's rating guidelines contained in this statement of additional information do not purport to be complete and are subject to and qualified in their entireties by reference to the Statement, a copy of which is attached as Appendix B to this statement of additional information. A copy of the Statement is filed as an exhibit to the registration statement of which the prospectus and this statement of additional information are a part and may be inspected, and copies thereof may be obtained, as described in the prospectus.

         The composition of the Fund's portfolio reflects guidelines (referred to herein as the "Rating Agency Guidelines") established by Moody's and Fitch in connection with the Fund's receipt of a rating of "AAA" and "Aaa" from Moody's and Fitch, respectively, for the Preferred Shares. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and diversification requirements and specify various discount factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities) and other securities not within the investment guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.

         The Rating Agency Guidelines require that the Fund maintain assets having an aggregate discounted value, determined on the basis of the Rating Agency Guidelines, greater than the aggregate liquidation preference of the Preferred Shares plus specified liabilities, payment obligations and other amounts, as of periodic valuation dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the Preferred Shares on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires this asset coverage as a condition to paying dividends or other distributions on the Fund's common shares. The Fund has agreed with Moody's and Fitch that the auditors must certify once per quarter the asset coverage test on a date randomly selected by the auditor. The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Advisor, including private placements of other than Rule 144A Securities (as defined in the Statement). The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.

         The Fund intends to maintain, at specified times, a discounted value for its portfolio at least equal to the amount specified by each rating agency (the "Preferred Shares Basic Maintenance Amount"). Moody's and Fitch have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency).

         The Rating Agency Guidelines do not impose any limitations on the percentage of Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the discounted value of the portfolio under the Rating Agency Guidelines.

         A credit rating of preferred stock does not address the likelihood that a resale mechanism (e.g., the Auction) will be successful. As described by Moody's, an issue of preferred stock which is rated `Aaa' is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks. As described by Fitch, an issue of preferred stock which is rated `AAA' is considered to be of the highest credit quality. `AAA' ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         Ratings are not recommendations to purchase, hold or sell Preferred Shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to Moody's or Fitch by the Fund and obtained by Moody's and Fitch from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

Moody's Guidelines

         For purposes of calculating the discounted value of the Fund's portfolio under current Moody's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Moody's Eligible Assets") must be discounted by certain discount factors set forth below ("Moody's Discount Factors"). The discounted value of a portfolio security under Moody's guidelines is the market value thereof, determined as specified by Moody's, divided by the Moody's Discount Factor. According to Moody's guidelines, the portfolio coverage ratio of Moody's Eligible Assets to liabilities should not be less than 125% in order to maintain the rating. The Moody's Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Moody's.

         Moody's Discount Factor. The following discount factors apply to portfolio holdings as described below, subject to diversification, issuer size and other requirements, in order to constitute Moody's Eligible Assets includable within the calculation of discounted value:

         Corporate Debt Securities. The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.


         Term to Maturity of Corporate               Moody's Rating Category
         Debt Security Unrated(1)

----------------------------------------------- ------- -------- -------- -------- -------- ------- --------- --------
                                                Aaa     Aa       A        Baa      Ba       B       Caa       Not
                                                                                                              rated
                                                                                                              or
                                                                                                              below
                                                                                                              Caa
----------------------------------------------- ------- -------- -------- -------- -------- ------- --------- --------
----------------------------------------------- ------- -------- -------- -------- -------- ------- --------- --------
1 year or less..................................                      109%    112%     115%     118%     119%     125%    205%  225%
----------------------------------------------- ------- -------- -------- -------- -------- ------- --------- --------
----------------------------------------------- ------- -------- -------- -------- -------- ------- --------- --------
2 years or less (but longer than 1 year)....      115     118      122      125      127      133     205       225
----------------------------------------------- ------- -------- -------- -------- -------- ------- --------- --------
----------------------------------------------- ------- -------- -------- -------- -------- ------- --------- --------
3 years or less (but longer than 2 years)....     120     123      127      131      133      140     205       225
----------------------------------------------- ------- -------- -------- -------- -------- ------- --------- --------
----------------------------------------------- ------- -------- -------- -------- -------- ------- --------- --------
4 years or less (but longer than 3 years)....     126     129      133      138      140      147     205       225
----------------------------------------------- ------- -------- -------- -------- -------- ------- --------- --------
----------------------------------------------- ------- -------- -------- -------- -------- ------- --------- --------
5 years or less (but longer than 4 years)....     132     135      139      144      146      154     205       225
----------------------------------------------- ------- -------- -------- -------- -------- ------- --------- --------
----------------------------------------------- ------- -------- -------- -------- -------- ------- --------- --------
7 years or less (but longer than 5 years)....     139     143      147      152      156      164     205       225
----------------------------------------------- ------- -------- -------- -------- -------- ------- --------- --------
----------------------------------------------- ------- -------- -------- -------- -------- ------- --------- --------
10 years or less (but longer than 7 years)...   145     150      155      160      164      173     205       225
----------------------------------------------- ------- -------- -------- -------- -------- ------- --------- --------
----------------------------------------------- ------- -------- -------- -------- -------- ------- --------- --------
15 years or less (but longer than 10 years)..   150     155      160      165      170      180     205       225
----------------------------------------------- ------- -------- -------- -------- -------- ------- --------- --------
----------------------------------------------- ------- -------- -------- -------- -------- ------- --------- --------
20 years or less (but longer than 15 years)..   150     155      160      165      170      190     205       225
----------------------------------------------- ------- -------- -------- -------- -------- ------- --------- --------
----------------------------------------------- ------- -------- -------- -------- -------- ------- --------- --------
30 years or less (but longer than 20 years)..   150     155      160      165      170      191     205       225
----------------------------------------------- ------- -------- -------- -------- -------- ------- --------- --------
----------------------------------------------- ------- -------- -------- -------- -------- ------- --------- --------
Greater than 30 years..........................                 165     173      181      189      205      221     221       225
----------------------------------------------- ------- -------- -------- -------- -------- ------- --------- --------


         (1) Unrated corporate debt securities, which are corporate debt securities rated by neither Moody's nor S&P, are limited to 10% of discounted Moody's Eligible Assets. If a corporate debt security is unrated by Moody's but is rated by S&P, a rating two numeric ratings below the S&P rating will be used (E.G., where the S&P rating is AAA, a Moody's rating of Aa2 will be used; where the S&P rating is AA+, a Moody's rating of Aa3 will be used). If a corporate debt security is unrated by both Moody's and S&P, the Fund will use the percentage set forth under "Unrated" in this table.

         The Moody's Discount Factors presented in the immediately preceding table will also apply to corporate debt securities that do not pay interest in U.S. dollars or euros, provided that the Moody's Discount Factor determined from the table shall be multiplied by a factor of 1.20 for purposes of calculating the Discounted Value of such securities.

         Preferred Shares. The Moody's Discount Factor for preferred shares is
(A) for preferred stocks issued by a utility, 146%; (B) for preferred stocks of industrial and financial issuers, 209%; and (C) for auction rate preferred stocks, 350%.

         Short-term Instruments. The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities, short term money market instruments and municipal debt obligations, is (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Moody's Exposure Period; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash. "Moody's Exposure Period" means the period commencing on a given valuation date and ending 49 days thereafter.

         U.S. Government Securities and U.S. Treasury STRIPS.
         -----------------------------------------------------

         Remaining Term to Strips Maturity           U.S. Government Securities U.S. Treasury Strips
                                                     Discount Factor                    Discount Factor

         1 year or less.....................................    107%                      107%
         2 years or less (but longer than 1 year).......        113                       115
         3 years or less (but longer than 2 years)......        118                       121
         4 years or less (but longer than 3 years)......        123                       128
         5 years or less (but longer than 4 years)......        128                       135
         7 years or less (but longer than 5 years)......        135                       147
         10 years or less (but longer than 7 years).....        141                       163
         15 years or less (but longer than 10 years)....        146                       191
         20 years or less (but longer than 15 years)...         154                       218
         30 years or less (but longer than 20 years)....        154                       244

         Rule 144A Securities. The Moody's Discount Factor applied to Rule 144A Securities is 130% of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.

         Corporate Loans. The Moody's Discount Factor applied to senior bank loans ("Senior Loans") is the percentage specified in the table below opposite such Moody's Loan Category:

                  Moody's Loan Category              Discount Factor

                           A                                           84.5%
                           B                                           73
                           C                                           62
                           D                                           45


         "Moody's Loan Category" means the following five categories (and, for purposes of this categorization, the market value of a Moody's Eligible Asset trading at par is equal to $1.00):

         "Moody's Loan Category A" means performing Senior Loans which have a market value or an approved price greater than or equal to $0.90.

         "Moody's Loan Category B" means: (A) performing Senior Loans which have a market value or an approved price of greater than or equal to $0.80 but less than $0.90; and (B) non-performing Senior Loans which have a market value or an approved price greater than or equal to $0.85.

         "Moody's Loan Category C" means: (A) performing Senior Loans which have a market value or an approved price of greater than or equal to $0.70 but less than $0.80; and (B) non-performing Senior Loans which have a market value or an approved price greater than or equal to $0.75 but less than $0.85.

         "Moody's Loan Category D" means Senior Loans which have a market value or an approved price less than $0.75.

         Notwithstanding any other provision contained above, for purposes of determining whether a Moody's Eligible Asset falls within a specific Moody's Loan Category, to the extent that any Moody's Eligible Asset would fall in more than one of the Moody's Loan Categories, such Moody's Eligible Asset is deemed to fall into the Moody's Loan Category with the lowest applicable Moody's Discount Factor.

         Asset-Backed Securities. The Moody's Discount Factor applied to asset-backed securities is 131%.

         Structured Notes. The Moody's Discount Factor applied to structured notes is (a) in the case of a corporate issuer, the Moody's Discount Factor is determined as set forth above, hereby the rating on the issuer of the structured note is the rating on the structured note for purposes of determining the Moody's Discount Factor in the table above (i); and (b) in the case of an issuer that is the U.S. Government or an agency or instrumentality thereof, the Moody's Discount Factor determined in accordance with U.S. Government Securities above.

     Moody's Eligible Assets. Under current Moody's guidelines, the following are considered to be Moody's Eligible Assets:

         Cash. (including interest and dividends due on assets rated (a) Baa3 or higher by Moody's if the payment date is within five business days of the valuation date, (b) A2 or higher if the payment date is within thirty days of the valuation date, and (c) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the valuation date, and if the trades which generated such receivables are (a) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (b)(1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's short term money Market Instrument rating of at least P-1.

         Short-Term Money Market Instruments, so long as (a) such securities are rated at least P-1, (b) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (c) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months, provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria.

         U.S. Government Securities and U.S. Treasury Strips.

         Rule 144A Securities.

         Senior Loans and Other Bank Loans Approved By Moody's.

         Corporate Debt Securities if (a) such securities are rated Caa or higher by Moody's; (b) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P; (c) for securities which provide for conversion or exchange [at the option of the issuer] into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's and the discount factor will be 250%; (d) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (e) such securities have been registered under the Securities Act of 1933 or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Advisor pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (f) such securities are not subject to extended settlement.

         Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least Caa by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the market value of such corporate debt securities does not exceed 10% of the aggregate market value of all Moody's Eligible Assets; provided, however, that if the market value of such corporate debt securities exceeds 10% of the aggregate market value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Fund) shall not be considered Moody's Eligible Assets, so that the market value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate market value of Moody's Eligible Assets; and (y) corporate debt securities rated by neither Moody's nor S&P shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years,
(ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language.

         Preferred Shares if (a) dividends on such preferred stock are cumulative, (b) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (c) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (d) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of Baa3 or higher and (e) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (x) the preferred stock issue must be greater than $50 million and (y) the minimum holding by the Fund of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets.

         Asset-Backed Securities if (1) such securities are rated at least Aa3 by Moody's or at least AA by S&P, (2) the securities are part of an issue that is $250 million or greater, or the issuer of such securities has a total of $500 million or greater of asset-backed securities outstanding at the time of purchase of the securities by the Fund and (3) the expected average life of the securities is not greater than 4 years;

         Structured Notes.

         Financial Contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition but only upon receipt by the Fund of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the Preferred Shares.

         Diversification. In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

                                            Maximum Single             Maximum Single            Maximum Issue
         Ratings (1)                        Issuer (2)(3)              Industry (3)(4)           Size ($ in
millions)
------------------------------------------------ ----------------------- ----------------------- ---------------------
Aaa............................                                    100%                    100%                    $100
------------------------------------------------ ----------------------- ----------------------- ---------------------
------------------------------------------------ ----------------------- ----------------------- ---------------------
Aa..............................                                    20                      60                      100
------------------------------------------------ ----------------------- ----------------------- ---------------------
------------------------------------------------ ----------------------- ----------------------- ---------------------
A...............................                                      10                      40                      100
------------------------------------------------ ----------------------- ----------------------- ---------------------
------------------------------------------------ ----------------------- ----------------------- ---------------------
Baa............................                                      6                      20                      100
------------------------------------------------ ----------------------- ----------------------- ---------------------
------------------------------------------------ ----------------------- ----------------------- ---------------------
Ba.............................                                      4                      12                     50(6)
------------------------------------------------ ----------------------- ----------------------- ---------------------
------------------------------------------------ ----------------------- ----------------------- ---------------------
B1-B2........................                                    3                       8                     50(6)
------------------------------------------------ ----------------------- ----------------------- ---------------------
------------------------------------------------ ----------------------- ----------------------- ---------------------
B3 or below..................                                2                       5                     50(6)
------------------------------------------------ ----------------------- ----------------------- ---------------------


     (1) Refers to the preferred stock and senior debt rating of the portfolio holding.

     (2) Companies subject to common ownership of 25% or more are considered as one issuer.

         (3) Percentages represent a portion of the aggregate market value of corporate debt securities.

         (4) Industries are determined according to Moody's Industry Classifications. (5) Except for preferred stock, which has a minimum issue size of $50 million. (6) Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Fund's total assets.



         The following are Moody's industry classifications for the purpose of the foregoing diversified requirements:

     1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

     2.  Automobile:  Automobile  Equipment,   Auto-Manufacturing,   Auto  Parts
Manufacturing, Personal Use Trailers, Motor Homes, Dealers

     3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

     4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

     5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

     6. Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial
Gases,  Sulphur,  Plastics,  Plastic  Products,  Abrasives,   Coatings,  Paints,
Varnish, Fabricating, Containers

     7. Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass

     8. Personal and Non-Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

     9. Diversified/Conglomerate Manufacturing

     10. Diversified/Conglomerate Service

     11.   Diversified   Natural   Resources,   Precious  Metals  and  Minerals:
Fabricating, Distribution

     12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

     13.  Electronics:   Computer  Hardware,  Electric  Equipment,   Components,
Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

     14. Finance: Investment Brokerage, Leasing, Syndication, Securities

     15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

         16.  Grocery: Grocery Stores, Convenience Food Stores

     17. Healthcare,  Education and Childcare: Ethical Drugs, Proprietary Drugs,
Research,  Health  Care  Centers,  Nursing  Homes,  HMOs,  Hospitals,   Hospital
Supplies, Medical Equipment

     18. Home and Office Furnishings, Housewares, and Durable Consumer Products:
Carpets, Floor Coverings, Furniture, Cooking, Ranges

         19.  Hotels, Motels, Inns and Gaming

         20.  Insurance: Life, Property and Casualty, Broker, Agent, Surety

     21. Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

     22.   Machinery   (Non-Agricultural,   Non-Construction,   Non-Electronic):
Industrial, Machine Tools, Steam Generators

     23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

     24.  Oil and Gas:  Crude  Producer,  Retailer,  Well  Supply,  Service  and
Drilling

     25. Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

     26. Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

     27. Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

     28. Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

     29. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

         30.  Personal Transportation: Air, Bus, Rail, Car Rental

         31.  Utilities: Electric, Water, Hydro Power, Gas

     32.   Diversified   Sovereigns:   Semi-sovereigns,    Canadian   Provinces,
Supranational Agencies

         The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with its independent auditors and Moody's, to the extent the Fund considers necessary.

         Hedging. The Fund may enter into, sell, purchase or exchange-traded financial futures contracts based on any index approved by Moody's or Treasury bonds, and purchase, write or sell, exchange-traded put options on such financial futures contracts, any index approved by Moody's or Treasury bonds, and purchase, exchange-traded call options on such financial futures contracts, any index approved by Moody's or Treasury bonds, "Moody's Hedging Transactions" subject to the following limitations:

|X| The Fund may not engage in any Moody's Hedging Transaction based on any index approved by Moody's (other than closing transactions) that would cause the Fund at the time of such transaction to own or have sold: (a) outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal; or (b) outstanding financial futures contracts based on any index approved by Moody's having a market value exceeding 50% of the market value of all portfolio securities of the Fund constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction).

|X| The Fund may not engage in any Moody's Hedging Transaction based on Treasury bonds (other than closing transactions) that would cause the Fund at the time of such transaction to own or have sold: (a) outstanding financial futures contracts based on Treasury bonds with such contracts having an aggregate market value exceeding 20% of the aggregate market value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P); or (b) outstanding financial futures contracts based on Treasury bonds with such contracts having an aggregate market value exceeding 80% of the aggregate market value of all portfolio securities of the Fund constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P).

|X| For purposes of the foregoing, the Fund is deemed to own the number of financial futures contracts that underlie any outstanding options written by the Fund).

|X| The Fund may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Moody's if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Moody's and the Fund.

|X| The Fund may engage in a closing transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires.

|X| The Fund may engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

|X| The Fund (a) may not engage in options and futures transactions for leveraging or speculative purposes, except that an option or futures transaction shall not for these purposes be considered a leveraged position or speculative so long as the combination of the Fund's non-derivative positions, together with the relevant option or futures transaction, produces a synthetic investment position, or the same economic result, that could be achieved by an investment, consistent with the Fund's investment objectives and policies, in a security that is not an option or futures transaction, and (B) will not write any call options or sell any financial futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase.

|X| The Fund may not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

         Other. Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of market value or the call price of such portfolio securities.

         Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(a) through (i)(e) under the definition of Preferred Shares Basic Maintenance Amount or it is subject to any liens, except for (a) liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) liens to secure payment for services rendered or cash advanced to the Fund by its Advisor or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) liens arising by virtue of any repurchase agreement.

Fitch Rating Guidelines

         For purposes of calculating the discounted value of the Fund's portfolio under current Fitch's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Fitch's Eligible Assets") must be discounted by certain discount factors set forth below ("Fitch's Discount Factors"). The discounted value of a portfolio security under Fitch's guidelines is the market value thereof, determined as specified by Fitch's, divided by the Fitch's Discount Factor. The Fitch's Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Fitch's.

         Fitch Discount Factor. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch Ratings.

         Corporate Debt Securities. The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

         Term to Maturity of Corporate
         Debt Security Unrated(1)

----------------------------------------------- ---------- ---------- ----------- ---------- ----------- ----------
                                                AAA        AA         A           BBB        BB          Not
                                                                                                         rated or
                                                                                                         below BB
----------------------------------------------- ---------- ---------- ----------- ---------- ----------- ----------
----------------------------------------------- ---------- ---------- ----------- ---------- ----------- ----------
3 years or less (but longer than 1 year)....      106.38%    108.11%    109.89%     111.73%    129.87%     151.52%
----------------------------------------------- ---------- ---------- ----------- ---------- ----------- ----------
----------------------------------------------- ---------- ---------- ----------- ---------- ----------- ----------
5 years or less (but longer than 3 years)....     111.11     112.99     114.94      116.96     134.24      151.52
----------------------------------------------- ---------- ---------- ----------- ---------- ----------- ----------
----------------------------------------------- ---------- ---------- ----------- ---------- ----------- ----------
7 years or less (but longer than 5 years)....     113.64     115.61     117.65      119.76     135.66      151.52
----------------------------------------------- ---------- ---------- ----------- ---------- ----------- ----------
----------------------------------------------- ---------- ---------- ----------- ---------- ----------- ----------
10 years or less (but longer than 7 years)...   115.61     117.65     119.76      121.95     136.74      151.52
----------------------------------------------- ---------- ---------- ----------- ---------- ----------- ----------
----------------------------------------------- ---------- ---------- ----------- ---------- ----------- ----------
15 years or less (but longer than 10 years)..   119.76     121.95     124.22      126.58     139.05      151.52
----------------------------------------------- ---------- ---------- ----------- ---------- ----------- ----------
----------------------------------------------- ---------- ---------- ----------- ---------- ----------- ----------
More than 15 years..                            124.22     126.58     129.03      131.58     144.55      151.52
----------------------------------------------- ---------- ---------- ----------- ---------- ----------- ----------


         (1) If a security is not rated by Fitch Ratings but is rated by two other NRSROs, then the lower of the ratings on the security from the two other NRSROs will be used to determine the Fitch Discount Factor (E.G., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch Ratings but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (E.G., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB-will be used). If a security is not rated by any NRSRO, the Fund will use the percentage set forth under "Not Rated or Below BBB" in this table.

         The Fitch Discount Factors presented in the immediately preceding table apply to corporate debt securities that are performing and have a market price determined by a pricing service or an approved price. The Fitch Discount Factor noted in the table above for a debt security rated B by Fitch Ratings shall apply to any non-performing debt security with a price equal to or greater than $0.90. The Fitch Discount Factor noted in the table above for a debt security rated CCC by Fitch Ratings apply to any non-performing debt security with a price less than $0.90 but equal to or greater than $0.20. If a debt security does not have a market value determined by a pricing service or an approved price, a rating two rating categories below the actual rating on the debt security will be used (E.G., where the actual rating is A-, the rating for Debt Securities rated BB- will be used). The Fitch Discount Factor for a debt security issued by a limited partnership that is not a Rule 144A Security is the Discount Factor determined in accordance with the table set forth above multiplied by 105%.

         The Fitch Discount Factors presented in the immediately preceding table will also apply to (i) interest rate swaps and caps, whereby the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch Discount Factor in the table; and (ii) tradable credit baskets, whereby the ratings in the table will be applied to the underlying securities and the market value of each underlying security will be its proportionate amount of the market value of the tradable credit baskets. The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table. The Fitch Discount Factors presented in the immediately preceding table also applies to preferred trust certificates, the rating on which will be determined by the underlying debt instruments in the trust, unless such preferred trust certificates are determined by Fitch Ratings to qualify for a traditional equity discount factor, in which case the Fitch Discount Factor shall be 370%.

     Preferred Shares. The Fitch Discount Factor for preferred shares shall be 370%.

         Short-Term Instruments. The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and municipal debt obligations, is (a) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (b) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (c) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% is applied to cash. "Fitch Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 49 days thereafter.

         U.S. Government Securities and U.S. Treasury STRIPS.
         -----------------------------------------------------

         Time Remaining to Maturity                              Discount Factor
         1 year or less.....................................    100%
         2 years or less (but longer than 1 year).......        103
         3 years or less (but longer than 2 years)......        105
         4 years or less (but longer than 3 years)......        107
         5 years or less (but longer than 4 years)......        109
         7 years or less (but longer than 5 years)......        112
         10 years or less (but longer than 7 years).....        114
         Greater than 10 years.............................     122


         Convertible Debt Securities. The Fitch Discount Factor applied to convertible debt securities is (a) 200% for investment grade convertibles and
(b) 222% for below investment grade convertibles so long as such convertible debt securities have neither (x) conversion premium greater than 100% nor (y) have a yield to maturity or yield to worst of > 15.00% above the relevant Treasury curve.

         The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% is (a) 152% for investment grade convertibles and (b) 179% for below investment grade convertibles so long as such convertible debt securities do not have a yield to maturity or yield to worst of > 15.00% above the relevant Treasury curve.

         The Fitch Discount Factor applied to convertible debt securities which have a yield to maturity or yield to worst of > 15.00% above the relevant Treasury curve is 370%.

         If a security is not rated by Fitch but is rated by two other rating agencies, then the lower of the ratings on the security from the two other rating agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other rating agency, then the rating on the security from the other rating agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB-will be used). If a security is not rated by any rating agency, the Fund will treat the security as if it were below investment grade.

         Rule 144A Securties. The Fitch Discount Factor applied to Rule 144A Securities is 110% of the Fitch Discount Factor which would apply were the securities registered under the Securities Act.

         Asset-Backed Securities. The percentage determined by reference to the asset type in accordance with the table set forth below.

         Asset Type (with time remaining to maturity, if applicable)                    Discount Factor

         U.S. Treasury/agency securities (10 years or less).                                     118%
         U.S. Treasury/agency securities (greater than 10 years)                                 127%
         U.S. agency sequentials (10 years or less).                                             128%
         U.S. agency sequentials (greater than 10 years)                                         142%
         U.S. agency principal only securities                                                   236%
         U.S. agency interest only securities (with market value greater than $0.40)             696%
         U.S. agency interest only securities (with market value less than or equal to $0.40).   214%
         AAA LockOut securities, interest only                                                   236%
         U.S. agency planned amortization class bonds (10 years or less)                         115%
         U.S. agency planned amortization class bonds (greater than 10 years).                   136%
         AAA sequentials (10 years or less).                                                     118%
         AAA sequentials (greater than 10 years)                                                 135%
         AAA planned amortization class bonds (10 years or less)                                 115%
         AAA planned amortization class bonds (greater than 10 years).                           140%
         Jumbo mortgages rated AAA(1).                                                           123%
         Jumbo mortgages rated AA(1)                                                             130%
         Jumbo mortgages rated A(1).                                                             136%
         Jumbo mortgages rated BBB(1).                                                           159%


     (1) Applies to credit cards, auto loans, home equity loans and manufactured housing not issued by a U.S. agency or instrumentality.

     Corporate Loans: The percentage determined by reference to the Fitch Loan Category in accordance with the table set forth below.

         Fitch Loan Category                         Discount Factor

                  A                                           126%
                  B                                           157
                  C                                           184
                  D                                           433
         The Fitch Discount Factors presented in the immediately preceding table also applies to interest rate swaps and caps, and the rating of the counterparty to the swap or cap is the rating used to determine the Fitch Discount Factor in the table.

         "Fitch Loan Category" means the following four categories (and, for purposes of this categorization, the market value of a Fitch Eligible Asset trading at par is equal to $1.00):

         "Fitch Loan Category A" means performing corporate loans which have a market value or an approved price greater than or equal to $0.90.

         "Fitch Loan Category B" means: (a) performing corporate loans which have a market value or an approved price of greater than or equal to $0.80 but less than $0.90; and (b) non-performing corporate loans which have a market value or an approved price greater than or equal to $0.85.

         "Fitch Loan Category C" means: (a) performing corporate loans which have a market value or an approved price of greater than or equal to $0.70 but less than $0.80; (b) non-performing corporate loans which have a market value or an approved price of greater than or equal to $0.75 but less than $0.85; and (c) performing corporate loans without an approved price rated BB- or higher by Fitch Ratings. If a security is not rated by Fitch Ratings but is rated by two other NRSROs, then the lower of the ratings on the security from the two other NRSROs will be used to determine the Fitch Discount Factor (E.G., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch Ratings but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (E.G., where the only rating on a security is an S&P rating of AAA-, a Fitch rating of AAA- will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used).

         "Fitch Loan Category D" means Corporate Loans not described in any of the foregoing categories.

         Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall in more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.



         Structured Notes. The Fitch Discount Factor applied to structured notes will be (a) in the case of a corporate issuer, the Fitch Discount Factor determined in accordance with paragraph (i) under this definition, whereby the rating on the issuer of the Structured Note will be the rating on the Structured Note for purposes of determining the Fitch Discount Factor in the table in paragraph (i); and (b) in the case of an issuer that is the U.S. Government or an agency or instrumentality thereof, the Fitch Discount Factor determined in accordance with paragraph (iii) under this definition.

     Fitch Eligible Assets. Under current Fitch guidelines, the following are considered Fitch Eligible Assets:

         Cash (including interest and dividends due on assets rated (A) BBB or higher by Fitch Ratings or the equivalent by another NRSRO if the payment date is within five Business Days of the Valuation Date, (B) A or higher by Fitch Ratings or the equivalent by another NRSRO if the payment date is within thirty days of the Valuation Date, and (C) A+ or higher by Fitch Ratings or the equivalent by another NRSRO if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are settled within five business days.

         Short Term Money Market Instruments so long as (a) such securities are rated at least F1+ by Fitch Ratings or the equivalent by another NRSRO, (b) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch Ratings or the equivalent by another NRSRO, or (c) in all other cases, the supporting entity (1) is rated at least A by Fitch Ratings or the equivalent by another NRSRO and the security matures within one month, (2) is rated at least A by Fitch Ratings or the equivalent by another NRSRO and the security matures within three months or (3) is rated at least AA by Fitch Ratings or the equivalent by another NRSRO and the security matures within six months.

         U.S. Government Securities and U.S. Treasury STRIPS.

         Debt Securities if such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as the Advisor acting pursuant to procedures approved by the Board of Trustees; and (C) such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership , (2) a corporation, limited liability company or limited partnership domiciled in Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain or the United Kingdom (the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "foreign bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions. Bonds which are issued in connection with a reorganization under U.S. federal bankruptcy law ("Reorganization Bonds") will be considered debt securities constituting Fitch Eligible Assets if (a) they provide for periodic payment of interest in cash in U.S. dollars or euros; (b) they do not provide for conversion or exchange into equity capital at any time over their lives; (c) they have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for trading under Rule 144A promulgated pursuant to the Securities Act as determined by the Fund's Advisor or portfolio manager acting pursuant to procedures approved by the Board of Trustees; (d) they were issued by a U.S. corporation, limited liability company or limited partnership; and (e) at the time of purchase at least one year had elapsed since the issuer's reorganization. Reorganization Bonds may also be considered debt securities constituting Fitch Eligible Assets if they have been approved by Fitch Ratings, which approval shall not be unreasonably withheld. All debt securities satisfying the foregoing requirements and restrictions of this paragraph (iv) are herein referred to as "Debt Securities."

         Asset-Backed Securities.

         Preferred Shares.

         Rule 144A Securities.

         Corporate Loans.

         Structured Notes.

         Tradable Credit Baskets.

         Financial Contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in the foregoing categories of Fitch Eligible Assets may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Fitch Ratings specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch Ratings to the Preferred Shares.

         Hedging. The Fund may enter into, purchase or sell, exchange-traded financial futures contracts based on any index approved by Fitch Ratings or Treasury bonds, and purchase, write or sell exchange-traded put options on such financial futures contracts, any index approved by Fitch Ratings or Treasury bonds and purchase, write or sell of exchange-traded call options on such financial futures contracts, any index approved by Fitch Ratings or Treasury bonds ("Fitch Hedging Transactions"), subject to the following limitations:

         The Fund may not engage in any Fitch Hedging Transaction based on any index approved by Fitch Ratings (other than transactions that terminate a futures contract or option held by the Fund by the Fund's taking the opposite position thereto ("closing transactions")) that would cause the Fund at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

         The Fund will not engage in any Fitch Hedging Transaction based on Treasury bonds (other than closing transactions) that would cause the Fund at the time of such transaction to own or have sold:



         (A) outstanding financial futures contracts based on Treasury bonds with such contracts having an aggregate market value exceeding 20% of the aggregate market value of Fitch Eligible Assets owned by the Fund and rated AA by Fitch Ratings (or, if not rated by Fitch Ratings, rated Aa by Moody's; or, if not rated by Moody's, rated AAA by S&P); or

         (B) outstanding financial futures contracts based on Treasury bonds with such contracts having an aggregate market value exceeding 40% of the aggregate market value of all Fitch Eligible Assets owned by the Fund (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated A or BBB by Fitch Ratings (or, if not rated by Fitch Ratings, rated Baa by Moody's; or, if not rated by Moody's, rated A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the Fund);

         The Fund may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch Ratings if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch Ratings and the Fund.

         The Fund may not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

         Diversification. Fitch requires that the Fund adhere to a maximum single issuer concentration, with respect to 75% of its assets, of 5% of total assets. In addition, no more than 25% of the Fund's total assets may be concentrated in securities of issuers in a single industry. For the purposes of including concentration test, Fitch uses the following industry classifications:

         Aerospace & Defense

         Automobiles

         Banking, Finance & Real Estate

         Broadcasting & Media

         Building & Materials

         Cable

         Chemicals

         Computers & Electronics

         Consumer Products

         Energy

         Environmental Services

         Farming & Agriculture

         Food, Beverage & Tobacco

         Gaming, Lodging & Restaurants

         Healthcare & Pharmaceuticals

         Industrial/Manufacturing

         Leisure & Entertainment

         Metals & Mining

         Miscellaneous

         Paper & Forest Products

         Retail

         Sovereign

         Supermarkets & Drugstores

         Telecommunications

         Textiles & Furniture

         Transportation

         Utilities



         The Fund shall use its discretion in determining which industry classification is applicable to a particular investment.

         Other. Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A- by Fitch Ratings or the equivalent by another NRSRO and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.



         Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any liens, except for (A) liens which are being contested in good faith by appropriate proceedings and which Fitch Ratings has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens to secure payment for services rendered or cash advanced to the Fund by its Advisor or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) liens by virtue of any repurchase agreement.

General

         The foregoing Rating Agency Guidelines are subject to change from time to time. The Fund may, but it is not required to, adopt any such change. Nationally recognized rating agencies other than Moody's and Fitch may also from time to time rate the Preferred Shares; any nationally recognized rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating.



                         U.S. FEDERAL INCOME TAX MATTERS

         The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of Preferred Shares of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this statement of additional information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

         The Fund intends to elect be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, which this discussion assumes, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain quarterly diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations (e.g., partnerships or trusts) for U.S. federal income tax purposes will generally pass through to the Fund. Consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

         If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will generally be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on the amounts retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax. In addition, in such cases, any distributions out of earnings (including net capital gain) would be taxed as ordinary income and it may be difficult for the Fund to requalify under Subchapter M.

         Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but, as described below, there can be no assurance that the Fund's distributions will be sufficient to entirely avoid this tax.

         Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the Preferred Shares at any time in the future, the Fund believes that under present law the Preferred Shares will constitute stock of the Fund and distributions with respect to the Preferred Shares (other than distributions in redemption of the Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders (other than capital gain dividends, as described below) and generally will not qualify for the dividends-received deduction available to corporations under Section 243 of the Code, although if a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate shareholders may qualify for the dividends received deduction. This view relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the Preferred Shares represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

         Commencing within approximately 90 days from the date of this statement of additional information, the Fund intends to declare a dividend from all or a portion of its net investment income monthly. The Fund intends to distribute any net short- and long-term capital gains at least annually. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

         Unless a shareholder is ineligible to participate or elects otherwise, cash distributions will be automatically reinvested in additional Preferred Shares of the Fund pursuant to the Automatic Dividend Reinvestment Plan (the "Plan"). For U.S. federal income tax purposes, such distributions generally are taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. In general, assuming there are sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income, and designated dividends from net capital gain, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares, and any such amount in excess of that basis will be treated as gain from the sale of the shares as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

         In general, assuming there are sufficient current or accumulated earnings and profits, dividends from investment company taxable income will be taxable as ordinary income and designated dividends from net capital gain, if any, will be taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of the shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

         If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities, and (iii) will be entitled to increase the tax basis of their shares by the difference between their proportionate shares of such includible gains and their proportionate shares of the tax deemed paid.

         Any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

         If the Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the disposition of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund may not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

         The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

         If at any time when the Preferred Shares are outstanding the Fund fails to meet the discounted value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount or the 1940 Preferred Shares Asset Coverage, the Fund will be required to suspend distributions to holders of its common shares until such maintenance or asset coverage, as the case may be, is restored. This could prevent the Fund from distributing at least 90% of its net income as is required under the Code and therefore might jeopardize the Fund's reduction or exemption from corporate taxation as a regulated investment company and/or might subject the Fund to the 4% excise tax. Upon any failure to meet such maintenance or asset coverage requirements, the Fund may, in its sole discretion, purchase or redeem shares of preferred stock in order to maintain or restore the requisite maintenance or asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.

         If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

         At the time of an investor's purchase of the Fund's shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

         Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares (including a redemption of Preferred Shares) is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.

         Gain or loss, if any, resulting from a redemption of Preferred Shares generally will be taxed as gain or loss from the sale of the Preferred Shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner's interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to a non-corporate owner, is in partial liquidation of the owner's interest in the Fund. For the purposes of (a), (b), and (c) above, a shareholder's ownership of common shares will be taken into account and the Preferred Shares and common shares held by parties who are related to the redeemed shareholder may also have to be taken into account. If none of the conditions (a) through (d) above are met, the redemption proceeds may be considered a dividend distribution taxable as ordinary income as discussed above.


         Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.

         The Fund may invest in REITs that hold residual interests in REMICs. Under Treasury regulations, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. In addition, such regulations provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Advisor does not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interest in REMICs.

         The Fund's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends-received deduction subject to certain holding period requirements and limitations on debt financings under the Code, only to the extent the Fund earned dividend income from stock investments in U.S. domestic corporations and certain other requirements are satisfied. The Fund is permitted to acquire stocks of U.S. domestic corporations, and it is therefore possible that a small portion of the Fund's distributions, from the dividends attributable to such stocks, may qualify for the dividends-received deduction. Such qualifying portion, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions and other consequences in certain circumstances.

         The IRS has taken the position that if a regulated investment company has two classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including dividends qualifying for the corporate dividends-received deduction (if any) and net capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during the year to such class. Consequently, the Fund intends to designate distributions of particular types of income made to common shareholders and preferred shareholders in accordance with each such class's proportionate shares of such income. Distributions in excess of the Fund's current and accumulated earnings and profits (if any), however, will not be allocated proportionately among the Preferred Shares and the common shares. Since the Fund's current and accumulated earnings will first be used to pay dividends on the Preferred Shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common shares.

         Federal law requires that the Fund withhold (as "backup withholding") tax at a rate of 30% for 2003 on reportable payments, including dividends and capital gain distributions paid to certain shareholders who have not complied with IRS regulations. Corporations are generally exempt from backup withholding. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of income. Similar backup withholding rules may apply to a shareholder's broker with respect to the proceeds of sales or other dispositions of the Fund's shares by such shareholder. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is provided to the IRS.

         The Bush Administration has announced a proposal to eliminate the tax on the receipt of certain dividends. However, many of the details of the proposal have not been specified. Moreover, this proposal may be changed or may not be adopted by Congress. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

     The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a U.S. withholding tax on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on any specific questions as to U.S. federal, foreign, state, local and other applicable tax laws.



                    PERFORMANCE-RELATED AND OTHER INFORMATION

Performance-Related Information

         The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other similar closed-end funds as categorized by Lipper, Inc. (Lipper), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that the Fund believes to be generally accurate.

         From time to time, the Fund and/or the Advisor may report to shareholders or to the public in advertisements concerning the Advisor's performance as an advisor to Evergreen mutual funds and clients other than the Fund, or on the comparative performance or standing of the Advisor in relation to other money managers. The Advisor may also provide to current or prospective private account clients, in connection with standardized performance information for the Fund, performance information for the Fund gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Performance information for the Fund or for other Evergreen mutual funds or accounts managed by the Advisor may also be compared to various unmanaged indexes or to other benchmarks, some of which may not be available for direct investment. Any performance information, whether related to the Fund or the Adviser, should be considered in light of the Fund's investment objective and policies, the characteristics and quality of the Fund, and the market conditions during the time period indicated, and it should not be considered to be representative of what may be achieved in the future. The Advisor may provide its opinion with respect to general economic conditions including such matters as trends in default rates or economic cycles.

         Past performance is not indicative of future results. At the time common shareholders sell their shares, they may be worth more or less than their original investment. At any time in the future, yields and total return may be higher or lower than past yields and total return, and there can be no assurance that any historical results will continue.

The Advisor

         From time to time, the Advisor or the Fund may use, in advertisements or information furnished to present or prospective shareholders, information regarding the Advisor including, without limitation, information regarding the Advisor's investment style, countries of operation, organization, professional staff, clients (including other registered investment companies), assets under management and performance record. These materials may refer to opinions or rankings of the Advisor's overall investment management performance contained in third-party reports or publications.

         Advertisements for the Fund may make reference to certain other open- or closed-end investment companies managed by Evergreen.

         The Advisor may present an investment allocation model demonstrating the Fund's weightings in investment types, sectors or rating categories such as U.S. high yield, emerging markets or investment grade securities. The model allocations are representative of the Fund's investment strategy, the Advisor's analysis of the market for high yield securities as of the date of the model and certain factors that may alter the allocation percentages include global economic conditions, individual company fundamentals or changes in market valuations. Such models may also indicate an expected or targeted weighted average rating of the Fund's portfolio.

The Fund

         The Fund's listing of its common shares on the American Stock Exchange is expected to provide liquidity, convenience and daily price visibility through electronic services and in newspaper stock tables.

         The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. The Fund may be a suitable investment for a shareholder who is thinking of adding bond investments to his portfolio to balance the appreciated stocks that the shareholder is holding.

Performance Calculations

Average Annual Total Return

         Described below are the total return calculations the Fund may use from time to time in advertisements.

         Total return quotations for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return:



                                P(1+T)n = ERV

         P =  initial payment of $1,000.
         T =  average annual total return.
         n =  number of years.
         ERV = ending redeemable value of the initial $1,000.

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                         Yield =2[(a-b  +1)6-1]
                                                   ___
                                                   cd

         Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

                             Effective Yield= [(base period return)+])365/7]-1


Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                       Tax Equivalent yield = Yield
                                             _________
                                             1-Income Tax Rate

         The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.

Non-Standardized Performance

         In addition to the performance information described above, the Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.



                                     EXPERTS

         The statement of assets and liabilities of the Fund as of ___________, 2003 appearing in this statement of additional information has been audited by _____, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. KPMG LLP, located at 99 High Street, Boston, Massachusetts 02110, provides accounting and auditing services to the Fund.



                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

              FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS' REPORT

                       APPENDIX A - DESCRIPTION OF RATINGS

                      CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

                      COMPARISON OF LONG-TERM BOND RATINGS

     ================== ================ =============== =================================================

     MOODY'S            S&P              FITCH           Credit Quality
     ================== ================ =============== =================================================
     ------------------ ---------------- --------------- -------------------------------------------------

     Aaa                AAA              AAA             Excellent Quality (lowest risk)
     ------------------ ---------------- --------------- -------------------------------------------------
     ------------------ ---------------- --------------- -------------------------------------------------

     Aa                 AA               AA              Almost Excellent Quality (very low risk)
     ------------------ ---------------- --------------- -------------------------------------------------
     ------------------ ---------------- --------------- -------------------------------------------------

     A                  A                A               Good Quality (low risk)
     ------------------ ---------------- --------------- -------------------------------------------------
     ------------------ ---------------- --------------- -------------------------------------------------

     Baa                BBB              BBB             Satisfactory Quality (some risk)
     ------------------ ---------------- --------------- -------------------------------------------------
     ------------------ ---------------- --------------- -------------------------------------------------

     Ba                 BB               BB              Questionable Quality (definite risk)
     ------------------ ---------------- --------------- -------------------------------------------------
     ------------------ ---------------- --------------- -------------------------------------------------

     B                  B                B               Low Quality (high risk)
     ------------------ ---------------- --------------- -------------------------------------------------
     ------------------ ---------------- --------------- -------------------------------------------------

     Caa/Ca/C           CCC/CC/C         CCC/CC/C        In or Near Default
     ------------------ ---------------- --------------- -------------------------------------------------
     ------------------ ---------------- --------------- -------------------------------------------------

                        D                DDD/DD/D        In Default
     ================== ================ =============== =================================================

                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.


CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.


                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. DD designates lower recovery potential and D the lowest.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

APPENDIX B

                                          EVERGREEN INCOME ADVANTAGE FUND

                                        FORM OF STATEMENT OF PREFERENCES OF

                                           AUCTION RATE PREFERRED SHARES





TABLE OF CONTENTS

DEFINITIONS.................................................................B-3

PART I.....................................................................B-30
Number of Authorized Shares................................................B-30
Dividends................................................................. B-30
Designation of Special Rate Periods......................................  B-34
Voting Rights............................................................. B-36
Investment Company Act Preferred Share Asset Coverage..................    B-39
Preferred Shares Basic Maintenance Amount..................................B-39
Restrictions on Dividends and Other Distributions..........................B-41
Rating Agency Restrictions.................................................B-43
Redemption................................................................ B-48
Liquidation Rights.........................................................B-51
Miscellaneous..............................................................B-52

PART II....................................................................B-53
Orders.....................................................................B-53
Submission of Orders by Broker-Dealers to Auction Agent................ ...B-55
Determination of Sufficient Clearing Bids, Winning Bids
Rate and Applicable Rate...................................................B-56
Acceptance and Rejection of Submitted Bids and Submitted Sell
Orders and Allocation of Shares..........................................  B-57
Auction Agent............................................................  B-60
Transfer of Preferred Share............................ .................  B-60
Global Certificate.......................................................  B-60
Force Majeure............................................................  B-61

         EVERGREEN INCOME ADVANTAGE TRUST, a Delaware statutory trust (the "Trust"), certifies that:

         First: Pursuant to authority expressly vested in the Board of Trustees of the Trust by Article V of the Trust's Agreement and Declaration of Trust, dated December 3, 2002 (which, as hereafter restated or amended from time to time is, together with this Statement, herein called the "Declaration"), the Board of Trustees adopts this Statement of Preferences of Auction Rate Preferred Shares (the "Statement"), authorizes the establishment, designation and issuance of an unlimited number of shares of the Trust's Auction Rate preferred shares, liquidation preference $25,000 per share, having the designation or designations is set forth in this Statement (the "Preferred Shares").

     Second: That an [ ] shares of Preferred Shares are hereby designated as Auction Rate Preferred Shares, Series [ ] and [ ] shares of Preferred Shares are hereby designated as Auction Rate Preferred Shares, Series [ ].

     Third: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption, and other rights and limitations of the shares of the Auction Rate Preferred Shares, Series [ ], the Auction Rate Preferred Shares, Series [ ] and each other series of Preferred Shares nowor hereafter described in this Statement are as set forth in this Statement.

         Fourth: That any provision of the Declaration that conflict with or are inconsistent with the provisions of this Statement are hereby amended to conform to the terms of this Statement.

                                   DEFINITIONS

         As used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

         "`AA' Financial Composite Commercial Paper Rate" on any date means (i)
(A) the Interest Equivalent of the 30-day rate (for Dividend Periods fewer than or equal to 31 days), the 60-day rate (for Dividend Periods greater than 31 days but fewer than or equal to 61 days) and the 90-day rate (for Dividend Periods greater than 61 days but fewer than or equal to 91 days) on commercial paper on behalf of issuers whose corporate bonds are rated AA by S&P, or the equivalent of such rating by another Rating Agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; and (B) for Dividend Periods greater than 91 days but fewer than 184 days, the rate described in clause (ii) below; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, or with respect to Dividend Periods greater than 91 days but fewer than 184 days, then the arithmetic average of the Interest Equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest one-thousandth (0.001) of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Financial Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1) [ ] ; (2) in lieu of any thereof, its respective affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefore, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Trust, and (B) "Interest Equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth (0.001) of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

         "Accountant's Confirmation" has the meaning set forth in Section 6(c) of Part I of this Statement.

         "Affected Series" has the meaning set forth in Section 4(c) of Part I of this Statement.

         "Affiliate" means any Person known to the Auction Agent to be controlled by, in control of, or under common control with, the Trust.

         "Agent Member" means a member of, or participant in, the Securities Depository that will act on behalf of a Beneficial Owner of one or more Preferred Shares or on behalf of a Potential Beneficial Owner.

         "Applicable Rate" means the rate per annum at which cash dividends are payable on the Preferred Shares for any Dividend Period.

         "Applicable Percentage" means the percentage determined based on the lower of the credit ratings assigned to the series of Preferred Shares on such date by Moody's and Fitch as follows:



       Moody's Credit Rating    Fitch Credit Rating     Applicable Percentage
           Aa3 or higher            AA- or higher             150%
           A3 to A1                 A- to A+                  200%
           Baa3 to Baa1             BBB- to BBB+              225%
           Below Baa3               Below BBB-                275%

         The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees of the Trust after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount. The Trust shall take all reasonable action necessary to enable Moody's and Fitch to provide a rating for each series of Preferred Shares. If Moody's or Fitch shall not make such a rating available, the Trust shall select another Rating Agency to act as a Substitute Rating Agency. Notwithstanding the foregoing, the Trust shall not be required to have more than one Rating Agency provide a rating for any series of the Preferred Shares.

         "Approved Foreign Nations" has the meaning set forth in the definition of "Fitch Eligible Assets."

         "Approved Price" means the "fair value" as determined by the Trust in accordance with the valuation procedures adopted from time to time by the Board of Trustees of the Trust and for which the Trust receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

         "Auction" means a periodic operation of the Auction Procedures.

         "Auction Agent" means [ ] unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Trust or a duly authorized committee thereof enters into an agreement with the Trust to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the Preferred Shares.

         "Auction Date" with respect to any Rate Period shall mean the Business Day next preceding the first day of such Rate Period.

         "Auction Procedures" means the procedures for conducting Auctions set forth in Part II of this Statement.

         "Available Preferred Shares" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

         "Bank Loans" means direct purchases of, assignments of, participations in and other interests in (a) any bank loan or (b) any loan made by an investment bank, investment fund or other financial institution, provided that such loan under this clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.

         "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of Preferred Shares or a Broker-Dealer that holds Preferred Shares for its own account.

         "Bid" and "Bids" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

         "Bidder" and "Bidders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Trust nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Trust may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

         "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that has been selected by the Trust and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

         "Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

         "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

         "Canadian Bonds" has the meaning set forth in the definition of "Fitch Eligible Assets."

         "Closing Transaction" has the meaning set forth in Section 8(a) of Part I of this Statement.

         "Commercial Paper Dealers" has the meaning set forth in the definition of "`AA' Financial Composite Commercial Paper Rate."

         "Common Shares" means the shares of beneficial interest designated as common shares, no par value, of the Trust.

         "Cure Date" shall mean the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date.

         "Date of Original Issue" means, with respect to any Preferred Shares, the date on which the Trust first issues such share.

         "Debt Securities" has the meaning set forth in paragraph (iv) of the definition of "Fitch Eligible Assets."

         "Deposit Securities" means cash and portfolio securities rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.

         "Discount Factor" means a Fitch Discount Factor or a Moody's Discount Factor, as applicable.

         "Discounted Value" of any asset of the Trust means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, the Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, the Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

         "Dividend Payment Date," with respect to Preferred Shares, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of this Statement.

         "Dividend Period" with respect to shares of a series of Preferred Shares, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

         "Eligible Asset" means a Fitch Eligible Asset (if Fitch is then rating the Preferred Shares), a Moody's Eligible Asset (if Moody's is then rating the Preferred Shares) and/or any asset included in the calculations used by any Rating Agency then rating the Preferred Shares for purposes of determining such Rating Agency's rating on the Preferred Shares, as applicable.

         "Existing Holder" means a Broker-Dealer, or any such other Person that may be permitted by the Trust, that is listed as the holder of record of Preferred Shares in the Share Books.

         "Failure to Deposit," with respect to shares of a series of Preferred Shares, shall mean a failure by the Trust to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in the City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in the City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such Series after Notice of Redemption is mailed pursuant to paragraph (c) of Section 9 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

         "FHLB, FNMA and FFCB Debentures" has the meaning set forth in paragraph
(viii) of the definition of "Moody's Eligible Assets."

         "Fitch" means Fitch Ratings or its successors.

         "Fitch Discount Factor" means, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch.

(i) CORPORATE DEBT SECURITIES: The percentage determined by reference to the rating of a corporate debt security in accordance with the table set forth below.

------------------ ------------ ------------- ------------ ------------ ------------ -------------------
Term to Maturity   AAA          AA            A            BBB          BB           Not Rated or
of Corporate                                                                         Below BB
Debt Security
------------------ ------------ ------------- ------------ ------------ ------------ -------------------
------------------ ------------ ------------- ------------ ------------ ------------ -------------------
3 years or less    106.38%      108.11%       109.89%      111.73%      129.87%      151.52%
(but longer than
1 year)
------------------ ------------ ------------- ------------ ------------ ------------ -------------------
------------------ ------------ ------------- ------------ ------------ ------------ -------------------
5 years or less    111.11%      112.99%       114.94%      116.96%      134.24%      151.52%
(but longer than
3 years)
------------------ ------------ ------------- ------------ ------------ ------------ -------------------






------------------ ------------ ------------- ------------ ------------ ------------ -------------------
7 years or less    113.64%      115.61%       117.65%      119.76%      135.66%      151.52%
(but longer than
5 years)
------------------ ------------ ------------- ------------ ------------ ------------ -------------------
------------------ ------------ ------------- ------------ ------------ ------------ -------------------
10 years or less   115.61%      117.65%       119.76%      121.95%      136.74%      151.52%
(but longer than
7 years)
------------------ ------------ ------------- ------------ ------------ ------------ -------------------
------------------ ------------ ------------- ------------ ------------ ------------ -------------------
15 years or less   119.76%      121.95%       124.22%      126.58%      139.05%      151.52%
(but longer than
10 years)
------------------ ------------ ------------- ------------ ------------ ------------ -------------------
------------------ ------------ ------------- ------------ ------------ ------------ -------------------
More than 15       124.22%      126.58%       129.03%      131.58%      144.55%      151.52%
years
------------------ ------------ ------------- ------------ ------------ ------------ -------------------

                  (1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used). If a security is not rated by any Rating Agency, the Trust will use the percentage set forth under "Unrated" in this table.

         The Fitch Discount Factors presented in the immediately preceding table apply to corporate debt securities that are Performing and have a Market Value determined by a Pricing Service or an Approved Price. The Fitch Discount Factor noted in the table above for a Debt Security rated B by Fitch shall apply to any non-Performing Debt Security with a price equal to or greater than $0.90. The Fitch Discount Factor noted in the table above for a Debt Security rated CCC by Fitch shall apply to any non-Performing Debt Security with a price less than $0.90 but equal to or greater than $0.20. If a Debt Security does not have a Market Value determined by a Pricing Service or an Approved Price, a rating two rating categories below the actual rating on the Debt Security will be used (e.g., where the actual rating is A-, the rating for Debt Securities rated BB-will be used). The Fitch Discount Factor for a Debt Security issued by a limited partnership that is not a Rule 144A Security shall be the Discount Factor determined in accordance with the table set forth above multiplied by 105%.

         The Fitch Discount Factors presented in the immediately preceding table will also apply to (i) interest rate swaps and caps, whereby the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch Discount Factor in the table; and (ii) tradable credit baskets, whereby the ratings in the table will be applied to the underlying securities and the Market Value of each underlying security will be its proportionate amount of the Market Value of the tradable credit baskets. The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table. The Fitch Discount Factors presented in the immediately preceding table will also apply to preferred trust certificates, the rating on which will by determined by the underlying debt instruments in the trust, unless such preferred trust certificates are determined by Fitch to qualify for a traditional equity discount factor, in which case the Fitch Discount Factor shall be 370%.

         (ii) PREFERRED STOCK: The Fitch Discount Factor for preferred stock shall be 370%.

         (iii) SHORT-TERM INSTRUMENTS: The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.

         (iv)  U.S. GOVERNMENT SECURITIES AND U.S. TREASURY STRIPS:

TIME REMAINING TO MATURITY                             DISCOUNT FACTOR

1 year or less                                           100%
2 years or less (but longer than 1 year)                 103%
3 years or less (but longer than 2 year)                 105%
4 years or less (but longer than 3 year)                 107%
5 years or less (but longer than 4 year)                 109%
7 years or less (but longer than 5 year)                 112%
10 years or less (but longer than 7 year)                114%
Greater than 10 years                                    122%



         (v) CONVERTIBLE DEBT SECURITIES. The Fitch Discount Factor applied to convertible debt securities is (A) 200% for investment grade convertibles and
(B) 222% for below investment grade convertibles so long as such convertible debt securities have neither (x) conversion premium greater than 100% nor (y) have a yield to maturity or yield to worst of > 15.00% above the relevant Treasury curve.

         The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible debt securities do not have a yield to maturity or yield to worst of > 15.00% above the relevant Treasury curve.

         The Fitch Discount Factor applied to convertible debt securities which have a yield to maturity or yield to worst of > 15.00% above the relevant Treasury curve is 370%.

         If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB-will be used). If a security is not rated by any Rating Agency, the Trust will treat the security as if it were below investment grade.

         (vi) RULE 144A SECURITIES: The Fitch Discount Factor applied to Rule 144A Securities will be 110% of the Fitch Discount Factor which would apply were the securities registered under the Securities Act.

         (vii) ASSET-BACKED AND MORTGAGE-BACKED SECURITIES: The percentage determined by reference to the asset type in accordance with the table set forth below.

ASSET TYPE (WITH TIME REMAINING TO MATURITY, IF APPLICABLE) DISCOUNT FACTOR

U.S.Treasury/agency securities (10 years or less)                               118%
U.S.Treasury/agency securities (greater than 10 years)                          127%
U.S. agency sequentials (10 years or less)                                      128%
U.S. agency sequentials (greater than 10 years)                                 142%
U.S. agency principal only securities
                                                                                236%
U.S. agency interest only securities (with Market Value greater than $0.40)     696%
U.S. agency interest only securities                                            214%
         (with Market Value less than or equal to $0.40)
AAA LockOut securities, interest only                                           236%
U.S. agency planned amortization class bonds (10 years or less)                 115%
U.S. agency planned amortization class bonds (greater than 10 years)            136%
AAA sequentials (10 years or less                                               118%
AAA sequentials (greater than 10 years)                                         135%
AAA planned amortization class bonds (10 years or less)                         115%
AAA planned amortization class bonds (greater than 10 years)                    140%
Jumbo mortgage rated AAA(1)                                                     123%
Jumbo mortgage rated AA(1)                                                      130%
Jumbo mortgage rated A(1)                                                       136%
Jumbo mortgage rated BBB(1)                                                     159%
Commercial mortgage-backed securities rated AAA                                 131%
Commercial mortgage-backed securities rated AA                                  139%
Commercial mortgage-backed securities rated A                                   148%
Commercial mortgage-backed securities rated BBB                                 177%
Commercial mortgage-backed securities rated BB                                  283%
Commercial mortgage-backed securities rated B                                   379%
Commercial mortgage-backed securities rated CCC or not rated                    950%

(1) Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.

         (viii) BANK LOANS: The percentage determined by reference to the Fitch Loan Category in accordance with the table set forth below.

               FITCH LOAN CATEGORY                 DISCOUNT FACTOR
                        A                          126%
                        B                          157%
                        C                          184%
                        D                          433%

         The Fitch Discount Factors presented in the immediately preceding table will also apply to interest rate swaps and caps, and the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch Discount Factor in the table.

         (ix) MUNICIPAL DEBT OBLIGATIONS: The Fitch Discount Factor applied to municipal debt obligations will be the percentage determined by reference to the table set forth below:



------------------- -----------------------------------------------------------------------------------------
                                                     FITCH RATING CATEGORY
------------------- -----------------------------------------------------------------------------------------
------------------- -------------- ------------- ------------ -------------- ----------- --------------------
FITCH EXPOSURE      AAA (1)        AA (1)        A (1)        BBB (1)        F1 (2)      UNRATED (3)
PERIOD
------------------- -------------- ------------- ------------ -------------- ----------- --------------------
------------------- -------------- ------------- ------------ -------------- ----------- --------------------
7 weeks             151%           159%          166%         173%           136%        225%
------------------- -------------- ------------- ------------ -------------- ----------- --------------------
------------------- -------------- ------------- ------------ -------------- ----------- --------------------
8 weeks or less     154%           161%          168%         176%           137%        231%
but greater than
7 weeks
------------------- -------------- ------------- ------------ -------------- ----------- --------------------
------------------- -------------- ------------- ------------ -------------- ----------- --------------------
9 weeks or less     158%           163%          170%         177%           138%        240%
but greater than
8 weeks
------------------- -------------- ------------- ------------ -------------- ----------- --------------------

                  (1)  Fitch rating.

                  (2) Municipal debt obligations rated by Fitch which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

                  (3) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used). If a security is not rated by any Rating Agency, the Trust will use the percentage set forth under "Unrated" in this table.

         The Fitch Discount Factors presented in the immediately preceding table will also apply to interest rate swaps and caps, and the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch Discount Factor in the table. The Fitch Discount Factors presented in the immediately preceding table will also apply to municipal debt obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the securities, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.

         (x) FOREIGN BONDS: The Fitch Discount Factor (A) for a Foreign Bond the principal of which (if not denominated in U.S. dollars) is subject to a currency hedging transaction will be the Fitch Discount Factor that would otherwise apply to such Foreign Bonds in accordance with this definition and (B) for (1) a Foreign Bond the principal of which (if not denominated in U.S. dollars) is not subject to a currency hedging transaction and (2) a bond issued in a currency other than U.S. dollars by a corporation, limited liability company or limited partnership domiciled in, or the government or any agency, instrumentality or political subdivision of, a nation other than an Approved Foreign Nation, will be 370%.

         (xi) STRUCTURED NOTES: The Fitch Discount Factor applied to Structured Notes will be (A) in the case of a corporate issuer, the Fitch Discount Factor determined in accordance with paragraph (i) under this definition, whereby the rating on the issuer of the Structured Note will be the rating on the Structured Note for purposes of determining the Fitch Discount Factor in the table in paragraph (i); and (B) in the case of an issuer that is the U.S. government or an agency or instrumentality thereof, the Fitch Discount Factor determined in accordance with paragraph (iii) under this definition.

         "Fitch Eligible Assets" means

         (i) cash (including interest and dividends due on assets rated (A) BBB or higher by Fitch or the equivalent by another Rating Agency if the payment date is within five Business Days of the Valuation Date, (B) A or higher by Fitch or the equivalent by another Rating Agency if the payment date is within thirty days of the Valuation Date, and (C) A+ or higher by Fitch or the equivalent by another Rating Agency if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are settled within five business days;

         (ii) Short Term Money Market Instruments so long as (A) such securities are rated at least F1+ by Fitch or the equivalent by another Rating Agency, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another Rating Agency, or (C) in all other cases, the supporting entity (1) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within one month, (2) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within three months or (3) is rated at least AA by Fitch or the equivalent by another Rating Agency and the security matures within six months;

         (iii)  U.S. Government Securities and U.S. Treasury Strips;

         (iv) debt securities if such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust; and (C) such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain or the United Kingdom (the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. In addition, bonds which are issued in connection with a reorganization under U.S. federal bankruptcy law ("Reorganization Bonds") will be considered debt securities constituting Fitch Eligible Assets if (a) they provide for periodic payment of interest in cash in U.S. dollars or euros; (b) they do not provide for conversion or exchange into equity capital at any time over their lives; (c) they have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for trading under Rule 144A promulgated pursuant to the Securities Act as determined by the Trust's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust; (d) they were issued by a U.S. corporation, limited liability company or limited partnership; and (e) at the time of purchase at least one year had elapsed since the issuer's reorganization. Reorganization Bonds may also be considered debt securities constituting Fitch Eligible Assets if they have been approved by Fitch, which approval shall not be unreasonably withheld. All debt securities satisfying the foregoing requirements and restrictions of this paragraph (iv) are herein referred to as "Debt Securities."

         (v)  asset-backed and mortgage-backed securities;

         (vi)  preferred stocks;

         (vii)  Rule 144A Securities;

         (viii)  Bank Loans;

         (ix)  municipal debt obligations;

         (x)  Structured Notes; and

         (xi)  tradable credit baskets.

         Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Trust of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Trust that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the Preferred Shares.

         Where the Trust sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Trust is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Trust purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Trust thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A- by Fitch or the equivalent by another Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

         Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Trust will not affect the status of such asset as a Fitch Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Trust by its investment manager or portfolio manager, the Trust's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

         "Fitch Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 49 days thereafter.

         "Fitch Hedging Transactions" has the meaning set forth in Section 8 of
Part I of this Declaration.

         "Fitch Industry Classifications" means, for the purposes of determining Fitch Eligible Assets, each of the following industry classifications:

         Aerospace & Defense
         Automobiles
         Banking, Finance & Real Estate Broadcasting & Media Building & Materials Cable Chemicals Computers & Electronics Consumer Products Energy Environmental Services Farming & Agriculture Food, Beverage & Tobacco Gaming, Lodging & Restaurants Healthcare & Pharmaceuticals Industrial/Manufacturing Insurance Leisure & Entertainment Metals & Mining Miscellaneous Paper & Forest Products Retail Sovereign Supermarkets & Drugstores Telecommunications Textiles & Furniture Transportation Utilities

         The Trust shall use its discretion in determining which industry classification is applicable to a particular investment.

         "Fitch Loan Category" means the following four categories (and, for purposes of this categorization, the Market Value of a Fitch Eligible Asset trading at par is equal to $1.00):

                  (i) "Fitch Loan Category A" means Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.90.

                  (ii) "Fitch Loan Category B" means: (A) Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.85.

                  (iii) "Fitch Loan Category C" means: (A) Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to $0.70 but less than $0.80; (B) non-Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to $0.75 but less than $0.85; and (C) Performing Bank Loans without an Approved Price rated BB- or higher by Fitch. If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB-will be used).

                  (iv) "Fitch Loan Category D" means Bank Loans not described in any of the foregoing categories.

         Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall within more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

         "Foreign Bonds" has the meaning set forth in the definition of "Fitch Eligible Assets."

         "Forward Commitment" has the meaning set forth in Section 8 of Part I of this Statement.

         "Holder" means a Person identified as a holder of record of Preferred Shares in the Share Register.

         "Hold Order" and "Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

         "Independent Accountant" means a nationally recognized accountant, or firm of accountants, that is, with respect to the Trust, an independent public accountant or firm of independent public accountants under the Securities Act and serving as such for the Trust.

         "Interest Equivalent" has the meaning set forth in the definition of "`AA' Financial Composite Commercial Paper Rate."

         "Initial Rate Period," with respect to shares of a series of Preferred Shares, shall have the meaning specified with respect to shares of such series in Section 2(d) of Part I of this Statement.

         "Investment Company Act" shall mean the Investment Company Act of 1940, as amended from time to time.

         "Investment Company Act Cure Date," with respect to the failure by the Trust to maintain the Investment Company Act Preferred Share Asset Coverage (as required by Section 5 of Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

         "Investment Company Act Preferred Share Asset Coverage" shall mean asset coverage, as defined in Section 18(h) of the Investment Company Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares of beneficial interest including all outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

         "Late Charge" shall have the meaning specified in subparagraph
(e)(i)(B) of Section 2 of Part I of this Statement.

         "Liquidation Preference," with respect to a given number of Preferred Shares, means $25,000 times that number.

         "Lien" means any material lien, mortgage, pledge, security interest or security agreement of any kind.

         "Market Value" of any asset of the Trust shall be the market value thereof determined by a Pricing Service. Market Value of any asset shall include any interest accrued thereon. A Pricing Service shall value portfolio securities at the quoted bid prices or the mean between the quoted bid and asked price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by a Pricing Service using methods which include consideration of: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. A Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event a Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Trust from dealers who are members of the National Association of Securities Dealers, Inc. and who make a market in the security, at least one of which shall be in writing. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees of the Trust.

         "Maximum Rate" with respect to Preferred Shares for any Dividend Period will be the Applicable Percentage of the `AA' Financial Composite Commercial Paper Rate. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.

         "Minimum Rate Period" shall mean any rate period of seven (7) Rate Period days.

         "Moody's" means Moody's Investors Service, Inc. or its successors.

         "Moody's Discount Factor" means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. According to Moody's guidelines, the portfolio coverage ratio of Moody's Eligible Assets to liabilities should not be less than 125% in order to maintain the rating of "AAA." The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

         (i) CORPORATE DEBT SECURITIES: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.



---------------------- ---------------------------------------------------------------------------------------

                                                      MOODY'S RATING CATEGORY
---------------------- ---------------------------------------------------------------------------------------
---------------------- -------- -------- --------- -------- --------- --------- ---------- -------------------
TERMS TO MATURITY      AAA      AA       A         BAA      BA        B         CAA        UNRATED(1)
OF CORPORATE DEBT
SECURITY
---------------------- -------- -------- --------- -------- --------- --------- ---------- -------------------
---------------------- -------- -------- --------- -------- --------- --------- ---------- -------------------
1 year or less         109%     112%     115%      118%     119%      125%      205%       225%
---------------------- -------- -------- --------- -------- --------- --------- ---------- -------------------
---------------------- -------- -------- --------- -------- --------- --------- ---------- -------------------
2 years or less (but   115%     118%     122%      125%     127%      133%      205%       225%
longer than 1 years)
---------------------- -------- -------- --------- -------- --------- --------- ---------- -------------------
---------------------- -------- -------- --------- -------- --------- --------- ---------- -------------------
3 years or less (but   120%     123%     127%      131%     133%      140%      205%       225%
longer than 2 years)
---------------------- -------- -------- --------- -------- --------- --------- ---------- -------------------
---------------------- -------- -------- --------- -------- --------- --------- ---------- -------------------
4 years or less (but   126%     129%     133%      138%     140%      147%      205%       225%
longer than 3 years)
---------------------- -------- -------- --------- -------- --------- --------- ---------- -------------------
---------------------- -------- -------- --------- -------- --------- --------- ---------- -------------------
5 years or less (but   132%     135%     139%      144%     146%      154%      205%       225%
longer than 4 years)
---------------------- -------- -------- --------- -------- --------- --------- ---------- -------------------
---------------------- -------- -------- --------- -------- --------- --------- ---------- -------------------
7 years or less (but   139%     143%     147%      152%     156%      164%      205%       225%
longer than 5 years)
---------------------- -------- -------- --------- -------- --------- --------- ---------- -------------------
---------------------- -------- -------- --------- -------- --------- --------- ---------- -------------------
10 years or less       145%     150%     155%      160%     164%      173%      205%       225%
(but longer than 7
years)
---------------------- -------- -------- --------- -------- --------- --------- ---------- -------------------
---------------------- -------- -------- --------- -------- --------- --------- ---------- -------------------
15 years or less       150%     155%     160%      165%     170%      180%      205%       225%
(but longer than 10
years)
---------------------- -------- -------- --------- -------- --------- --------- ---------- -------------------
---------------------- -------- -------- --------- -------- --------- --------- ---------- -------------------
20 years or less       150%     155%     160%      165%     170%      190%      205%       225%
(but longer than 15
years)
---------------------- -------- -------- --------- -------- --------- --------- ---------- -------------------
---------------------- -------- -------- --------- -------- --------- --------- ---------- -------------------
30 years or less       150%     155%     160%      165%     170%      191%      205%       225%
(but longer than 20
years)
---------------------- -------- -------- --------- -------- --------- --------- ---------- -------------------
---------------------- -------- -------- --------- -------- --------- --------- ---------- -------------------
Greater than 30 years  165%     173%     181%      189%     205%      221%      221%       225%
---------------------- -------- -------- --------- -------- --------- --------- ---------- -------------------

                  (1) Unrated corporate debt securities, which are corporate debt securities rated by neither Moody's nor S&P, are limited to 10% of discounted Moody's Eligible Assets. If a corporate debt security is unrated by Moody's but is rated by S&P, a rating two numeric ratings below the S&P rating will be used (e.g., where the S&P rating is AAA, a Moody's rating of Aa2 will be used; where the S&P rating is AA+, a Moody's rating of Aa3 will be used). If a corporate debt security is unrated by both Moody's and S&P, the Trust will use the percentage set forth under "Unrated" in this table.


         The Moody's Discount Factors presented in the immediately preceding table will also apply to corporate debt securities that do not pay interest in U.S. dollars or euros, provided that the Moody's Discount Factor determined from the table shall be multiplied by a factor of 1.20% for purposes of calculating the Discounted Value of such securities.

         (ii) PREFERRED STOCK: The Moody's Discount Factor for preferred stock shall be (A) for preferred stocks issued by a utility, 146%; (B) for preferred stocks of industrial and financial issuers, 209%; and (C) for auction rate preferred stocks, 350%.

         (iii) SHORT-TERM INSTRUMENTS: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Moody's Exposure Period; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash.

         (iv) U.S. GOVERNMENT SECURITIES AND U.S. TREASURY STRIPS:




                                                              U.S.                      U.S
                                                              GOVERNMENT        TREASURY SECURITIES
                                                                                STRIPS

REMAINING TERM TO MATURITY                                    DISCOUNT                  DISCOUNT
                                                              FACTOR (%)                FACTOR (%)
1 year or less
107                                                           107
2 years or less (but longer than 1 year)                      113                       115
3 years or less (but longer than 2 years)                     118                       121
4 years or less (but longer than 3 years)                     123                       128
5 years or less (but longer than 4 years)                     128                       135
7 years or less (but longer than 5 years)                     135                       147
10 years or less (but longer than 7 years)                    141                       163
15 years or less (but longer than 10 years)                   146                       191
20 years or less (but longer than 15 years)                   154                       218
30 years or less (but longer than 20 years)                   154                       244

         (v) RULE 144A SECURITIES: The Moody's Discount Factor applied to Rule 144A Securities for Rule 144A Securities will be 130% of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.

         (vi) BANK LOANS: The Moody's Discount Factor applied to senior Bank Loans ("Senior Loans") shall be the percentage specified in the table below opposite such Moody's Loan Category:

                      MOODY'S LOAN CATEGORY DISCOUNT FACTOR

                                         A             84.5%
                                         B              73%
                                         C              62%
                                         D              45%

         (vii) ASSET-BACKED SECURITIES: The Moody's Discount Factor applied to asset-backed securities shall be 131%.

         (viii) MORTGAGE-BACKED SECURITIES: The Moody's Discount Factor applied to collateralized mortgage obligations, planned amortization class bonds and targeted amortization class bonds shall be determined by reference to the weighted average life of the security and whether cash flow is retained (i.e., controlled by a trustee) or excluded (i.e., not controlled by a trustee), in accordance with the table set forth below.


REMAINING TERM TO MATURITY                           CASH FLOW         CASH FLOW
                                                     RETAINED (%)         EXCLUDED (%)
3 years or less                                               133                       141
7 years or less (but longer than 3 years)                     142                       151
10 years or less (but longer than 7 years)                    158                       168
20 years or less (but longer than 10 years)                   174                       185


         The Moody's Discount Factor applied to residential mortgage pass-throughs (including private-placement mortgage pass-throughs) shall be determined by reference to the coupon paid by such security and whether cash flow is retained (i.e., controlled by a trustee) or excluded (i.e., not controlled by a trustee), in accordance with the table set forth below.

                    COUPON               CASH FLOW               CASH FLOW
                                                     RETAINED                  EXCLUDED
                       5%                              166%                             173%
                       6%                              162%                             169%
                       7%                              158%                             165%
                       8%                              154%                             161%
                       9%                              151%                             157%
                      10%                             148 %                            154

         The Moody's Discount Factor applied to fixed-rate pass-throughs that are not rated by Moody's and are serviced by a servicer approved by Moody's shall be determined by reference to the table in the following paragraph.

         The Moody's Discount Factor applied to whole loans shall be determined by reference to the coupon paid by such security and whether cash flow is retained (i.e., controlled by a trustee) or excluded (i.e., not controlled by a trustee), in accordance with the table set forth below.

                       COUPON          CASH FLOW       CASH FLOW
                                                       RETAINED (%)          EXCLUDED (%)

                         5%                          172                                179
                         6%                          167                        174
                         7%                          163                        170
                         8%                          159                        165
                         9%                          155                        161
                        10%                          151                        158
                        11%                          148                        157
                        12%                          145                        154
                        13%                          142                        151
                     adjustable                      170                        177

         (ix) MUNICIPAL DEBT OBLIGATIONS: The Moody's Discount Factor applied to municipal debt obligations shall be the percentage determined by reference to the rating on such asset and the shortest Moody's Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's
Exposure Period, in accordance with the table set forth below (provided that any municipal obligation (excluding any short-term municipal obligation) not rated by Moody's but rated by S&P shall be deemed to have a Moody's rating which is one full rating category lower than its S&P rating):


------------------- ------------ --------- -------- ------------ -------------- --------- -------- ----------------
EXPOSURE PERIOD     AAA(1)       AA(1)     A(1)     BAA(1)       OTHER(2)       MIG-I(3)  SP-1+(4) UNRATED (5)
------------------- ------------ --------- -------- ------------ -------------- --------- -------- ----------------
------------------- ------------ --------- -------- ------------ -------------- --------- -------- ----------------
7 weeks             151%         159%      160%     173%         187%           135%      148%     225%
------------------- ------------ --------- -------- ------------ -------------- --------- -------- ----------------
------------------- ------------ --------- -------- ------------ -------------- --------- -------- ----------------
8 weeks or less     154%         161%      168%     176%         190%           137%      149%     231%
but
greater than 7
weeks
------------------- ------------ --------- -------- ------------ -------------- --------- -------- ----------------
------------------- ------------ --------- -------- ------------ -------------- --------- -------- ----------------
9 weeks or less     158%         163%      170%     177%         192%           138%      150%     240%
but
greater than 8
weeks
------------------- ------------ --------- -------- ------------ -------------- --------- -------- ----------------


                  (1) Moody's rating.

                  (2) Municipal debt obligations not rated by Moody's but rated BBB by S&P.

                  (3) Municipal debt obligations rated MIG-1 or VMIG-1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

                  (4) Municipal debt obligations not rated by Moody's but rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

                  (5) Municipal debt obligations rated less than Baa3 or not rated by Moody's and less than BBB or not rated by S&P, not to exceed 10% of Moody's Eligible Assets.

         (x) STRUCTURED NOTES: The Moody's Discount Factor applied to Structured Notes will be (A) in the case of a corporate issuer, the Moody's Discount Factor determined in accordance with paragraph (i) under this definition, whereby the rating on the issuer of the Structured Note will be the rating on the Structured Note for purposes of determining the Moody's Discount Factor in the table in paragraph (i); and (B) in the case of an issuer that is the U.S. government or an agency or instrumentality thereof, the Moody's Discount Factor determined in accordance with paragraph (iv) under this definition.

         "Moody's Eligible Assets" means:

         (i) cash (including interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Trust has received prior written authorization from Moody's or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short Term Money Market Instrument rating of at least P-1;

         (ii) Short Term Money Market Instruments, so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria;

         (iii) U.S. Government Securities and U.S. Treasury Strips;

         (iv) Rule 144A Securities;

         (v)  Senior Loans and other Bank Loans approved by Moody's;

         (vi) Corporate debt securities if (A) such securities are rated Caa or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P; (C) for securities which provide for conversion or exchange at the option of the issuer into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's and the discount factor will be 250%; (D) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (E) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.

         Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least Caa by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Trust) shall not be considered Moody's Eligible Assets, so that the Market Value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; and (y) corporate debt securities rated by neither Moody's nor S&P shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years,
(ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language.

         (vii) Preferred stocks if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (D) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of Baa3 or higher and (E) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the minimum holding by the Trust of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets;

         (viii)   Asset-backed and mortgage-backed securities:

         (A) Asset-backed securities if (1) such securities are rated at least Aa3 by Moody's or at least AA by S&P, (2) the securities are part of an issue that is $250 million or greater, or the issuer of such securities has a total of $500 million or greater of asset-backed securities outstanding at the time of purchase of the securities by the Trust and (3) the expected average life of the securities is not greater than 4 years;

         (B) Collateralized mortgage obligations ("CMOs"), including CMOs with interest rates that float at a multiple of the change in the underlying index according to a pre-set formula, provided that any CMO held by the Trust (1) has been rated Aaa by Moody's or AAA by S&P, (2) does not have a coupon which floats inversely, (3) is not portioned as an interest-only or principal-only strip and
(4) is part of an issuance that had an original issue size of at least $100 million;

         (C) Planned amortization class bonds ("PACs") and targeted amortization class bonds ("TACs") provided that such PACs or TACs are (1) backed by certificates of either the Federal National Mortgage Association ("FNMA"), the Government National Mortgage Association ("GNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") representing ownership in single-family first lien mortgage loans with original terms of 30 years, (2) part of an issuance that had an original issue size of at least $10 million, (3) part of PAC or TAC classes that have payment priority over other PAC or TAC classes, (4) if TACs, TACs that do not support PAC classes, and (5) if TACs, not considered reverse TACs (i.e., do not protect against extension risk);

         (D) Consolidated senior debt obligations of Federal Home Loan Banks ("FHLBs"), senior long-term debt of the FNMA, and consolidated systemwide bonds and FCS Financial Assistance Corporation Bonds of Federal Farm Credit Banks ("FFCBs") (collectively, "FHLB, FNMA and FFCB Debentures"), provided that such FHLB, FNMA and FFCB Debentures are (1) direct issuance corporate debt rated Aaa by Moody's, (2) senior debt obligations backed by the FHLBs, FFCBs or FNMA, (3) part of an issue entirely denominated in U.S. dollars and (4) not callable or exchangeable debt issues;

         (E) Mortgage pass-throughs rated at least Aa by Moody's and pass-throughs provided that (1) certificates must evidence a proportional, undivided interest in specified pools of fixed or adjustable rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties and (2) the securities are publicly registered (not issued by FNMA, GNMA or FHLMC);

         (F) Private-placement mortgage pass-throughs provided that (1) certificates represent a proportional undivided interest in specified pools of fixed-rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties, (2) documentation is held by a trustee or independent custodian, (3) pools of mortgage loans are serviced by servicers that have been approved by FNMA or FHLMC and funds shall be advanced to meet deficiencies to the extent provided in the pooling and servicing agreements creating such certificates, and (4) pools have been rated Aa or better by Moody's; and

         (G) Whole loans (e.g., direct investments in mortgages) provided that
(1) at least 65% of such loans (a) have seasoning of no less than 6 months, (b) are secured by single-family detached residences, (c) are owner-occupied primary residences, (d) are secured by a first-lien, fully-documented mortgage, (e) are neither currently delinquent (30 days or more) nor delinquent during the preceding year, (f) have loan-to-value ratios of 80% or below, (g) carry normal hazard insurance and title insurance, as well as special hazard insurance, if applicable, (h) have original terms to maturity not greater than 30 years, with at least one year remaining to maturity, (i) have a minimum of $10,000 remaining principal balance, (j) for loans underwritten after January 1, 1978, FNMA and/or FHLMC forms are used for fixed-rate loans, and (k) such loans are whole loans and not participations; (2) for loans that do not satisfy the requirements set forth in the foregoing clause (1), (a) non-owner occupied properties represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (b) multi-family properties (those with five or more units) represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (c) condominiums represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and any condominium project must be 80% occupied at the time the loan is originated, (d) properties with loan-to-value ratios exceeding 80% represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool and the portion of the mortgage on any such property that exceeds a loan-to-value ratio of 80% is insured with Primary Mortgage Insurance from an insurer rated at least Baa3 by Moody's and (e) loan balances in excess of the current FHLMC limit plus $75,000 represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, loan balances in excess of $350,000 represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and loan balances in excess of $1,000,000 represent no greater than 5% of the aggregate of either the adjustable-rate pool or the fixed-rate pool; (3) no greater than 5% of the pool of loans is concentrated in any one zip code; (4) the pool of loans contains at least 100 loans or $2 million in loans per servicer; (5) for adjustable-rate mortgages ("ARMs"), (a) any ARM is indexed to the National Cost of Funds index, the 11th District Cost of Funds index, the 1-year Treasury or the 6-month Treasury, (b) the margin over the given index is between 0.15% and 0.25% for either cost-of-funds index and between 0.175% and 0.325% for Treasuries, (c) the maximum yearly interest rate increase is 2%, (d) the maximum life-time interest rate increase is 6.25% and
(e) ARMs may include Federal Housing Administration and Department of Veterans Affairs loans; (6) for "teaser" loans, (a) the initial discount from the current ARM market rate is no greater than 2%, (b) the loan is underwritten at the market rate for ARMs, not the "teaser" rate, and (c) the loan is seasoned six months beyond the "teaser" period.

         (ix) Any municipal debt obligation that (A) pays interest in cash, (B) does not have a Moody's rating, as applicable, suspended by Moody's, and (C) is part of an issue of municipal debt obligations of at least $5,000,000, except for municipal debt obligations rated below A by Moody's, in which case the minimum issue size is $10,000,000;

         (x)  Structured Notes; and

         (xi) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act, not otherwise provided for in this definition but only upon receipt by the Trust of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Trust that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the PREFERRED SHARES.

         In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:


RATINGS(1)            MAXIMUM SINGLE                 MAXIMUM           MINIMUM ISSUE
                                                     SINGLE            SIZE
                                                     ISSUER(2),(3)     INDUSTRY(3),(4)
                                                                                ($ IN MILLION)(5)

         Aaa                        100%                      100%                      $100
         Aa                         20                         60                        100
         A                          10                        40                        100
         Baa                        6                         20                        100
         Ba                         4                         12                        50(6)
         B1-B2                      3                         8                         50(6)
         B3 or below                2                         5                         50(6)

     (1) Refers to the preferred stock and senior debt rating of the portfolio holding.

     (2) Companies subject to common ownership of 25% or more are considered as one issuer.

     (3) Percentages represent a portion of the aggregate Market Value of corporate debt securities.

     (4)   Industries   are   determined    according   to   Moody's    Industry
Classifications, as defined herein.

     (5) Except for preferred stock, which has a minimum issue size of $50 million.

     (6) Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Trust's total assets.

         Where the Trust sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Trust is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Trust purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Trust thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

         Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for
(A) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Trust will not affect the status of such asset as a Moody's Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Trust by its investment manager or portfolio manager, the Trust's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

         "Moody's Exposure Period" means the period commencing on a given Valuation Date and ending 49 days thereafter.

         "Moody's Hedging Transactions" has the meaning set forth in Section 8 of Part 1 of this Statement.

         "Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the Preferred Shares):

1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

2.   Automobile:   Automobile   Equipment, Auto-Manufacturing, Auto   Parts
     Manufacturing, Personal Use Trailers, Motor Homes, Dealers

3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

6. Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating Containers

7. Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass

8. Personal and Non-Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

9.   Diversified/Conglomerate Manufacturing

10.  Diversified/Conglomerate Service

11. Diversified Natural Resources, Precious Metals and Minerals: Fabricating, Distribution

12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

13.  Electronics:    Computer   Hardware, Electric   Equipment, Components,
     Controllers, Motors, Household   Appliances, Information   Service
     Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

14.  Finance: Investment Brokerage, Leasing, Syndication, Securities

15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

16.  Grocery: Grocery Stores, Convenience Food Stores

17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

18.  Home and Office Furnishings, Housewares, and Durable Consumer Products:
     Carpets, Floor Coverings, Furniture, Cooking, Ranges

19.  Hotels, Motels, Inns and Gaming

20.  Insurance: Life, Property and Casualty, Broker, Agent, Surety

21. Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy
     Manufacturing, Motion Picture   Production   Theaters, Motion Picture
     Distribution

22. Machinery (Non-Agricultural, Non-Construction, Non-Electronic): Industrial, Machine Tools, Steam Generators

23.  Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium,
     Zinc,  Aluminum,   Stainless  Steel,   Integrated  Steel,  Ore  Production,
     Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

24.  Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

25.  Printing,   Publishing,  and  Broadcasting:   Graphic  Arts,  Paper,  Paper
     Products,  Business  Forms,  Magazines,  Books,  Periodicals,   Newspapers,
     Textbooks, Radio, T.V., Cable Broadcasting Equipment

26.  Cargo  Transport:  Rail,  Shipping,   Railroads,  Rail-car  Builders,  Ship
     Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

27. Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

28.  Telecommunications:   Local,   Long   Distance,   Independent,   Telephone,
     Telegraph, Satellite, Equipment, Research, Cellular

29. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

30.  Personal Transportation: Air, Bus, Rail, Car Rental

31.  Utilities: Electric, Water, Hydro Power, Gas

32. Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies

         The Trust will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the Independent Accountant and Moody's, to the extent the Trust considers necessary.

         "Moody's Loan Category" means the following five categories (and, for purposes of this categorization, the Market Value of a Moody's Eligible Asset trading at par is equal to $1.00):

                   (i) "Moody's Loan Category A" means Performing Senior Loans which have a Market Value or an Approved Price greater than or equal to $0.90.

                  (ii) "Moody's Loan Category B" means: (A) Performing Senior Loans which have a Market Value or an Approved Price of greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Senior Loans which have a Market Value or an Approved Price greater than or equal to $0.85.

                  (iii) "Moody's Loan Category C" means: (A) Performing Senior Loans which have a Market Value or an Approved Price of greater than or equal to $0.70 but less than $0.80; and (B) non-Performing Senior Loans which have a Market Value or an Approved Price of greater than or equal to $0.75 but less than $0.85.

                  (iv) "Moody's Loan Category D" means Senior Loans which have a Market Value or an Approved Price less than $0.75.

         Notwithstanding any other provision contained above, for purposes of determining whether a Moody's Eligible Asset falls within a specific Moody's Loan Category, to the extent that any Moody's Eligible Asset would fall in more than one of the Moody's Loan Categories, such Moody's Eligible Asset shall be deemed to fall into the Moody's Loan Category with the lowest applicable Moody's Discount Factor.

         "Non-Payment Period Rate" means ____% of the applicable `AA' Financial Composite Commercial Paper Rate, provided that the Board of Trustees of the Trust shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees of the Trust determines and each of Fitch and Moody's (and any Substitute Rating Agency in lieu of Fitch or Moody's in the event Fitch or Moody's shall not rate the Preferred Shares) advises the Trust in writing that such adjustment, modification, alteration or change will not adversely affect its then current ratings on the Preferred Shares.

         "Notice Of Redemption" shall mean any notice with respect to the redemption of Preferred Shares pursuant to paragraph (c) of Section 9 of Part I of this Statement.

         "Notice Of Special Rate Period" shall mean any notice with respect to a Special Rate Period of Preferred Shares pursuant to subparagraph (d)(i) of
Section 3 of Part I of this Statement.

         "Order" and "Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

         "Outstanding" means, as of any date (i) with respect to Preferred Shares, Preferred Shares theretofore issued by the Trust except, without duplication, (A) any Preferred Shares theretofore canceled or delivered to the Auction Agent for cancellation, or redeemed by the Trust, or as to which a Notice of Redemption shall have been given and Deposit Securities shall have been deposited in trust or segregated by the Trust pursuant to Section 9 of Part I of this Statement and (B) any Preferred Shares as to which the Trust or any Affiliate (other than an Affiliate that is a Broker-Dealer) thereof shall be a Beneficial Owner, provided that Preferred Shares held byan Affiliate shall be deemed outstanding for purposes of calculating the Preferred Shares Basic Maintenance Amount and (ii) with respect to other preferred shares of beneficial interest of the Trust, the meaning equivalent to that for Preferred Shares as set forth in clause (i).

         "Performing" means with respect to any asset that is a Bank Loan or other debt, the issuer of such investment is not in default of any payment obligations in respect thereof.

         "Person" means and includes an individual, a partnership, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

         "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of Preferred Shares but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional Preferred Shares.

         "Potential Holder" means any Broker-Dealer or any such other Person as may be permitted by the Trust, including any Existing Holder, who may be interested in acquiring Preferred Shares (or, in the case of an Existing Holder, additional Preferred Shares).

         "Preferred Shares Basic Maintenance Amount," as of any Valuation Date, means the dollar amount equal (i) to the sum of (A) the product of the number of Preferred Shares outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the Preferred Shares (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each series of Preferred Shares outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of the Preferred Shares outstanding from such first respective Dividend Payment Date therefor through the [49th] day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 3(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to section 3(d)(i) of this Part I with respect to shares of such series designating a Special Rate Period consisting of 49 Rate Period days or more, the Volatility Factor applicable to a Special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other preferred shares outstanding from such respective dividend payment dates through the 49th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other preferred shares) (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than the Preferred Shares, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (D) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than the Preferred Shares, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Trust for the 90 days subsequent to such Valuation Date; (E) any current liabilities as of such Valuation Date to the extent not reflected in any of
(i)(A) through (i)(D) (including, without limitation, any payables for portfolio securities of the Trust purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., the face value of cash, short-term securities rated MIG-1, VMIG-1, or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(E) become payable, otherwise the Discounted Value) of any of the Trust's assets irrevocably deposited by the Trust for the payment of any of (i)(A) through (i)(E).

         "Preferred Shares Basic Maintenance Cure Date," with respect to the failure by the Trust to satisfy the Preferred Shares Basic Maintenance Amount (as required by Section 6 of Part I of this Statement) as of a given Valuation Date, means the sixth Business Day following such Valuation Date.

         "Preferred Shares Basic Maintenance Report" means a report signed by any of the President, Treasurer, any Vice President or any Assistant Treasurer of the Trust which sets forth, as of the related Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

         "Pricing Service" means any pricing service designated by the Board of Trustees of the Trust and approved by Fitch or Moody's, as applicable, for purposes of determining whether the Trust has Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount.


         "Quarterly Valuation Date" means the last Friday of the last month of each fiscal quarter of the Trust in each fiscal year of the Trust, commencing September 30, 2002.

         "Rate Period," with respect to shares of a series of Preferred Shares, shall mean the Initial Rate Period of shares of such Series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

         "Rating Agency" means a nationally recognized statistical rating organization.

         "Redemption Price" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 9 of Part I of this Statement.

          "Reorganization Bonds" has the meaning set forth under the definition of "Fitch Eligible Assets."

         "Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust.

         "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Trust as securities depository for the Preferred Shares that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

         "Sell Order" and "Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

         "Senior Loans" has the meaning set forth under the definition of "Moody's Discount Factor."

     "Series [ ] Preferred Shares" means the Auction Rate Preferred Shares, Series [ ].

     "Series [ ] Preferred Shares" means the Auction Rate Preferred Shares, Series [ ].

         "Share Books" means the books maintained by the Auction Agent setting forth at all times a current list, as determined by the Auction Agent, of Existing Holders of the Preferred Shares.

         "Share Register" means the register of Holders maintained on behalf of the Trust by the Auction Agent in its capacity as transfer agent and registrar for the Preferred Shares.

         "Short Term Money Market Instruments" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Trust, the remaining term to maturity thereof is not in excess of 180 days (or 270 days for instruments rated at least Aaa for purposes of determining Moody's Eligible Assets):

         (i) commercial paper rated either F1 by Fitch or A-1 by S&P if such commercial paper matures in 30 days or P-1 by Moody's and either F1+ by Fitch or A-1+ by S&P if such commercial paper matures in over 30 days;

         (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

         (iii) overnight funds;

         (iv) U.S. Government Securities; and

         (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on each Valuation Date of at least P-1 from Moody's and either F1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA- from Fitch or AA- from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Trust, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A and A, respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or trust company are not rated on any Valuation Date below P-1 by Moody's, F1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Trust); and provided further, that the interest receivable by the Trust shall not be subject to any withholding or similar taxes.

         "Special Rate Period," with respect to shares of a series of Preferred Shares, shall have the meaning specified in paragraph (a) of Section 3 of Part I of this Statement.

         "Special Redemption Provisions" shall have the meaning specified in subparagraph (a)(i) of Section 9 of Part I of this Statement.

         "Structured Notes" means privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset or market (an "embedded index"), such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting bonds.

         "Submission Deadline" shall mean 1:30 P.M., New York city time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

         "Submitted Bid" And "Submitted Bids" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

         "Submitted Hold Order" and "Submitted Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

         "Submitted Order" and "Submitted Orders" shall have the respective meanings specified in paragraph (a) of section 3 of part II of this Statement.

         "Submitted Sell Order" and "Submitted Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

         "Subsequent Rate Period," with respect to shares of a series of Preferred Shares, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such Series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

         "Substitute Rating Agency" means a Rating Agency selected by the Trust to act as the substitute Rating Agency to determine the credit ratings of the Preferred Shares.

         "Sufficient Clearing Bids" has the meaning set forth in Section 3 of
Part II of this Statement.

         "Treasury Bill" means a direct obligation of the U.S. government having a maturity at the time of issuance of 364 days or less.

         "Treasury Bonds" means United States Treasury Bonds or Notes.

         "U.S. Government Securities" means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

         "U.S. Treasury Securities" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

         "U.S. Treasury Strips" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.

         "Valuation Date" means, for purposes of determining whether the Trust is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each week commencing with the Date of Original Issue.

         "Volatility Factor" means 1.89.

         "Voting Period" has the meaning set forth in Section 4 of Part I of this Statement.

         "Winning Bid Rate" shall have the meaning specified in paragraph (a) of
Section 3 of Part II of this Statement.

                                     PART I.

1.       NUMBER OF AUTHORIZED SHARES.

         The number of authorized Preferred Shares constituting the Series [ ] Preferred Shares shall be unlimited, of which 2,020 shares shall be issued on ____________, 2003, or such other date as the officers of the Trust shall determine. The number of authorized Preferred Shares constituting the Series [ ] Preferred Shares shall be unlimited, of which 2,020 shares shall be issued on _____________, 2003, or such other date as the officers of the Trust shall determine.

2.       DIVIDENDS.

         (a) RANKING. The shares of a series of the Preferred Shares shall rank on a parity with each other, with shares of any other series of the Preferred Shares and with shares of any other series of preferred shares as to the payment of dividends by the Trust.

         (b) CUMULATIVE CASH DIVIDENDS. The Holders of any series of Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with this Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this
Section 2, and no more, payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Preferred Shares which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

         (c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE. Dividends on any series of Preferred Shares shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

         (d) DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. The Dividend Payment Dates with respect the Series [ ] Preferred Shares, for the Initial Rate Period, shall be on ____________, 2003, and on each seventh day thereafter and the Dividend Payment Dates with respect the Series [ ] Preferred Shares for the Initial Rate Period shall be on ____________, 2003, and on each 28th day thereafter; provided, however, that:

                  (i) if the day on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day; and

                  (ii) notwithstanding the forgoing, the Trust in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of Preferred Shares consisting of more than 28 Rate Period days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Trust; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 3 of this Part I.

                  The Dividend Payment Dates for any series of Preferred Shares subsequently established by the Trust shall be as set forth in resolutions of the Board of Trustees establishing such series.

         (e) DIVIDEND RATES AND CALCULATION OF DIVIDENDS.

                  (i) DIVIDEND RATES. The dividend rate on the Series [ ] Preferred Shares and the Series [ ] Preferred Shares during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth below.

                                   SERIES                DIVIDEND RATE
                  Series [   ] Preferred Shares                        ___%
                  Series [   ] Preferred Shares                        ___%

                  The initial dividend rate on any series of Preferred Shares subsequently established by the Trust shall be the rate set forth in or determined in accordance with the resolutions of the Board of Trustees establishing such series.

                  For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:

                           (A) an Auction for any such Subsequent Rate Period is
                  not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

                           (B) any Failure to Deposit shall have occurred with
                  respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this
                  Section 2 and the Trust shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the `AA' Financial Composite Commercial Paper Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such Series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 9 of this Part I, an amount computed by multiplying (x) 200% of the `AA' Financial Composite Commercial Paper Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

                           (C) any Failure to Deposit shall have occurred with
                  respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this
                  Section 2 or the Trust shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph
                  (f) of this Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Non-Payment Period Rate for shares of such series on the Auction Date for such Subsequent Rate Period; or

                           (D) any Failure to Deposit shall have occurred with
                  respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this
                  Section 2 or the Trust shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, the `AA' Financial Composite Commercial Paper Rate, applicable to a Rate Period (x) consisting of more than 182 Rate Period days but fewer than 365 Rate Period days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent, in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Non-Payment Period Rate for shares of such series on the Auction Date for such Subsequent Rate Period.

                  (ii) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on shares of a series of Preferred Shares on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of seven Rate Period days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

         (f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to shares of a series of Preferred Shares shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Trust to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph
(e)(i) of this Section 2, the Trust shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such Series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of
Section 9 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

         (g) DIVIDEND PAYMENTS BY TRUST TO AUCTION AGENT. The Trust shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of a series of Preferred Shares, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

         (h) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY TRUST. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Trust at the end of 90 days from the date on which such moneys were so to have been applied.

         (i) DIVIDENDS PAID TO HOLDERS. Each dividend on Preferred Shares shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Trust on the Business Day next preceding such Dividend Payment Date.

         (j) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS. Any dividend payment made on Preferred Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Trust on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

3.       DESIGNATION OF SPECIAL RATE PERIODS.

         (a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Trust, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period consisting of a specified number of Rate Period days evenly divisible by seven; provided, however, that such Special Rate Period may consist of a number of Rate Period days not evenly divisible by seven if all shares of such series of Preferred Shares are to be redeemed at the end of such Special Rate Period, subject to adjustment as provided in paragraph (b) of this Section 3. A designation of a Special Rate Period shall be effective only if, (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, each Series shall have been cured as provided above, (iii) Sufficient Clearing Orders shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Trust, shall have mailed a Notice of Redemption with respect to any shares, the redemption price with respect to such shares shall have been deposited with Paying Agent,
(v) in the case of the designation of a Special Dividend Period, [ ], or any successor Broker-Dealer designated by the Trust shall have notified the Trust that it does not object to the designation of such Special Rate Period, and (vi) each Rating Agency that is then rating such series of Preferred Shares shall have confirmed in writing to the Trust that such designation shall not adversely affect their respective then-current ratings of the Preferred Shares.

         (b) ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD. With respect to the Series [ ] Preferred Shares, if the Trust wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Thursday that is a Business Day in the case of a series of Preferred Shares designated as "Series [ ] Preferred Shares" then the Trust shall designate such Subsequent Rate Period as Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Wednesday that is followed by a Thursday that is a Business Day preceding what would otherwise be such last day, in the case of Series [ ] Preferred Shares.

         With respect to the Series [ ] Preferred Shares, if the Trust wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Friday that is a Business Day in the case of a series of Preferred Shares designated as "Series [ ] Preferred Shares" then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Thursday that is followed by a Friday that is a Business Day preceding what would otherwise be such last day, in the case of Series [ ] Preferred Shares.

         (c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Trust proposes to designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period pursuant to paragraph (a) of this
Section 3, not less than seven (7) (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Trust proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) made by press release, and (ii) communicated by the Trust by telephonic or other means to the Auction Agent and each Broker-Dealer and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Trust may exercise its option to designate a succeeding Subsequent Rate Period of shares of such Series as a Special Rate Period, specifying the first day thereof and (B) that the Trust will, by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Trust shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

         (d) NOTICE OF SPECIAL RATE PERIOD. No later than 3:00 P.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of Preferred Shares as to which notice has been given as set forth in paragraph (c) of this Section 3 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Trust shall deliver to the Auction Agent either:

                  (i) a notice ("Notice of Special Rate Period") stating (A) that the Trust has determined to designate the next succeeding Rate Period of shares of such Series as a Special Rate Period, specifying the same and the first day and last day thereof, and (B) the terms of any Special Redemption Provisions; or

                  (ii) a notice stating that the Trust has determined not to exercise its option to designate a Special Rate Period of shares of such Series.

         (e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Trust fails to deliver either of the notices described in subparagraphs (d)(i) or
(d)(ii) of this Section 3 or is unable to make the confirmations required by clause (v) of this Section 3(a) by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of the proposed Special Rate Period, the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph
(d)(ii) of this Section 3. In the event the Trust delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 3, it shall file a copy of such notice with the Secretary of the Trust, and the contents of such notice shall be binding on the Trust.

4.       VOTING RIGHTS.

         (a) ONE VOTE PER SHARE OF PREFERRED SHARES. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of Preferred Shares shall be entitled to one vote for each share of Preferred Shares held by such Holder on each matter submitted to a vote of shareholders of the Trust, and (ii) the holders of outstanding preferred shares, including each share of Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of Shareholders of the Trust held for the election of Trustees, the holders of outstanding preferred shares, including the Preferred Shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust, to elect two Trustees of the Trust out of the entire Board of Trustees (regardless of the number of Trustees), each share of preferred shares entitling the holder thereof to one vote; provided, further, that if the Board of Trustees shall be divided into one or more classes, the Board of Trustees shall determine to which class or classes the Trustees elected by the holders of preferred shares shall be assigned and the holders of the Preferred Shares shall only be entitled to elect the Trustees so designated as being elected by the holders of the Preferred Shares, when their term shall have expired; provided, finally, that such Trustees appointed by the holders of preferred shares shall be allocated as evenly as possible among the classes of Trustees. Subject to paragraph (b) of this Section 4, the holders of outstanding Common Shares and preferred shares voting together as a single class, shall elect the balance of the Trustees.

         (b) VOTING FOR ADDITIONAL TRUSTEES.

                  (i) VOTING PERIOD. Except as otherwise provided in the Declaration or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including the Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of preferred shares, including the Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                           (A) If at the close of business on any dividend
                  payment date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Shares, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                           (B) If at any time holders of preferred shares,
                  including the Preferred Shares, are entitled under the Investment Company Act to elect a majority of the Trustees of the Trust.

         Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

                  (ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of preferred shares, including the Preferred Shares, to elect additional Trustees as described in subparagraph (b)(i) of this Section 4, the Trust shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares, including the Preferred Shares, held during a Voting Period at which Trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), shall be entitled to elect the number of Trustees prescribed in subparagraph (b)(i) of this Section 4 on a one-vote-per-share basis.

                  (iii) TERMS OF OFFICE OF EXISTING TRUSTEES. The terms of office of all persons who are Trustees of the Trust at the time of a special meeting of Holders and holders of other preferred shares to elect Trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of Trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent Trustees elected by the Holders and such other holders of preferred shares and the remaining incumbent Trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected Trustees of the Trust.

     (iv) TERMS OF OFFICE OF CERTAIN TRUSTEES TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional Trustees elected by the Holders and holders of other Preferred Shares pursuant to subparagraph (b)(i) of this Section 4 shall terminate, the remaining Trustees shall constitute the Trustees of the Trust and the voting rights of the Holders and such other holders to elect additional Trustees pursuant to subparagraph (b)(i) of this Section 4 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 4.

         (c) HOLDERS OF PREFERRED SHARES TO VOTE ON CERTAIN OTHER MATTERS.

                  (i) INCREASES IN CAPITALIZATION. So long as any Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or authorize, create or issue additional shares of any series of Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c)(i) of Section 9 of this Part I, the Board of Trustees, without the vote or consent of the Holders of Preferred Shares, may from time to time authorize and create, and the Trust may from time to time issue, additional shares of any series of Preferred Shares or classes or series of other preferred shares ranking on a parity with Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, if the Trust obtains written confirmation from Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) or any Substitute Rating Agency (if any such Substitute Rating Agency is then rating the Preferred Shares) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the Preferred Shares and the Trust continues to comply with Section 13 of the Investment Company Act, the Investment Company Act Preferred Share Asset Coverage and the Preferred Shares Basic Maintenance Amount requirements; or (b) amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of such Preferred Shares or the Holders thereof; provided, however, that
         (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the Preferred Shares and such issuance would, at the time thereof, cause the Trust not to satisfy the Investment Company Act Preferred Share Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any shares of the Preferred Shares are outstanding, the
Trust shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the "Affected Series") of Preferred Shares in a manner different from any other series of Preferred Shares, the Trust will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

                  (ii) INVESTMENT COMPANY ACT MATTERS. Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the Holders of at least a majority of the Preferred Shares outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Trust from a closed-end to an open-end investment company, (B) the affirmative vote of the Holders of at least a majority of the Preferred Shares outstanding at the time, voting as a separate class, shall be negotiated to amend the provisions of the Declaration, which provides for the classification of the Board of Trustees into three classes, and (C) the affirmative vote of the Holders of a "majority of the outstanding Preferred Shares," voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the Investment Company Act) adversely affecting such shares. The affirmative vote of the holders of a "majority of the outstanding Preferred Shares," voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 4(c)(ii) requiring a vote of security holders of the Trust under section 13(a) of the Investment Company Act. For purposes of the foregoing, "majority of the outstanding Preferred Shares" means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of section 13(a) of the Investment Company Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Trust shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) of the results of such vote.

         (d) BOARD MAY TAKE CERTAIN ACTIONS WITHOUT SHAREHOLDER APPROVAL. The Board of Trustees, without the vote or consent of the shareholders of the Trust, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, any provision of this Statement viewed by Moody's or Fitch as a predicate for any such definition, or Section 8 of Part I of the Statement, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares or the Holders thereof; provided, however, that the Board of Trustees receives written confirmation from Moody's or Fitch (such confirmation being required to be obtained only in the event Moody's or Fitch is rating the Preferred Shares) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or Fitch, as the case may be, to the Preferred Shares:

Accountant's Confirmation           Investment Company Act Preferred Asset
                                                     Coverage
Approved Foreign Nations            Market Value
Approved Price                              Maximum Rate
Bank Loans                                  Moody's Discount Factor
Canadian Bonds                              Moody's Eligible Assets
Closing Transaction                         Moody's Exposure Period
Debt Securities                             Moody's Hedging Transaction
Deposit Securities Moody's Industry Classifications Discount Factor Moody's Loan Category Discounted Value Preferred Shares Basic Maintenance Amount Eligible Assets Preferred Shares Basic Maintenance Cure Date Fitch Discount Factor Preferred Shares Basic Maintenance Report Fitch Eligible Assets Pricing Service Fitch Exposure Period Quarterly Valuation Date Fitch Hedging Transactions Reorganization Bond Fitch Industry Classification Senior Loans Fitch Loan Category Short Term Money Market Instruments Foreign Bonds Structured Notes Forward Commitment Treasury Bonds Independent Accountant Valuation Date Investment Company Act Cure Date [Volatility Factor]

         (e) VOTING RIGHTS SET FORTH HEREIN ARE SOLE VOTING RIGHTS. Unless otherwise required by law, the Holders of PREFERRED SHARES shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

     (f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of PREFERRED SHARES shall have no preemptive rights or rights to cumulative voting.

         (g) VOTING FOR TRUSTEES SOLE REMEDY FOR TRUST'S FAILURE TO PAY DIVIDENDS. In the event that the Trust fails to pay any dividends on the PREFERRED SHARES, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 4.

         (h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any share of Preferred Shares and no share of Preferred Shares shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 9 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No share of Preferred Shares held by the Trust or any affiliate of the Trust (except for shares held by a Broker-Dealer that is an affiliate of the Trust for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

5.       INVESTMENT COMPANY ACT PREFERRED SHARE COVERAGE.

The Trust shall maintain, as of the last Business Day of each month in which any Preferred Shares are Outstanding, the Investment Company Act Preferred Share Asset Coverage.

6.       PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

         (a) So long as Preferred Shares are Outstanding, the Trust shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date (i) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the Preferred Shares).


         (b) On or before 5:00 PM., New York City time, on the third Business Day after a Valuation Date on which the Trust fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Trust shall complete and deliver to Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) and the Auction Agent (if either Moody's or Fitch is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Trust mails to the Auction Agent for delivery on the next Business Day the full Preferred Shares Basic Maintenance Report. The Trust shall also deliver a Preferred Shares Basic Maintenance Report to (i) the Auction Agent (if either Moody's or Fitch is then rating the Preferred Shares) as of the last Friday month (or, if such day is not a Business Day, the next succeeding Business Day), (ii) Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is than rating the Preferred Shares) as of any Quarterly Valuation Date, in each case on or before the third Business Day after such day. A failure by the Trust to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Trust is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.


         (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to a Quarterly Valuation Date, the Trust shall cause the Independent Accountant to confirm in writing to Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) and the Auction Agent (if either Moody's or Fitch is then rating the Preferred Shares)
(i) the mathematical accuracy of the calculations reflected in such Preferred Shares Basic Maintenance Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was prepared by the Trust during the quarter ending on such Quarterly Valuation
Date), (ii) that, in such Preferred Shares Basic Maintenance Report (and in such randomly selected Preferred Shares Basic Maintenance Report), the Trust correctly determined in accordance with this Statement the assets of the Trust which constitute Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares), (iii) that, in such Preferred Shares Basic Maintenance Report (and in such randomly selected Preferred Shares Basic Maintenance Report), the Trust determined whether the Trust had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with this Statement, Moody's Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Fitch Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iv) with respect to the S&P ratings on portfolio securities of the Trust, the issuer name, issue size and coupon rate, if any, listed in such Report, that the Independent Accountant has requested that S&P verify such information and the Independent Account and shall provide a listing in its letter of any differences, (v) with respect to the Fitch ratings on portfolio securities of the Trust, the issuer name, issue size and coupon rate, if any, listed in such Preferred Shares Basic Maintenance Report, that such information has been verified by Fitch (in the event such information is not verified by Fitch, the Independent Accountant will inquire of Fitch what such information is, and provide a listing in its letter of any differences), (vi) with respect to the Moody's ratings on portfolio securities of the Trust, the issuer name, issue size and coupon rate, if any, listed in such Preferred Shares Basic Maintenance Report, that such information has been verified by Moody's (in the event such information is not verified by Moody's, the Independent Accountant will inquire of Moody's what such information is, and provide a listing in its letter of any differences) and (vii) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Trust's assets to the Trust for purposes of valuing securities in the Trust's portfolio, the Independent Accountant has traced the price used in such Preferred Shares Basic Maintenance Report to the bid or mean price listed in such Preferred Shares Basic Maintenance Report as provided to the Trust and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) (such confirmation is herein called the "Accountant's Confirmation").

         (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to any Valuation Date on which the Trust failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Trust shall cause the Independent Accountant to provide to Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) and the Auction Agent (if either Moody's or Fitch is then rating the Preferred Shares) an Accountant's Confirmation as to such Preferred Shares Basic Maintenance Report.

         (e) If any Accountant's Confirmation delivered pursuant to paragraph
(c) or (d) of this Section 6 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) or Fitch Eligible Assets (if Fitch is then rating the Preferred Shares), as the case may be, of the Trust was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Trust, and the Trust shall accordingly amend and deliver the Preferred Shares
Basic Maintenance Report to Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) and the Auction Agent (if either Moody's or Fitch is then rating the Preferred Shares) promptly following receipt by the Trust of suchAccountant's Confirmation.


         (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any Preferred Shares, the Trust shall complete and deliver to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Trust shall cause the Independent Accountant to confirm in writing to the Auction Agent (if either Moody's or Fitch is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of Fitch Eligible Assets reflected thereon equals or exceeds the Preferred Shares Basic Maintenance Amount reflected thereon.

         (g) On or before 5:00 p.m., New York City time, on the third Business Day after either (i) the Trust shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of Moody's Eligible Assets or the Fitch Eligible Assets to the Preferred Shares Basic Maintenance Amount is less than or equal to 105%, or (iii) whenever requested by Moody's or Fitch, the Trust shall complete and deliver to Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such event.

7.       RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

         (a) DIVIDENDS ON SHARES OTHER THAN THE PREFERRED SHARES. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of the Preferred Shares through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of the Preferred Shares through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Trust ranking on a parity as to the payment of dividends with the Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon the Preferred Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the Trust and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of Preferred Shares shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

         (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON SHARES UNDER THE INVESTMENT COMPANY ACT. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the Investment Company Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed- end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

         (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any PREFERRED SHARES are outstanding, and except as set forth in paragraph (a) of this Section 7 and paragraph (c) of Section 9 of this Part I,
(A) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Trust ranking junior to or on a parity with the Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Trust ranking junior to or on a parity with Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of Preferred Shares through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Trust has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Trust ranking junior to Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) would at least equal the Preferred Shares Basic Maintenance Amount.

8.       RATING AGENCY RESTRICTIONS.

         (a) For so long as any Preferred Shares are rated by Moody's, the Trust will not buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the Preferred Shares by Moody's, except that the Trust may purchase or sell exchange-traded financial futures contracts based on any index approved by Moody's or Treasury Bonds, and purchase, write or sell exchange-traded put options on such financial futures contracts, any index approved by Moody's or Treasury Bonds, and purchase, write or sell exchange-traded call options on such financial futures contracts, any index approved by Moody's or Treasury Bonds (collectively "Moody's Hedging Transactions"), subject to the following limitations:

         (i) the Trust will not engage in any Moody's Hedging Transaction based on any index approved by Moody's (other than transactions that terminate a futures contract or option held by the Trust by the Trust's taking the opposite position thereto ("Closing Transactions") that would cause the Trust at the time of such transaction to own or have sold:

                  (A) outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal; or

                  (B) outstanding financial futures contracts based on any index approved by Moody's having a Market Value exceeding 50% of the Market Value of all portfolio securities of the Trust constituting Moody's Eligible Assets owned by the Trust (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction);

         (ii) the Trust will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Trust at the time of such transaction to own or have sold:

                  (A) outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Trust and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P); or

                  (B) outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market Value exceeding 80% of the aggregate Market Value of all portfolio securities of the Trust constituting Moody's Eligible Assets owned by the Trust (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P);

(for purposes of the foregoing clauses (i) and (ii), the Trust shall be deemed to own the number of financial futures contracts that underlie any outstanding options written by the Trust);

         (iii) the Trust will engage in Closing Transactions to close out any outstanding financial futures contract based on any index approved by Moody's if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Moody's and the Trust;

         (iv) the Trust may engage in a Closing Transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

         (v) the Trust will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

         (vi) the Trust (A) will not engage in options and futures transactions for leveraging or speculative purposes, except that an option or futures transaction shall not for these purposes be considered a leveraged position or speculative so long as the combination of the Fund's non-derivative positions, together with the relevant option or futures transaction, produces a synthetic investment position, or the same economic result, that could be achieved by an investment, consistent with the Trust's investment objectives and policies, in a security that is not an option or futures transaction, and (B) will not write any call options or sell any financial futures contracts for the purposes of hedging the anticipated purchase of an asset prior to completion of such purchase; and

         (vii) the Trust will not enter into an option or futures transaction unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

         (b) The trust may enter into, purchase or sell, exchange-traded financial futures contracts based on any index approved by Fitch or Treasury Bonds, and purchase, write or sell exchange-traded put options on such futures contracts, any index approved by Fitch or Treasury Bonds and purchase, write or sell exchange-traded call options on such financial futures contracts, any index approved by Fitch or Treasury bonds ("Fitch Hedging Transactions"), subject to the following limitations:

         (i) The Trust may not engage in any Fitch Hedging Transaction based on any index approved by Fitch (other than transactions that terminate a futures contract or option held by the Trust by the Trust's taking the opposite position thereto ("closing transactions")) that would cause the trust at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

         (ii) The Trust will not engage in any Fitch Hedging Transaction based on Treasury Bonds (other than closing transactions) that would cause the trust at the time of such transaction to own or have sold:

                  (A) outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate market value exceeding 20% of the aggregate market value of Fitch Eligible Assets owned by the Trust and rated AA by Fitch (or, if not rated by Fitch Ratings, rated Aa by Moody's; or, if not rated by Moody's, rated AAA by S&P); or

                  (B) outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate market value exceeding 40% of the aggregate market value of all Fitch Eligible Assets owned by the Trust (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated A or BBB by Fitch (or, if not rated by Fitch Ratings, rated Baa by Moody's; or, if not rated by Moody's, rated A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Trust shall be deemed to own futures contracts that underlie any outstanding options written by the Trust);

         (iii) The Trust may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Trust.

         (iv) The trust may not enter into an option or futures transaction unless, after giving effect thereto, the trust would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

9.       REDEMPTION.

         (a) Optional Redemption.

                  (i) To the extent permitted under the Investment Company Act and Delaware law, the Trust at its option may, without the consent of the holders of Preferred Shares, redeem Preferred Shares having a
Dividend Period of one year or less, in whole or in part, on the business day after the last day of such Dividend Period upon not less than 15 calendar days' and not more than 40 calendar days' prior notice. The optional redemption price per share will be the Liquidation Preference per share, plus an amount equal to accumulated but unpaid Dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a Dividend Period of more than one year are redeemable at the option of the Trust, in whole or in part, prior to the end of the relevant Dividend Period, subject to any specific redemption provision, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Trust will not make any optional redemption unless, after giving effect thereto (i) the Trust has available certain Deposit Securities with maturities or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to holders of the Preferred Shares by reasons of the redemption of the Preferred Shares on such date fixed for the redemption and (ii) the Trust has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount. Notwithstanding the foregoing, Preferred Shares may not be redeemed at the option of the Trust unless all dividends in arrears on the outstanding Preferred Shares, and all other outstanding preferred shares have been or are being contemporaneously paid or set aside for payment. Notice of Special Rate Period relating to a Special Rate Period of shares of a series of Preferred Shares, as delivered to the Auction Agent and filed with the Secretary of the Trust, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

                  (ii) If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

                  (iii) The Trust may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 9 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (A) the Trust has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of such shares on such redemption date, and
         (B) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) each at least equals the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (B) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the Preferred Shares Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definition of Moody's Discount Factor herein.

         (b) MANDATORY REDEMPTION. The Trust shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the Preferred Shares, if the Trust fails to have either Moody's Eligible Assets or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the Investment Company Act Preferred Share Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be. The number of Preferred Shares to be redeemed shall be equal to the lesser of (i) the minimum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Trust's having Moody's Eligible Assets and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the Investment Company Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of Preferred Shares and other preferred shares the redemption or retirement of which would have had such result, all Preferred Shares and other preferred shares then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. In determining the Preferred Shares required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Share Asset Coverage, as the case may be, pro rata among Preferred Shares and other preferred shares (and, then, pro rata among each series of Preferred Shares) subject to redemption or retirement. The Trust shall effect such redemption on the date fixed by the Trust therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of the Preferred Shares and other preferred shares which are subject to redemption or retirement or the Trust otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Trust shall redeem those Preferred Shares and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to this paragraph (b), the shares of such series to be redeemed shall be selected by lot or such other method that the Trust deems fair and equitable.

         (c) NOTICE OF REDEMPTION. If the Trust shall determine or be required to redeem shares of a series of Preferred Shares pursuant to paragraph (a) or
(b) of this Section 9, it shall mail a Notice of Redemption with respect to such redemption by first-class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Trust on the record date established by the Board of Trustees and to the Auction Agent. Such Notice of Redemption shall be so mailed not less than 15 nor more than 40 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of Preferred Shares to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; (vii) that the Holders of any shares of a series of Preferred Shares being so redeemed shall not participate in the Auction, if any, immediately preceding the redemption date; and (viii) the provisions of this Section 9 under which such redemption is made. If fewer than all shares of a series of Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Trust may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 9 that such redemption is subject to one or more conditions precedent and that the Trust shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

         (d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 9, if any dividends on shares of a series of Preferred Shares (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such Series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

         (e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem Preferred Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Trust's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Trust may not have redeemed Preferred Shares for which a Notice of Redemption has been mailed, dividends may be declared and paid on Preferred Shares and shall include those Preferred Shares for which a Notice of Redemption has been mailed.

         (f) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY TRUST. All moneys paid to the Auction Agent for payment of the Redemption Price of Preferred Shares called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

         (g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 9, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the Preferred Shares that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I. The Auction Agent shall pay the Redemption Price to the Holders of Preferred Shares subject to redemption upon surrender of the certificates for the shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) to be redeemed in accordance with the Notice of Redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Trust shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the Preferred Shares called for redemption on such date and (ii) all other amounts to which Holders of Preferred Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Trust, after which time the Holders of Preferred Shares so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts to which they may be entitled.

         (h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this Section 9, the Trust shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the Investment Company Act and any applicable Delaware law, but shall effect no redemption except in accordance with the Investment Company Act and any applicable Delaware law.

     (i) ONLY WHOLE PREFERRED SHARES MAY BE REDEEMED. In the case of any redemption pursuant to this Section 9, only whole Preferred Shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

         (j) MODIFICATION OF REDEMPTION PROCEDURES. Notwithstanding any of the foregoing provisions of this Section 9, the Trust may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any Holder of the relevant series of Preferred Shares, and (ii) the Trust receives written notice from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such modification would not impair the ratings assigned by Moody's and Fitch to shares of Preferred Shares.

10.      LIQUIDATION RIGHTS.

         (a) RANKING. The shares of a series of Preferred Shares shall rank on a parity with each other, with shares of any other series of preferred shares and with shares of any other series of Preferred Shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.

         (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, the Holders of Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Trust available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Trust ranking junior to the Preferred Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds. After the payment to the Holders of the Preferred Shares of the full preferential amounts provided for in this paragraph (b), the Holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Trust.

         (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Trust available for distribution to the Holders of Preferred Shares upon any dissolution, liquidation, or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 10, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

         (d) RIGHTS OF JUNIOR SHARES. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the preferred shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, after payment shall have been made in full to the Holders of the Preferred Shares as provided in paragraph (b) of this Section 10, but not prior thereto, any other series or class or classes of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

         (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Trust, nor the merger or consolidation of the Trust into or with any business trust or corporation nor the merger or consolidation of any business trust or corporation into or with the Trust shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 10.

11.      MISCELLANEOUS.

         (a) AMENDMENT TO ADD ADDITIONAL SERIES. The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend this Statement to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or
(2) add additional series of Preferred Shares or additional shares of a series of Preferred Shares (and terms relating thereto) to the Series and Preferred Shares theretofore described thereon. Each such additional Series and all such additional shares shall be governed by the terms of this statement.

     (b) NO FRACTIONAL SHARES. No fractional shares of Preferred Shares shall be issued.

         (c) STATUS OF PREFERRED SHARES REDEEMED, EXCHANGED OR OTHER WISE ACQUIRED BY THE TRUST. Preferred Shares, which are redeemed, exchanged or otherwise acquired by the Trust, shall return to the status of authorized and unissued preferred shares without designation as to series.

         (d) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of Preferred Shares prior to the issuance of shares of such series.

         (e) HEADINGS NOT DETERMINATIVE. The headings contained in this Statement are for convenience of reference only shall not affect the meaning or interpretation of this statement.

         (f) NOTICES. All notices or communications, unless otherwise specified in the By-Laws of the Trust or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

         (g) CERTIFICATE FOR PREFERRED SHARES. The certificates representing shares of the Preferred Shares shall be executed by the President, any Vice President, Treasurer, or any Assistant Treasurer of the Trust and by the Secretary or an Assistant Secretary of the Trust and shall be in the form attached hereto as Annex A with such changes thereto as the officers of the Trust executing such certificate shall determine to be necessary or desirable.

                                                     PART II.

1.       ORDERS.

         (a) Prior to the Submission Deadline on each Auction Date for shares of a series of Preferred Shares:

         (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                           (A) the number of Outstanding shares, if any, of such
                  series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

                           (B) the number of Outstanding shares, if any, of such
                  series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                           (C) the number of Outstanding shares, if any, of such
                  series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series; and

         (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

         For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

         (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                           (A) the number of Outstanding shares of such series
                  specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                           (B) such number or a lesser number of Outstanding
                  shares of such series to be determined as set forth in clause
                  (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                           (C) the number of Outstanding shares of such series
                  specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such Series and Sufficient Clearing Bids for shares of such series do not exist.

         (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                           (A) the number of Outstanding shares of such series
                  specified in such Sell Order; or

                           (B) such number or a lesser number of Outstanding
                  shares of such Series [ ]s set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker Dealer believes it is not the Existing Holder of such shares.

         (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                           (A) the number of Outstanding shares of such series
                  specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                           (B) such number or a lesser number of Outstanding
                  shares of such Series [ ]s set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

                    (C) No Order for any number of Preferred Shares other than whole shares shall be valid.

2.       SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

         (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

                  (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

                  (ii) the aggregate number of shares of such series that are the subject of such Order;

                  (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                           (A) the number of shares, if any, of such series
                  subject to any Hold Order of such Existing Holder;

                           (B) the number of shares, if any, of such series
                  subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                           (C) the number of shares, if any, of such series
                  subject to any Sell Order of such Existing Holder; and

                  (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

         (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

         (c) If an Order or Orders covering all of the outstanding Preferred Shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

         (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                  (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

                  (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause
         (i) above;

                           (B) subject to subclause (A), if more than one Bid of
                  an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                           (C) subject to subclauses (A) and (B), if more than
                  one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                           (D) in any such event, the number, if any, of such
                  Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such Series by or on behalf of a Potential Holder at the rate therein specified; and

                  (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

         (e) If more than one Bid for one or more shares of a series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

         (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

     3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BIDS RATE AND APPLICABLE RATE.

         (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

                  (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of such series);

                  (ii) from the Submitted Orders for shares of such series whether:

                           (A) the number of Outstanding shares of such series
                  subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series; exceeds or is equal to the sum of;

                           (B) the number of Outstanding shares of such series
                  subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

                           (C) the number of Outstanding shares of such series
                  subject to Submitted Sell Orders

         (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

         (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                           (A) (I) each such Submitted Bid of Existing Holders
                  specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                           (B) (I) each such Submitted Bid of Potential Holders
                  specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted; would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such series.

         (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Trust of the Maximum Rate for shares of the series of Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

                  (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

                  (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

                  (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be the applicable "AA" Financial Deposit Commercial Paper Rate on such Auction Date.

     4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

         Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

         (a) If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and
(e) of this section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

                  (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

                  (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

                  (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

                  (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ("remaining shares") in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the number of Preferred Shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

                  (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

         (b) If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

                  (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

                  (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

                  (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph
         (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

         (c) If all of the Outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

         (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.

         (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of PREFERRED SHARES on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate PREFERRED SHARES of such series for purchase among Potential Holders so that only whole shares of PREFERRED SHARES of such Series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing PREFERRED SHARES of such series on such Auction Date.

         (f) Based on the results of each Auction for shares of a series of PREFERRED SHARES, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, PREFERRED SHARES of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of PREFERRED SHARES with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of PREFERRED SHARES that have been made in respect of Potential Holders' or Potential Beneficial Owners' submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

         (g) None of the Trust, the Adviser, nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver PREFERRED SHARES of any series or to pay for PREFERRED SHARES of any series sold or purchased pursuant to the Auction Procedures or otherwise.

5.       AUCTION AGENT.

         For so long as any PREFERRED SHARES are outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its Affiliates (which however may engage or have engaged in business transactions with the Trust or its Affiliates) and at no time shall the Trust or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any PREFERRED SHARES are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of a series of PREFERRED SHARES shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of PREFERRED SHARES and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

6.       TRANSFER OF PREFERRED SHARES.

         Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of PREFERRED SHARES only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of PREFERRED SHARES from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

7.       GLOBAL CERTIFICATE.

         Prior to the commencement of a Voting Period, (i) all of the shares of a series of PREFERRED SHARES outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of PREFERRED SHARES shall be made on the books of the Trust to any Person other than the Securities Depository or its nominee.

8.       FORCE MAJEURE.

         (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Dividend Period shall be the Auction Rate determined on the previous Auction Date.

         (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date can not be paid for any such reason, then:

                  (i) the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Trust and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

                  (ii) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

                  (iii) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.




         IN WITNESS WHEREOF, the undersigned being all the Trustees of the Trust have executed this instrument as of the date first written above.



         -------------------------------------------
         CHARLES A. AUSTIN, III
         Charles A. Austin, III, as Trustee and not individually


         -------------------------------------------
         GERALD M. MCDONNELL
         Gerald M. McDonnell, as Trustee and not individually


         -------------------------------------------
         DR. RUSSELL A. SALTON, III
         Dr. Russell A. Salton, III, as Trustee and not individually


         -------------------------------------------
         K. DUN GIFFORD
         K. Dun Gifford, as Trustee and not individually


         -------------------------------------------
         DR. LEROY KEITH
         Dr. Leroy Keith, as Trustee and not individually


         -------------------------------------------
         DAVID M. RICHARDSON
         David M. Richardson, as Trustee and not individually


         -------------------------------------------
         MICHAEL S. SCOFIELD
         Michael S. Scofield, as Trustee and not individually


         -------------------------------------------
         RICHARD J. SHIMA
         Richard J. Shima, as Trustee and not individually


         -------------------------------------------
         WILLIAM W. PETTIT
         William W. Pettit, as Trustee and not individually


         -----------------------------------------
         RICHARD WAGONER
         Richard Wagoner, as Trustee and not individually

PART C -- OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

(1)      FINANCIAL STATEMENTS -

         To be filed by pre-effective amendment.

 (2)     EXHIBITS

---------------------------- ------------------------------------------------------------------------
Exhibit No.                  Description of Exhibits
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(a)(1)                       Amended and Restated Certificate of Trust of
                             Evergreen Income Advantage Fund is incorporated by
                             reference to the Registrant's Initial Registration
                             Statement on Form N-2 as filed with the Commission
                             on December 18, 2002, Files Nos. 333-101968 and
                             811-21269 (the "Initial Registration Statement").
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(a)(2)                       Amended and Restated Agreement and Declaration of Trust of Evergreen
                             Income Advantage Fund is incorporated by reference to the Initial
                             Registration Statement.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(b)                          By-laws are incorporated by reference to the Initial Registration
                             Statement.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(c)                          Not applicable.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(d)                          Statement of Preferences of Auction Rate Preferred
                             Shares attached hereto as Appendix B to the
                             Statement of Additional Information.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(e)                          Terms and Conditions of Automatic Dividend Reinvestment Plan is
                             incorporated by reference to Pre-Effective Amendment No. 2 to the
                             Initial Registration Statement filed on February 25, 2003
                             ("Pre-Effective Amendment No. 2").
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(f)                          Not applicable.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(g)                          Form of Investment Advisory and Management
                             Agreement between Registrant and Evergreen
                             Investment Management Company, LLC is incorporated
                             by reference to Pre-Effective Amendment No. 1 to
                             the Initial Registration Statement on Form N-2 as
                             filed with the Commission on January 22, 2003
                             ("Pre-Effective Amendment No. 1").
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(h)                          To be filed by Amendment.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(i)                          Deferred Compensation Plan is incorporated by reference to
                             Pre-Effective Amendment No. 1.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(j)                          Form of Custodian Agreement by and between
                             Registrant and State Street Bank and Trust Company
                             is incorporated by reference to Pre-Effective
                             Amendment No. 2.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(k)(1)                       Form of Administrative Services Agreement between Registrant and
                             Evergreen Investment Services, Inc. is incorporated by reference to the Initial Registration Statement.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(k)(2)                       Form of Transfer Agency and Service Agreement among Registrant,
                             EquiServe Trust Company, N.A. and EquiServe, Inc. is incorporated by reference to the Initial Registration Statement.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(l)(1)                       Opinion and consent of Richards, Layton & Finger, P.A. to be filed by
                             Amendment.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(l)(2)                       Opinion of Sullivan & Worcester LLP to be filed by Amendment.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(m)                          Not applicable.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(n)                          Consent of ________ to be filed by Amendment.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(o)                          Not applicable.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(p)                          Initial Stock Purchase Agreement is incorporated by reference to
                             Pre-Effective Amendment No. 2.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(q)                          Not applicable.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(r)(1)                       Code of Ethics for Evergreen Income Advantage Fund is incorporated by reference to Pre-Effective Amendment No. 1.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(r)(2)                       Code of Ethics for Evergreen Investment Management
                             Company, LLC is incorporated by reference to
                             Pre-Effective Amendment No. 1.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(s)                          Powers of Attorney filed herewith.
---------------------------- ------------------------------------------------------------------------

ITEM 25.   MARKETING ARRANGEMENTS

         To be filed by amendment.

ITEM 26.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following table sets forth the expenses to be incurred in connection with the issuance and distribution of securities described in this Registration Statement:

Registration fees                                            $
National Association of Securities Dealers, Inc. fee         $
Printing (other than stock certificates)                     $
Accounting fees and expenses                                 $
Legal fees and expenses                                      $
Underwriter expense reimbursement                            $
Marketing                                                    $
Engraving and Printing of Share Certificates                 $
Miscellaneous                                                $
Total                                                        $



ITEM 27.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

ITEM 28.   NUMBER OF HOLDERS OF SECURITIES (as of February 24, 2003)


TITLE OF CLASS                                         NUMBER OF RECORD HOLDERS
--------------                                         -------------
Common Shares (no par value)                               1
Preferred Shares (liquidation preference $25,000)          0

ITEM 29.  INDEMNIFICATION

         Prior to its commencement of operations, Registrant will have obtained from a major insurance carrier a trustees and officers liability policy covering certain types of errors and omissions.

         Provisions for the indemnification of the Registrant's Trustees and officers are also contained in the Registrant's Amended and Restated Agreement and Declaration of Trust.

         Provisions for the indemnification of the Registrant's Advisor are contained in the Investment Advisory and Management Agreement.

         The Underwriting Agreement to be filed in response to Item 24 (2)(h) is expected to contain provisions requiring indemnification of the Registrant's underwriters by the Registrant.

     Provisions for the indemnification of Evergreen Investment Services, Inc., the Registrant's Administrator, are contained in the Administrative Services Agreement between Registrant and Evergreen Investment Services, Inc.

     Provisions for the indemnification of EquiServe, Inc., the Registrant's transfer agent, are contained in the Transfer Agency and Service Agreement among Registrant, EquiServe Trust Company, N.A. and EquiServe, Inc.



ITEM 30.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     The Directors and principal executive officers of Wachovia Bank, N.A. are:

         G. Kennedy Thompson        Chairman, Wachovia Corporation and
                                            Wachovia Bank, N.A., Chief Executive
                                            Officer, President and Director, Wachovia
                                            Corporation and Wachovia Bank, N.A.

         Mark C. Treanor            Executive Vice President, Secretary &
                                            General Counsel, Wachovia Corporation;
                                            Secretary and Executive Vice President,
                                            Wachovia Bank, N.A.

         Robert                             T. Atwood Executive Vice President
                                            and Chief Financial Officer,
                                            Wachovia Corporation; Chief
                                            Financial Officer and Executive Vice
                                            President, Wachovia Bank, N.A.

     All of the above persons are located at the following address: Wachovia Bank, N.A., One Wachovia Center, Charlotte, NC 28288.

         The information required by this item with respect to Evergreen Investment Management Company, LLC is incorporated by reference to the Form ADV (File No. 801-8327) of Evergreen Investment Management Company, LLC.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

     Evergreen Investment Services, Inc. and Evergreen Investment Management Company, LLC, all located at 200 Berkeley Street, Boston, Massachusetts 02116.

     Wachovia Bank, N.A., One Wachovia Center, 301 S. College Street, Charlotte, North Carolina 28288.

     State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts 02171.

     EquiServe Trust Company, N.A., P.O. Box 43010, Providence, Rhode Island 02940-3010.

ITEM 32.   MANAGEMENT SERVICES

Not applicable.

ITEM 33.   UNDERTAKINGS

(1) The Registrant undertakes to suspend the offering of its shares until it amends its Prospectus if: (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

(2)      Not Applicable.

(3)      Not Applicable.

(4)      Not Applicable.

(5)      Registrant hereby undertakes:

         (a) that for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

         (b) that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (6) The Registrant hereby undertakes to send by first class mail or by other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, the Commonwealth of Massachusetts on the 4th day of March, 2003.

                                   EVERGREEN INCOME ADVANTAGE FUND

                                   By:  /s/ William E. Ennis
                                          William M. Ennis
                                         President
                                         (Chief Executive Officer)

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 4th day of March, 2003.

         /s/ Michael H. Koonce              /s/ Carol A. Kosel
         -----------------------------               -----------------------------
         Michael H. Koonce                         Carol A. Kosel
         Secretary                                 Treasurer
                                                   (Principal Financial and Accounting Officer)

         /s/ Charles A. Austin, III /s/ K. Dun Gifford                /s/ William Walt Pettit
         ------------------------------     ------------------------  -----------------------------------
         Charles A. Austin III*             K. Dun Gifford*          William Walt Pettit*
         Trustee                            Trustee                           Trustee

         /s/ Gerald M. McDonnell                     /s/ Russell A. Salton, III MD
         -------------------------------             -------------------------------------
         Gerald M. McDonnell*                        Russell A. Salton, III MD*
         Trustee                                     Trustee

         /s/ Michael S. Scofield           /s/ David M. Richardson    /s/ Richard K. Wagoner
         ------------------------------   ------------------------------  -------------------------------
         Michael S. Scofield*               David M. Richardson*       Richard K. Wagoner*
         Chairman of the Board              Trustee                               Trustee
         and Trustee

          /s/ Leroy Keith, Jr.              /s/ Richard J. Shima
         ------------------------------     ------------------------------
         Leroy Keith, Jr.*                  Richard J. Shima*
         Trustee                            Trustee



         *By: /s/ Catherine E. Kennedy
                  ------------------------------
                  Catherine E. Kennedy
                  Attorney-in-Fact

         *Catherine E. Kennedy, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.